UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FIRST CITIZENS BANCSHARES

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4300 Six Forks Road

Raleigh, North Carolina 27609

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of shareholders of First Citizens BancShares, Inc. will be held at 9:00 a.m. EDT on Tuesday, April 27, 2021. Due to the public health impact of the COVID-19 pandemic, and to protect the health and well-being of our associates, shareholders and community and comply with the currently effective Order of the Governor of North Carolina limiting indoor gatherings, the Annual Meeting will be held in a virtual meeting format only at www.virtualshareholdermeeting.com/FCNCA2021. A virtual annual meeting is a meeting in which shareholders, management, and directors are not physically in the same room but attend the meeting through means of remote communication. Shareholders may participate in the Annual Meeting virtually via live audio webcast but there will be no physical meeting location for shareholders to attend the Annual Meeting.

The purposes of the meeting are:

1.	Election of Directors: To elect 11 directors for one-year terms;

2.

Advisory Vote on Executive Compensation: To vote on a non-binding advisory resolution to approve compensation paid or provided to our named executive officers as disclosed in our proxy statement for the Annual Meeting (a “say-on-pay” resolution); and

3.	Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of KPMG LLP as our independent accountants for 2021.

Our Board of Directors unanimously recommends that you vote:

“FOR” each of the nominees named in the enclosed proxy statement for election as directors, and

“FOR” Proposals 2 and 3.

In addition to the matters listed above, at the Annual Meeting our shareholders will vote on such other matters as may properly come before the meeting. The Board of Directors currently knows of no matters that may be voted upon at the Annual Meeting other than the matters set forth above.

The record date for the determination of shareholders entitled to vote at the Annual Meeting is February 26, 2021 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record, or the beneficial owner in “street name,” of shares of our Class A Common Stock or Class B Common Stock as of the close of business on the Record Date. Record holders of shares may cast one vote for each share of our Class A Common Stock and 16 votes for each share of our Class B Common Stock they held of record on the Record Date.

To attend the Annual Meeting, go to www.virtualshareholdermeeting.com/FCNCA2021 and enter your unique 16-digit “Control Number” which is printed on the proxy card you received with your copy of our Proxy Statement or, if you are the beneficial owner of shares held in “street name,” on the voting instruction form you received from your bank, broker or other nominee that is the record holder of your shares. The Control Number appears on the portion of your proxy card or voting instruction form that you retain. During the Annual Meeting, you may listen to the proceedings, submit written questions and, if you are a record holder of shares, vote your shares or, if your shares are held in street name, submit your voting instructions to your broker or other nominee, by following the instructions available on the meeting website. A list of shareholders of record will be available on the website during the Annual Meeting. If you wish to participate in the Annual Meeting but no longer have your Control Number, record holders of shares may obtain their Control Numbers by accessing shareholder@broadridge.com or by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance, and beneficial holders of shares held in street name should call their bank, broker or other nominee.

Help and technical support for accessing and participating in the virtual Annual Meeting will be available on the day of the meeting by calling 844-986-0822 (U.S.) or 303-562-9302 (International). You may begin to log into the meeting website at 8:45 a.m. EDT on the meeting date.

You are invited to participate in the virtual Annual Meeting. However, if you are the record holder of your shares of our common stock, we ask that you appoint the Proxies named in the enclosed proxy statement to vote your shares for you by signing, dating and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or Internet. If your shares are held in “street name” by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares. Even if you plan to participate in the Annual Meeting, voting by proxy will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or Internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement, or attend the Annual Meeting remotely and vote your shares you hold of record on the meeting website. Attending the Annual Meeting alone will not revoke a proxy card.

This notice and the enclosed proxy statement and proxy card are being mailed to our shareholders on or about March 9, 2021.

By Order of the Board of Directors

Elizabeth S. Ostendorf

Secretary

PROXY STATEMENT TABLE OF CONTENTS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL SHAREHOLDER MEETING TO BE HELD ON APRIL 27, 2021.

The notice of meeting, proxy statement and annual report to security holders are available at:

www.proxyvote.com.

  In connection with the solicitation of proxy appointments for the Annual Meeting, we have not authorized anyone to give you any information, or make any representation, that is not contained in this proxy statement. If anyone gives you any other information or makes any other representation, you should not rely on it as having been authorized by us.

4300 Six Forks Road

Raleigh, North Carolina 27609

PROXY STATEMENT

VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is dated March 4, 2021, and is being furnished to our shareholders by our Board of Directors in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2021 Annual Meeting of our shareholders and at any adjournments of the meeting.

When and where is the Annual Meeting?

●	When: Tuesday, April 27, 2021, at 9:00 a.m. EDT.

●

Where: Due to the public health impact of the COVID-19 pandemic, and to protect the health and well-being of our associates, shareholders and community and comply with the currently effective Order of the Governor of North Carolina limiting indoor gatherings, the Annual Meeting will be held over the Internet in a virtual meeting format only. Directions for how you can participate in the Annual Meeting are contained in this proxy statement under the heading “FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING.”

Who may vote at the Annual Meeting?

Our Board of Directors has set the close of business on February 26, 2021, as the “Record Date” to determine which shareholders are entitled to receive notice of and to vote at the Annual Meeting and how many shares they are entitled to vote. Our voting securities are the outstanding shares of our Class A Common Stock (“Class A Common”) and Class B Common Stock (“Class B Common”). On February 26, 2021, there were 8,811,220 outstanding shares of Class A Common and 1,005,185 outstanding shares of Class B Common. You must have been a record holder of our stock on the Record Date in order to vote on the Annual Meeting website or by proxy at the meeting.

How many votes may I cast at the Annual Meeting?

You may cast one vote for each share of Class A Common, and 16 votes for each share of Class B Common, that you held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders at the Annual Meeting. Votes may not be cumulated in the election of directors.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, record holders of our common stock will:

●	elect directors for one-year terms (see “PROPOSAL 1: ELECTION OF DIRECTORS”);

●

vote on a non-binding advisory resolution to approve compensation paid or provided to our named executive officers as disclosed in this proxy statement (a “say-on-pay” resolution) (see “PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION”); and

●	vote on a proposal to ratify the appointment of KPMG LLP as our independent accountants for 2021 (see “PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS”).

At the Annual Meeting, our shareholders also will vote on such other matters as may properly come before the meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote:

“FOR” each of the nominees named in this proxy statement for election as directors, and

“FOR” Proposals 2 and 3.

Additional information you need to know about the Annual Meeting is contained in this proxy statement under the heading “FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING.”

In this proxy statement, except where the context indicates otherwise:

●	“you,” “your” and similar terms refer to the shareholder receiving it;

●	“we,” “us,” “our” and similar terms refer to First Citizens BancShares, Inc. and, as the context may require, collectively to us and First-Citizens Bank & Trust Company, our bank subsidiary;

●	“FCB” refers to First-Citizens Bank & Trust Company;

●

“FCB-SC” refers to the former First Citizens Bank and Trust Company, Inc., Columbia, South Carolina, which, along with its parent holding company, First Citizens Bancorporation, Inc., we acquired in a merger transaction during 2014;

●	“CIT” refers to CIT Group Inc. with which we are parties to a definitive merger agreement dated October 15, 2020; and

●	“the SEC” refers to the Securities and Exchange Commission.

The mailing address of our principal office is Post Office Box 27131, Raleigh, North Carolina 27611-7131.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors recommends that you vote “FOR” each of the nominees named below.

General

Our Bylaws provide that:

●

our Board of Directors will consist of not less than five nor more than 30 members, and our Board is authorized to set and change the actual number of our directors from time to time within those limits; and

●

our directors are elected each year at the Annual Meeting for terms of one year or until their deaths, resignations, retirements, removals or disqualifications, or until their successors have been duly elected and qualified.

Our company and FCB each has a board of directors. Historically, the membership of FCB’s Board has been the same as the membership of our Board, and we expect that to continue. Accordingly, we expect to appoint the nominees elected to our Board at the Annual Meeting to also serve as members of the Board of FCB.

Our Board of Directors currently consists of 11 directors. Following the recommendation of our Compensation, Nominations and Governance Committee, our Board has nominated our 11 current directors named below for re-election at the Annual Meeting.

Nominees

In recommending that our Board of Directors nominate our current 11 directors for re-election, the Board’s Compensation, Nominations and Governance Committee considered a number of factors, including each director’s preparedness for, engagement in and contributions to meetings and deliberations of the Boards and committees on which they serve and the other factors described in this proxy statement under the caption “COMMITTEES OF OUR BOARD – Compensation, Nominations and Governance Committee.” Set forth below is information about each of our current directors and their individual qualifications, attributes, and skills that led our Board to nominate them for re-election at the Annual Meeting.

John M. Alexander, Jr.

PRINCIPAL OCCUPATION

∎ Manager, McKnitt and Associates, LLC (commercial real estate)

∎ Former Chairman and Chief Executive Officer, Cardinal International Trucks, Inc. (truck dealer)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Visible and active community leader:  Extensive community and public leadership experience includes service as a member of the North Carolina State Senate.

∎ Management and financial experience:  More than 50 years in managing and operating a successful truck dealership.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Former member, North Carolina State Senate

∎  Member, Board of Trustees, YMCA of the Triangle

∎  Past Director, Raleigh Police Memorial Foundation

Age: 71 Director Since: 1990 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee

Victor E. Bell III

PRINCIPAL OCCUPATION

∎ Chairman and President, Marjan, Ltd. (real estate and other investments)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Management and financial experience:  More than 39 years managing, operating and growing a family-owned real estate and investment business.

∎ Market expertise:  Familiarity with real estate, real estate-related investment, the medical community and area universities.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board of Visitors, Saint Mary’s School

∎  Chairman and President, N.C. Museum of History Foundation

∎  Chairman and President, Ravenscroft Foundation

∎  Vice Chairman, A. E. Finley Foundation

∎  Member, Board of Trustees, YMCA of the Triangle

∎  Past Member, Board of Visitors, UNC Lineberger Comprehensive Cancer Center

Age: 64 Director Since: 2002 Independent Director: Yes Current Board Committee Service: ∎ Compensation, Nominations and Governance Committee ∎ Risk Committee

Peter M. Bristow Our and FCB’s President

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  President (2014-present)

∎  Employed by FCB since 2014

∎  First-Citizens Bancorporation, Inc. and its subsidiary bank

∎  Executive Vice President and Chief Operating Officer (2001-2014)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Strong leader with extensive management and financial experience:   More than 29 years in the banking industry in various leadership positions.

∎ Market Expertise:  Intimate knowledge of FCB’s South Carolina and Georgia banking markets.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations.

∎ Significant family ownership in our company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, N.C. Community Foundation

∎  Member, Board of Trustees, Saint Mary’s School

∎  Director, North Carolina Museum of Art Foundation

Age: 55 Director Since: 2014 Independent Director: No Current Board Committee Service: ∎ None Family Relationship: ∎ Mr. Bristow is the brother-in-law of Mr. Holding and Mrs. Bryant

Hope H. Bryant Our and FCB’s Vice Chairwoman

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  Vice Chairwoman (2011-present)

∎  Executive Vice President (2002-2011)

∎  Employed by FCB since 1986

KEY EXPERIENCE AND QUALIFICATIONS

∎ Strong leader with extensive management and financial experience:  Over 32 years of experience with FCB, including managing expansion into new markets and as President of our former subsidiary, IronStone Bank.

∎ Visible and active community leader:  Extensive community and industry leadership experience, including past service on the board of directors of the North Carolina Bankers Association.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations and non-public community financial institutions.

∎ Other Financial Institution Experience:  Serves as a director of Southern BancShares (N.C.), Inc., and Fidelity BancShares (N.C.), Inc., and their respective bank subsidiaries.

∎ Significant personal ownership in our company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board of Advisors, YMCA of the Triangle

∎  Member, President’s Council, 2022 U.S. Women’s Open

∎  Member, Board of Trustees, Woodberry Forest School

∎  Past Member, Ravenscroft School Advisory Board

∎  Past Member, Board of Visitors, Wake Forest University

∎  Past Director, North Carolina Bankers Association

Age:  58

Director Since:  2006

Independent Director:  No

Current Board Committee Service:

∎  Executive Committee

∎  Trust Committee

Family Relationship:

∎ Mrs. Bryant is the sister of Mr. Holding and the sister-in-law of Mr. Bristow

H. Lee Durham, Jr. Audit Committee Financial Expert

PRINCIPAL OCCUPATION

∎  Retired Certified Public Accountant

∎  Former partner, PricewaterhouseCoopers LLP

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive financial and accounting experience:  32 years in public accounting with a significant portion dedicated to bank and public company clients.

∎ Corporate governance experience:  Has served as director, chairman of the audit committee, chairman of the nominations and corporate governance committee, member of the compensation committee and lead independent director of another public financial services company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Past Director, Charlotte Regional Sports Commission

∎  Past Member, North Carolina Innovation Council

Age: 72 Director Since: 2003 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee (Chairman) ∎ Compensation, Nominations and Governance Committee ∎ Executive Committee

Daniel L. Heavner

PRINCIPAL OCCUPATION

∎  Managing Partner, Heavner Furniture Market (retail furniture sales)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and finance experience:  More than 46 years in managing, operating and growing various successful small business ventures, including retail furniture sales, apartment ownership and management, real estate development and construction, farming operations, government service contracts and real estate investments.

∎ Development of public and low-cost housing:  Experience dealing with public agencies for the development of public and low-cost housing.

Age: 73 Director Since: 2007 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee ∎ Trust Committee (Chairman)

Frank B. Holding, Jr. Our and FCB’s Chairman and Chief Executive Officer

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  Chairman (2009-present)

∎  Chief Executive Officer (2008-present)

∎  President (1994-2009)

∎  Employed by FCB since 1983

KEY EXPERIENCE AND QUALIFICATIONS

∎ Strong leader with extensive management and financial experience: Over 37 years of experience with FCB. Has an intimate knowledge of our business and its culture, values, goals and strategic operations.

∎ Visible and active community leader: Service on boards of directors and board committees of not-for-profit entities and foundations.

∎ Corporate governance expertise: Extensive public and business leadership experience including serving as a director and member of various committees of other public and non-public companies.

∎ Significant personal ownership in our company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Member, Advisory Board, Duke Energy Corporation

∎  Chairman, Board of Trustees, Blue Cross and Blue Shield of North Carolina

∎  Trustee, Wake Forest University

∎  Director, Global Transpark Foundation

∎  Director, Mount Olive Pickle Company

∎  Past Director (former Chairman), North Carolina Chamber Foundation

∎  Past Director (former Chairman), North Carolina Chamber of Commerce

∎  Past Vice Chairman and Director, Institute for Defense and Business

Age:  59

Director Since:  1993

Independent Director:  No

Current Board Committee Service:

∎  Executive Committee (Chairman)

Family Relationship:

∎  Mr. Holding is the brother of Mrs. Bryant and the brother-in-law of Mr. Bristow

Robert R. Hoppe Risk Management Expert

PRINCIPAL OCCUPATION

∎  Retired Certified Public Accountant

∎  Former partner, PricewaterhouseCoopers LLP

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive financial and accounting experience:  34 years in public accounting serving clients in the public, private, non-profit and governmental sectors and industries, including manufacturing, healthcare, distribution, utilities and smaller financial service clients.

∎ Corporate governance experience:  Prior service as director and vice chairman of the audit and risk committees for another financial institution. Active in civic and professional organizations throughout his career.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director (past Chairman), Salvation Army of Greater Charlotte

Age: 69 Director Since: 2014 Independent Director: Yes Current Board Committee Service: ∎ Executive Committee ∎ Risk Committee (Chairman)

Floyd L. Keels

PRINCIPAL OCCUPATION

∎ Retired

∎ Former President and Chief Executive Officer, Santee Electric Cooperative, Inc. (electric power provider)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience:  Over 40 years in the electric utilities industry including 16 years as President and Chief Executive Officer of Santee Electric Cooperative, Inc. headquartered in Kingstree, South Carolina.

∎  Visible and active community leader:  Service on boards of directors of not-for-profit entities and foundations.

∎ Corporate governance experience:  Prior service as director and member of the Community Reinvestment Committee for another financial institution.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  President of the Board, William Penn Harrison Scholarship Fund

∎  Director, Greater Lake City Alliance

∎  Director and Treasurer, Eastern Carolina Community Foundation

∎  Board Member, Francis Marion University Development Foundation

Age: 73 Director Since: 2014 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee ∎ Trust Committee

Robert E. Mason IV

PRINCIPAL OCCUPATION

∎ Chairman and Chief Executive Officer, Robert E. Mason and Associates, Inc. (industrial automation and engineering services)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience:  Over 22 years of experience in managing, operating and growing a successful industrial automation and engineering services business with a national and international business perspective.

∎ Corporate governance experience:  Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board Member, Crosland Foundation

∎  Member, Board of Trustees, Episcopal High School, Alexandria, VA

∎  Former Member, Advisory Board of UNC Charlotte Lee College of Engineering

∎  Former Board Member, Presbyterian Hospital Foundation

Age: 62 Director Since: 2007 Independent Director: Yes Current Board Committee Service: ∎ Compensation, Nominations and Governance Committee ∎ Risk Committee

Robert T. Newcomb Lead Independent Director

PRINCIPAL OCCUPATION

∎  Consultant to and former President, Newcomb and Company (mechanical contractors)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience:  Over 32 years of experience in managing, operating and growing a successful mechanical contracting company.

∎ Corporate governance experience:  Service on boards of directors and board committees of not-for-profit entities.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, Raleigh Cemetery Association (Oakwood Cemetery)

∎  Member, Board of Trustees (former Annual Campaign Chair), YMCA of the Triangle

Age: 60 Director Since: 2002 Independent Director: Yes Current Board Committee Service: ∎ Compensation, Nominations and Governance Committee (Chairman) ∎ Executive Committee

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees named above.

The eleven nominees who receive the highest numbers of votes will be elected.

Proposed New Directors

In connection with our pending merger with CIT Group Inc., and as described in the joint proxy statement/prospectus we distributed in connection with the special meeting of our shareholders held on February 9, 2021, the merger agreement provides that, upon consummation of the merger, we will expand the size of our Board of Directors by three seats and fill the resulting vacancies by appointing three current directors of CIT to our Board. We currently expect that the merger will be completed during the second quarter of 2021. Information regarding the three CIT directors who are proposed to be appointed as our directors upon consummation of the merger is contained in this proxy statement under the heading “PROPOSED NEW DIRECTORS AND EXECUTIVE OFFICERS.”

CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization.

Director Independence

Determination of Independent Directors. Our Corporate Governance Guidelines require that a majority of the members of our Board be “independent” and that each year our Board review transactions, relationships and other arrangements involving our directors and determine which of the directors the Board considers to be independent. In making those determinations, the Board applies the independence criteria contained in the listing requirements of The NASDAQ Stock Market (“Nasdaq”). The Board has directed our Compensation, Nominations and Governance Committee to assess each outside director’s independence and report its findings to the Board in connection with the Board’s annual determination. In addition, between those annual determinations, the Committee is directed to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director. The following table lists our current directors and persons who served as directors during 2020 whom our Board believes were during their terms of office, and will be if re-elected, “independent” directors under Nasdaq’s criteria.

John M. Alexander, Jr.	Daniel L. Heavner	Floyd L. Keels
Victor E. Bell III	Robert R. Hoppe	Robert E. Mason IV
H. Lee Durham, Jr.		Robert T. Newcomb

In addition to the specific Nasdaq criteria, in assessing each director’s or nominee’s independence, the Compensation, Nominations and Governance Committee and the Board consider whether they believe transactions that are disclosable in our proxy statements as “related person transactions,” as well as any other transactions, relationships, arrangements or other factors known to the Committee or the Board, could impair that director’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that our current directors named above are or will be independent, the Committee and the Board considered those transactions and relationships described or referenced below under the heading “TRANSACTIONS WITH RELATED PERSONS,” as well as: (1) FCB’s lending relationships with directors who are loan customers and whose loans are subject to laws and regulations pertaining to loans to directors (including the requirement that those loans be approved by a majority of the full Board); (2) Mr. Heavner’s and his family’s interest in a real estate partnership in which a company owned by our Chief Executive Officer, Frank B. Holding, Jr., and Vice Chairwoman, Hope H. Bryant, and their family members, also is a partner and holds an interest; and (3) services provided from time to time on a competitive bid basis as a subcontractor by a mechanical contracting firm, for which Mr. Newcomb serves as a consultant, in connection with the construction or renovation of facilities owned, leased or managed by FCB.

Executive Sessions of Independent Directors. Our independent directors meet separately in executive session, without management or non-independent directors, in conjunction with each regular quarterly meeting of our Board. At their discretion, they may hold additional separate meetings, and such a meeting will be held at the request of any independent director. During 2020, the independent directors met in executive session in connection with Board meetings, or in separate meetings, a total of eight times.

Lead Independent Director. Under our Corporate Governance Guidelines, if the Chairman elected by our Board is not an independent director, then each year our independent directors will designate a separate “Lead Independent Director.” Robert T. Newcomb, who currently serves as Chairman of our Compensation, Nominations and Governance committee, has been designated and currently serves as our Lead Independent Director.

Under the Guidelines, the duties of our Lead Independent Director include:

●	convening and presiding at executive sessions and separate meetings of our independent directors, and serving as the liaison between the independent directors and our Chairman and management;

●	consulting with the Chairman regarding decisions reached, or suggestions made, at executive sessions and separate meetings of independent directors;

●	consulting with the Chairman regarding the schedule, agenda, and information for Board meetings;

●	consulting with the Chairman with respect to consultants who may report directly to the Board;

●	consulting with the Chairman and management as to the quality, quantity, and timeliness of information provided to the Board by management;

●	being available, as appropriate, for communications with our shareholders; and

●	performing such other duties and exercising such other authority as is described elsewhere in the Guidelines and as the Board may from time to time determine.

A special meeting of the Board or any committee of the Board, or of the independent directors, will be called at the Lead Independent Director’s request. Also, while our Chairman sets the agenda for each Board meeting and any director may propose agenda items, a matter will be placed on the agenda for any Board or committee meeting at the Lead Independent Director’s request.

Board Leadership Structure

Our Board performs its oversight role through various committees whose members are appointed by the Board after consideration of the recommendations of our independent Compensation, Nominations and Governance Committee. Those committees may be established as separate committees of our or FCB’s Board or as joint committees of the Boards. Each Board annually elects a Chairman whose duties are described in our and FCB’s Bylaws and, currently, our Chief Executive Officer, Frank B. Holding, Jr., also serves as Chairman of both Boards. Mr. Holding has served as our Chairman since 2009. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines the Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman or whether any other director, including an independent director, may be elected to serve as Chairman.

In practice our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Holding is responsible for leading board meetings and meetings of shareholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Holding’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company.

Because our Chief Executive Officer currently serves as Chairman and members of our management beneficially own large percentages of our voting stock, our Board recognizes the potential for management’s influence over the Boards and the Boards’ processes to diminish the effectiveness of our independent directors and the independent directors’ ability to influence our policies and the Boards’ decisions. As a result, and as required by our Corporate Governance Guidelines, our independent directors have designated a separate Lead Independent Director who has the duties and authority described above under the caption “Lead Independent Director,” including the calling of meetings of the Boards and their committees and placement of matters on the agendas for Board and committee meetings.

As described below under the heading “COMMITTEES OF OUR BOARDS,” all matters pertaining to executive compensation, the selection of nominees for election as directors, the appointment of members of Board committees, the approval of transactions with related persons, and various other governance matters, are subject to the review and approval or recommendation of Board committees made up entirely of independent directors. Our Corporate Governance Guidelines also provide that:

●

all independent directors have full access to any member of management and to our and FCB’s independent accountants and internal auditors for the purpose of understanding issues relating to our business;

●

upon request, our management will arrange for our outside advisors to be made available for discussions with the Board, any Board committee, our independent directors as a group, or individual directors; and

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the Boards, each Board committee, and our independent directors as a group, in each case by a majority vote, have the authority to retain independent advisors from time to time, at our expense, who are separate from and unrelated to our regular advisors.

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

Director Retirement Policy

Under a resolution adopted by the Board, each director is subject to mandatory retirement effective on December 31 of the year during which he or she reaches 75 years of age. That requirement may be waived by the Board as it considers appropriate.

Service on Other Public Company Boards

Our Corporate Governance Guidelines do not restrict directors’ abilities to serve on the boards of other companies. However, the Guidelines state our expectation that our directors’ service as directors of other companies may not interfere with their ability to devote the time and attention required to fulfill their duties and responsibilities to us and our shareholders. None of our current directors serves on the boards of any other public companies, but one of our current directors has served as a director of a public company during the past five years. Frank B. Holding, Jr. served as a director of Piedmont Natural Gas Company, Inc., Charlotte, N.C., until it was acquired by Duke Energy Corporation during 2016, and he currently serves as an advisory board member of the acquiring company.

Boards’ Role in Risk Management

Risk is inherent in any business. We are subject to extensive regulation specific to the banking industry that requires us to assess and manage the risks we face, and during their periodic examinations our banking regulators assess our and the Boards’ performance in that regard. Our Boards strive to ensure that risk management is a part of our business culture and that our policies and procedures for identifying, assessing, monitoring, and managing risk are part of the decision-making process. As is the case with other management functions, and with accountability and support from all company associates, our senior management has primary responsibility for day-to-day management of the risks we face. However, the Boards’ role in risk oversight is an integral part of our overall risk management. The Boards administer their risk oversight function primarily through committees which may be established as separate or joint committees of our and/or FCB’s Boards, including a joint Risk Committee. The Boards’ Risk Committee has adopted and approved our Risk Management Framework and Risk Appetite Framework, and its work enhances the Boards’ ability to fulfill their risk oversight responsibility.

The Risk Committee structure is designed to allow for information flow and escalation of risk-related issues. The Risk Committee monitors our Risk Management Framework and Risk Appetite Framework and provides a report on risk management to the Boards on at least a quarterly basis and to our Executive Committee monthly. Our Chief Risk Officer, Chief Credit Policy Officer, Chief Compliance Officer, Treasurer, Director of Enterprise and Operational Risk Management, and officers within our Legal Department and other departments within our and FCB’s operations make quarterly reports directly to the Risk Committee. In addition, the Risk Committee may coordinate with the Audit Committee for the review of financial statement and related risks, information security, and other areas of joint responsibility, and with the Compensation, Nominations and Governance Committee for review of compensation and corporate governance-related risks. Information regarding the function and responsibilities of these three committees is contained below under the heading “COMMITTEES OF OUR BOARDS.”

We believe our regulatory environment and our committee structure result in our Boards being more active in risk management oversight than the boards of corporations that are not regulated, or that are not regulated as extensively, as financial institutions. The involvement of our committees in the Boards’ oversight function enhances our Boards’ effectiveness and leadership structure by providing opportunities for outside directors to become more familiar with our and FCB’s critical operations and more engaged in the Boards’ activities with respect to risk management.

Attendance by Directors at Meetings

Board of Directors Meetings. Our Board of Directors met ten times during 2020. Our Corporate Governance Guidelines provide that directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During 2020, nine of our current directors attended 100%, while two directors attended at least 95%, of the aggregate number of meetings held by our Board and any committees of the Boards on which they served.

Annual Meetings. Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Board of Directors. Our Board recognizes that our outside directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting. Each of our 11 current directors participated in our last Annual Meeting which, due to the COVID-19 pandemic and applicable Orders of the North Carolina Governor restricting indoor gatherings, was held virtually during April 2020.

Communications with Our Board

Our Board of Directors encourages our shareholders to communicate their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to:

Board of Directors

First Citizens BancShares, Inc.

Attention: Corporate Secretary

Post Office Box 27131 (Mail Code FCC22)

Raleigh, North Carolina 27611-7131

You also may send communications by email to fcbdirectors@firstcitizens.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our or FCB’s business, forwarded to the intended recipients.

Code of Ethics

Our Board of Directors has adopted three codes of ethics that apply separately to our and FCB’s financial officers, directors, and associates, including our financial officers, respectively. Copies of the three Codes are posted on FCB’s website and may be found at www.firstcitizens.com/investor-relations/corporate-governance. Both the Financial Officers Code of Ethics and Associates Code of Ethics cover our Chief Executive Officer, Chief Financial Officer, Treasurer, and other senior financial officers who have primary responsibility for our financial reporting and accounting functions. Among other things, all three Codes are intended to promote:

●	honest and ethical conduct;

●	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications we make;

●	compliance with applicable governmental laws, rules and regulations;

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prompt internal reporting of violations of the Codes and accounting issues to the Boards’ Audit Committee and, in the case of violations of the Directors Code of Ethics, also to the Compensation, Nominations and Governance Committee; and

●	accountability for adherence to the Codes.

We have established means by which officers, employees, customers, suppliers, shareholders or others may submit confidential and anonymous reports regarding ethical or other concerns about our company, FCB, or any of our respective employees. Reports may be submitted online through FCB’s website at www.firstcitizens.com/privacy-security/report-ethical-concerns. Anyone wishing to submit a report also may do so online at secure.ethicspoint.com/domain/media/en/gui/14505/index.html, or by telephone by calling 800-UREPORT (or 800-873-7678). We intend to satisfy the disclosure requirement under Item 5.05 of Current Report on Form 8-K regarding an amendment to or waiver from a provision of our Financial Officers Code of Ethics by posting that information on our Internet website at www.firstcitizens.com/investor-relations/corporate-governance.

Human Capital Management

Our associates are among our most important assets, and a top priority of our management is ensuring that we attract, retain and develop associates who are aligned with our goals. An initiative during 2021 will be to scale talent to address future needs, while we continue to promote inclusion, equity and diversity initiatives, and enhance performance management and coaching, with a goal of developing a workplace for the future. In promoting inclusion, equity and diversity, we aim to foster inclusion of, and provide opportunities for advancement to, all our associates, and we start by embracing diversity. We consider diversity to be broader than gender or race and to include demographics such as religion, national origin, age, disability, military service, sexual orientation and gender identity, as well as diversity of thought, perspective, experience and interests. By continuing to commit to inclusion and diversity, we are focused on enhancing associate and customer experiences and relationships and driving innovation of our products and services.

The Risk Management Framework approved by our Boards’ joint Risk Committee includes processes for the oversight and management of risks related to our human capital and the escalation of related risk issues to the Committee. The Operational Risk Committee and the Compliance Risk Committee, through the Human Resources Department, monitor various human capital metrics, including various employee turnover, attrition, hiring, succession, employee demographics and other metrics, and report results and trends to the Risk Committee’s Enterprise Risk Oversight Committee, which includes identified risk issues in its quarterly reports to the Risk Committee.

COMMITTEES OF OUR BOARDS

General

Our Board of Directors has three standing committees that assist the Board in oversight and governance matters. They are the Audit Committee, the Risk Committee, and the Compensation, Nominations and Governance Committee. Each committee operates under a written charter approved by our Board that sets out the committee’s composition, authority, duties and responsibilities. We believe that each member of the three committees is an “independent director” as that term is defined by Nasdaq’s listing standards. A copy of the current charter of each committee is posted on FCB’s website and may be found at www.firstcitizens.com/investor-relations/corporate-governance.

Our Board also has an Executive Committee which includes the Chairman of our Audit Committee, the Chairman of our Risk Committee, and the Chairman of our Compensation, Nominations and Governance Committee (who serves as the Board’s Lead Independent Director), in addition to our Chairman and Vice Chairwoman. A majority of the members are independent directors. Under North Carolina banking law, FCB’s Board of Directors is required to have an executive committee that meets as often as required by the Board, but at least once during each month in which the full Board does not meet. Our Executive Committee is a joint committee of our and FCB’s Boards of Directors and meets each month in which there is no regularly scheduled meeting of the Boards and at other times as needs arise. Under our and FCB’s Bylaws, the Executive Committee is authorized to exercise all of the powers of the Boards in the management of our affairs when the Boards are not in session, subject to certain statutory limitations and the ability of the full Boards to limit the Executive Committee’s authority. The Executive Committee met 11 times during 2020.

Members of the Audit Committee and the Compensation, Nominations and Governance Committee must satisfy requirements of Nasdaq’s listing standards and other laws and regulations (including banking and securities laws and regulations) applicable to service on those committees, as well as any membership requirements specified in the committees’ written charters.

The Audit Committee, Risk Committee and Compensation, Nominations and Governance Committee are required to meet at least quarterly, and each may meet more frequently as it and/or its Chairman considers necessary. Each committee also will meet when requested by the Chairman of the Boards or by our Lead Independent Director. In addition to their duties and responsibilities set forth in their respective charters, each committee is authorized to undertake such other duties and responsibilities within the scope of its primary functions as the committee or the Boards may from time to time deem necessary or appropriate. In discharging its duties, each committee may:

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at its discretion and without the prior approval of management or the Boards, retain or obtain the advice of outside consultants or advisors (including legal counsel and other advisors), at our or FCB’s expense, in accordance with procedures established from time to time by the committee, and oversee and approve all terms of the engagement of any such consultants or advisors, including their fees or other compensation;

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conduct investigations and request and consider information (from management or otherwise) as the committee considers necessary, relevant, or helpful in its deliberations and the formulation of its decisions or recommendations;

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seek any information from our or FCB’s employees (who are directed to cooperate with each committee’s requests), or from external parties, and consult to the extent it deems appropriate with the Chairman of the Boards, the Chief Executive Officer, the Lead Independent Director, other directors, and other officers and employees; and

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delegate any of its responsibilities to subcommittees or to individual members to the extent not inconsistent with other sections of its charter (including applicable independence requirements), or applicable laws or regulations.

Each committee member may rely on the advice, expertise and integrity of persons (including our and FCB’s officers and employees) and organizations that provide information to the committee, and the accuracy and completeness of the financial and other information provided to the committee, absent actual knowledge that such reliance is not reasonable or warranted. In the performance of each committee’s responsibilities, each committee member (and the committee as a whole) is under a continuing duty to exercise independent judgment on an informed basis, in good faith, and in a manner each considers to be in our and FCB’s best interests.

Audit Committee

H. Lee Durham, Jr. Chairman and Audit Committee Financial Expert Committee Meetings in 2020: 12	Other Committee Members: John M. Alexander, Jr., Daniel L. Heavner and Floyd L. Keels

Our Audit Committee is a joint committee of our and FCB’s Boards of Directors. In addition to being independent directors, under the Committee’s charter all members must be able to read and understand fundamental financial statements, and at least two members must have banking or financial management expertise sufficient to comply with applicable regulations of the Federal Deposit Insurance Corporation. At least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background, which fulfills Nasdaq’s applicable financial sophistication requirements.

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, the Committee is responsible for:

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appointing, determining the compensation and terms of engagement of, and monitoring and overseeing the work, independence and performance of, our independent accountants and any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

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approving all audit and permitted non-audit services proposed to be provided by our independent accountants in accordance with approval policies and procedures adopted by the Committee from time to time;

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monitoring and overseeing the quality and integrity of our accounting and financial reporting process, and reviewing our annual audited and quarterly unaudited financial statements and quarterly earnings releases, and any significant accounting and financial reporting issues, with management and our independent accountants;

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monitoring our systems of internal controls regarding finance, accounting and associated legal compliance, and reviewing and discussing any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect our ability to record, process, summarize and report financial data;

●	monitoring and overseeing the audit program of our Internal Audit Department;

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annually reviewing our Associates Code of Ethics and Financial Officers Code of Ethics, recommending to the Boards any changes to the Codes that the Committee considers necessary or advisable, and overseeing management’s processes and procedures for enforcement of the Codes;

●	fostering free and open communication among our independent accountants, management, Internal Audit Department and the Boards; and

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monitoring our and FCB’s compliance with laws, rules, regulations or other governmental or regulatory requirements as they affect accounting and financial processes and reporting, internal controls and auditing matters.

The Audit Committee also is responsible for establishing procedures for the receipt, retention and treatment of complaints from employees, customers, suppliers, shareholders or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls. The Committee reviews waivers approved by our Chief Risk Officer related to associates under the Associates Code of Ethics, but only the full Board may approve a waiver under the Financial Officers Code of Ethics or related to an executive officer or member of the Board. Under the Boards’ written policies described below under the heading or caption

“TRANSACTIONS WITH RELATED PERSONS,” and “BENEFICIAL OWNERSHIP OF OUR COMMON STOCK – Pledging Policy,” the Committee is responsible on an ongoing basis for reviewing and approving certain transactions, arrangements or relationships with us or FCB in which one of our related persons has a material interest, and for reviewing and approving any requests by an executive officer or director for an exception to our pledging policy and monitoring any outstanding pledges of our stock by any of them.

The Committee reviews various reports from our independent accountants (including their annual report on our audited consolidated financial statements), financial reports we file under the Securities Exchange Act of 1934, and reports of examinations by our regulatory agencies. Our Chief Internal Audit Officer reports directly to our Audit Committee. At least quarterly, the Committee reviews reports on the work performed by FCB’s Corporate Finance Department. Our Chief Compliance Officer reports to the Committee regarding transactions with our related persons, as well as all reports of internal suspicious activity, and reports of external suspicious activity above certain amounts, filed by FCB.

Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.”

Audit Committee Financial Expert. H. Lee Durham, Jr., the Committee Chairman and one of our independent directors, is a retired partner in the accounting firm of PricewaterhouseCoopers LLP. He has 32 years of public accounting and audit experience, much of which involved financial institutions and other public companies. Our Board of Directors has designated Mr. Durham as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Audit Committee Report

This report is furnished by the Audit Committee, the members of which, on the date of the filing of our 2020 Annual Report on Form 10-K, are named below.

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2020, the Committee has:

●	reviewed and discussed our audited consolidated financial statements for 2020 with our management;

●	discussed with our independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

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received the written disclosures and letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the accountants’ communications with the Committee concerning independence; and

●	discussed the independence of our independent accountants with the accountants.

Based on the above reviews and discussions, the Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our 2020 Annual Report on Form 10-K as filed with the SEC.

The Audit Committee:

H. Lee Durham, Jr.	John M. Alexander, Jr.	Daniel L. Heavner	Floyd L. Keels

Risk Committee

Robert R. Hoppe Chairman and Risk Management Expert Committee Meetings in 2020: 5	Other Committee Members: Victor E. Bell III and Robert E. Mason IV

Our Risk Committee is a joint committee of our and FCB’s Boards of Directors. Our Board has designated Robert R. Hoppe, the Committee’s Chairman, as the Committee’s Risk Management Expert. Mr. Hoppe is a retired partner in the accounting firm of PricewaterhouseCoopers LLP with 34 years of public accounting and audit experience.

The Committee was established to review, effectively challenge, and approve our enterprise-wide Risk Management Framework and Risk Appetite Framework and to assist the Boards in fulfilling their responsibility to oversee our risk management practices. In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, the Committee is directed to:

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monitor and advise the Boards regarding our and FCB’s risk exposures, including capital adequacy, credit, market, liquidity, operational (including human capital, and information technology), compliance, legal, strategic, reputational and other risks;

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evaluate, monitor, effectively challenge, and oversee the adequacy and effectiveness of our and FCB’s risk management program and supporting framework (within which our management is responsible for defining and executing enterprise-wide risk management programs) to ensure appropriate risk identification, assessment, monitoring and reporting of significant risks;

●	review and assess our and FCB’s strategy to validate that it is aligned with FCB’s risk profile and financial objectives;

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monitor the work of and receive and challenge reports from management and our Enterprise Risk Oversight Committee (a staff committee of the Risk Committee) to ensure that risks are identified (including top and emerging risks) and managed within approved risk tolerances;

●	review, approve, challenge, and monitor adherence to our and FCB’s risk appetite and supporting risk tolerance levels;

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review reports of examination by and communications from regulatory agencies, and the results of internal and third-party testing, analyses and reviews, related to our and FCB’s risks, risk management, and any other matters within the scope of the Committee’s oversight responsibilities, and monitor and review management’s response to any noted issues; and

●	review and approve our Board level risk management policies on an annual basis to ensure consistency and compliance with risk appetite.

Our Enterprise Risk Oversight Committee (“EROC”), whose voting members are selected from our management and chaired by our Chief Risk Officer, reports directly to the Risk Committee. EROC’s function is to oversee the operation of our Risk Management Framework and Risk Appetite Framework approved by the Risk Committee; ensure that our business units implement processes to identify, assess, monitor and manage their risks; and monitor performance relative to our risk appetite and tolerances approved by the Risk Committee. Subcommittees of EROC include the Asset/Liability Committee, Compliance Risk Committee, Credit Risk Committee, and Operational Risk Committee, each of which has its own subcommittees or “councils” that focus on specific matters within their areas of responsibility. Our Chief Risk Officer reports directly to the Risk Committee regarding capital risk, market risk, liquidity risk, credit risk, operational risk, Compliance risk, and strategic risk. Our Chief Credit Policy Officer, Chief Compliance Officer, Treasurer, Director of Enterprise and Operational Risk Management, and officers within our Legal Department and other departments within our and FCB’s operations, also make quarterly reports to the Risk Committee.

As discussed above under the caption “CORPORATE GOVERNANCE — Human Capital Management,” the Risk Management Framework approved by the Risk Committee includes processes for the oversight and management of risks related to our human capital and the escalation of related risk issues to the Committee. The Operational Risk Committee, through the Human Resources Department, monitors various human capital metrics, including various employee turnover, attrition, hiring, succession, employee demographics and other metrics, and reports results and trends to EROC which includes identified risk issues in its quarterly reports to the Risk Committee.

Certain matters within the scope of the Risk Committee’s oversight responsibilities also may fall within the responsibilities of another of the Boards’ committees. To minimize duplication of time and effort, the Risk Committee may defer to the other committees with respect to any such specific matters, but it may request reports or information from those other committees to ensure that those matters are adequately addressed within our and FCB’s management of risk. Additional information regarding the Risk Committee’s processes is contained in the discussion under the caption “CORPORATE GOVERNANCE — Boards’ Role in Risk Management.”

Compensation, Nominations and Governance Committee

Robert T. Newcomb Chairman and Lead Independent Director Committee Meetings in 2020: 6	Other Committee Members: Victor E. Bell III, H. Lee Durham, Jr. and Robert E. Mason IV

Our Compensation, Nominations and Governance Committee is a joint committee of our and FCB’s Boards of Directors. In addition to being independent directors under Nasdaq’s listing standards, members of the Committee also must satisfy Nasdaq’s heightened independence requirements for members of compensation committees.

The Committee’s duties and responsibilities are divided into three areas as described in the following paragraphs.

Nominations Function. In its role as our Board’s nominations committee, the Committee makes recommendations to the Board regarding the selection of nominees for election as directors at our Annual Meetings, candidates for appointment to fill vacancies on the Boards, and candidates for appointment as the members and chairmen of the various committees of the Boards. Each year the Committee also makes recommendations to the Boards regarding the selection of our and FCB’s Chairman, Vice Chairwoman, Chief Executive Officer and President and a recommendation to our independent directors regarding their selection of a Lead Independent Director.

The Committee seeks to recommend Board candidates who have personal and professional integrity, sound judgment, and business acumen; who have the time, ability and commitment to make a constructive and meaningful contribution to the Boards; and who, with other directors, will effectively serve the long-term interests of our shareholders. Candidates also must satisfy applicable requirements of state and federal laws, rules and regulations (including banking regulations) for service as our and FCB’s directors. Under our Bylaws, to be eligible for election and continued service as a director, a person must own at least 100 shares of our common stock, individually in his or her own name, jointly with his or her spouse, or in an account for his or her direct benefit. From time to time the Committee or our Board may develop other criteria or minimum qualifications for use in identifying and evaluating candidates to serve as directors. Our Board makes all final decisions regarding nominations.

In identifying potential candidates, the Committee considers incumbent directors as well as candidates who may be suggested by our management, other directors or shareholders. A description of procedures to be followed by shareholders in submitting recommendations to the Committee is included in this proxy statement under the heading “RECOMMENDATION OF NOMINEES.” The Committee has not used the services of a third-party search firm.

In identifying and recommending candidates for election or appointment, the Committee will evaluate candidates recommended by shareholders in a manner similar to its evaluation of other candidates. The Committee considers the size and composition of the Boards in light of our current and future needs and recommends candidates based on its assessment of, among other things: (1) business, professional, personal and educational background, skills, experience and expertise; (2) community leadership; (3) independence; (4) potential contributions to the Boards that are unusual or unique; (5) knowledge of our organization and our and FCB’s respective operations; (6) personal financial interest in our and FCB’s long-term growth, stability, and success; (7) the performance and past and future contributions of our current directors, and the value of continuity and prior Board experience; (8) the existence of one or more vacancies on the Boards; (9) our need for directors possessing particular attributes, skills, experience or expertise; (10) the role of directors in FCB’s business development activities; (11) diversity; and (12) other factors that it or our Boards consider relevant, including any specific qualifications that may be adopted from time to time.

While the Committee and our Boards recognize the benefits derived from boards of directors composed of individuals who bring different attributes, experiences, and perspectives to the Boards’ deliberations, they have not adopted any written or mandatory diversity policy or criteria applicable to the director nominations process. Accordingly, in evaluating and selecting nominees, diversity is one of the multiple factors considered by the Committee and the Board.

In recommending that our Board of Directors nominate our current 11 directors for re-election at the Annual Meeting, the Committee considered, among other things, each director’s preparedness for, engagement in and contributions to meetings and deliberations of the Board and committees on which they serve and the other factors described above, and the Committee recommended to our Board of Directors that our current directors listed above under the caption “PROPOSAL 1: ELECTION OF DIRECTORS — Nominees” be nominated for re-election for new terms of office.

Governance Function. In its role as our Board’s governance committee, and among its other governance-related responsibilities under its charter or as may be assigned to it from time to time by the Board, the Committee:

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evaluates and makes recommendations to the Boards concerning our board and governance structure, the number, size, composition and responsibilities of committees of the Boards, and committee membership rotation practices;

●	annually reviews our Corporate Governance Guidelines and recommends for our Board’s approval any changes that it considers necessary or advisable;

●

establishes the knowledge, skills, experience, qualifications and performance criteria for directors and committees of the Boards in accordance with our strategic needs, our Corporate Governance Guidelines, applicable laws, regulations and standards, and other criteria or minimum qualifications as the Committee may recommend;

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annually reviews our Directors Code of Ethics, reviews directors’ compliance with the Code, evaluates and makes recommendations to the Boards concerning any request for a waiver from the Code, and oversees our management’s processes and procedures for enforcement of the Code;

●	coordinates and facilitates an annual self-evaluation by the Boards and their committees of their performance, and reports the results of the self-evaluations to the Boards;

●	with the Chairman of the Boards and our Corporate Secretary, develops an orientation program for new directors and continuing education opportunities for incumbent directors;

●	oversees our communications with shareholders in connection with our Annual Meetings and “say-on-pay” resolutions; and

●	makes recommendations to the Boards as appropriate regarding succession planning for key Board positions, our Chief Executive Officer and President, and other key positions as the Boards may request.

As provided in our Corporate Governance Guidelines and described above under the caption “CORPORATE GOVERNANCE — Director Independence,” our Board also has directed the Committee to assess each outside director’s independence and report its findings in connection with the Board’s annual review of transactions, relationships and other arrangements involving our directors and determination of which of the directors the Board considers to be “independent.” Between those annual determinations, on an ongoing basis the Committee is directed to monitor the status of each director and inform the Board of changes or events that may affect a director’s ability to exercise independent judgment.

Compensation Function. In its role as the joint compensation committee of the Boards, the Committee reviews and provides overall guidance to the Boards regarding our executive compensation and benefit programs. Under its charter, the Committee is directed to establish our overall compensation philosophy and determine the overall risk profile of our compensation program and practices, and to at least annually review all of our and FCB’s compensation plans, including all incentive and variable pay plans within specific divisions of FCB, to (1) determine whether there are potential areas of risk that reasonably could be expected to have a material adverse effect on our business and financial results, and (2) ensure continuing oversight and mitigation of risk within our and FCB’s compensation practices. Among its other duties, the Committee administers and approves all grants and payments of awards under FCB’s Long-Term Incentive Plan (the “LTIP”), and it makes recommendations to the Boards regarding all other executive compensation matters, including:

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amounts of cash and other compensation paid or provided to, and the adoption of or revisions to compensation, incentive, retirement, or other benefit plans that affect, our and FCB’s Chief Executive Officer and other executive officers; and

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at the request of the Boards, amounts of cash and other compensation paid or provided to, and the adoption of or revisions to compensation, incentive, retirement, or other benefit plans that affect, other individually named officers or employees.

After receiving the Committee’s recommendations, the Boards make all final decisions regarding executive compensation matters, with the exception of payments and awards under the LTIP which are the sole responsibility of the Committee. The Committee also reviews and makes recommendations to the Boards regarding amounts of compensation paid or provided to our directors.

In its review and consideration of compensation matters, the Committee works closely with our Chief Human Resources Officer and his staff. In considering compensation to be paid to our directors and our executive officers named in the Summary Compensation Table below, the Committee considers information provided by our Chairman and Chief Executive Officer, including, in the case of officers other than himself, information about those officers’ individual performance and his recommendations as to their compensation.

The Committee may retain the services of consultants or other advisors at our or FCB’s expense, and under its charter the Committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of its consultants and advisors. Since 2013, the Committee has retained the services of Pay Governance LLC, which is a national executive compensation consulting firm. Pay Governance’s engagement each year contemplates that it will prepare market and peer analyses comparing our executives’ and directors’ compensation rates to the market compensation paid by similar financial services organizations to their officers and directors in similar positions, advise the Committee regarding its responsibilities and developments in compensation rules and practices, consult with our management and the Committee regarding our annual and strategic plans and the formulation of their compensation recommendations, and assist the Committee in its consideration of new, and changes to existing, compensation plans and strategies. Pay Governance also assists in the review of the Committee’s discussion of our executive compensation program included under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” and additional information about Pay Governance’s work with the Committee is contained under that heading. While Pay Governance’s advice is a resource considered by the Committee in its decision-making process, other than in a consulting and advisory capacity Pay Governance has no role in the Committee’s compensation decisions or recommendations made to the Boards.

During early January 2020, representatives of Pay Governance met with the Committee to present its market and peer analyses and to discuss our executive and director compensation, market conditions and recent trends in executive compensation practices, our compensation philosophy, and various considerations that may affect the Committee’s executive and director compensation decisions. Those representatives also met with our Chief Executive Officer to discuss the results of the market and peer analyses, our business strategies and management’s recommendations for 2020 base salary rates of executive officers and LTIP award grants. Pay Governance participated in a later meeting during early 2020 at which the Committee formulated and approved its recommendations to our Boards for 2020 executive base salary rates and 2020 director compensation, approved new LTIP award grants for the 2020-2022 three-year performance period, and determined the amounts of payments to be made for LTIP awards previously granted for the 2017-2019 performance period.

Pay Governance served as the committee’s independent consultant and, during 2020, did not provide other services for us or FCB. In accordance with Nasdaq’s listing requirements, each year the Committee reviews various factors (including the factors described in rules of the SEC) that may pose a conflict of interest on the part of its consultants and advisors as well as their individual representatives who provide services to the Committee. No conflict of interest was identified in the most recent review regarding Pay Governance.

The Compensation, Nominations and Governance Committee reviews its engagement of Pay Governance each year, and the Committee may engage different consultants at any time.

Effect of Risk Management on Compensation

The Compensation, Nominations and Governance Committee regularly reviews our compensation philosophy and practices to determine the overall risk profile of our compensation program. As a part of that risk oversight process, on an annual basis the Committee reviews all of our and FCB’s compensation plans, including all incentive and variable pay plans within specific divisions of FCB, to identify any potential risks that reasonably could be expected to have a material adverse effect on our business and financial results, and to ensure continuing oversight and mitigation of risk within our compensation practices. At the request of the Risk Committee, the Compensation, Nominations and Governance Committee will make reports or provide information regarding matters relevant to the Risk Committee’s oversight responsibilities for our enterprise-wide risk management framework.

Our executive officers participate in FCB’s LTIP, and certain business units and divisions within FCB have incentive, commission and variable pay plans that have unique structures, goals and reward levels in which other officers and employees participate. The Committee believes that, as currently administered, the LTIP is focused on performance goals that are aligned with our shareholders’ long-term interests, that none of those other plans provide for award levels that are over-weighted to a specific business unit or service, and that those other plans are structured in ways that the Committee believes protect our organization. Based on its most recent review, the Committee believes our and FCB’s current plans present no risk elements that reasonably could be expected to have a material adverse effect on our business and financial results.

Compensation Committee Report

This report has been furnished by the Compensation, Nominations and Governance Committee, the members of which are named below, in the Committee’s capacity as the Boards’ joint compensation committee. The Committee has:

●	reviewed and discussed with management the Compensation Discussion and Analysis that is included in this proxy statement; and

●	based on that review and discussion, recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and Annual Report on Form 10-K.

The Compensation, Nominations and Governance Committee:

Robert T. Newcomb	Victor E. Bell III	H. Lee Durham, Jr.	Robert E. Mason IV

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe the material components of our executive compensation program for our “named executive officers” whose compensation is set forth in the 2020 Summary Compensation Table and other compensation tables under the heading “EXECUTIVE COMPENSATION.” This discussion also provides an overview of our compensation philosophy and objectives, and how and why our and FCB’s Boards’ joint Compensation, Nominations and Governance Committee implements compensation processes and arrives at specific compensation decisions and recommendations involving the named executive officers. Our 2020 named executive officers are listed below, in the order in which they appear in the Summary Compensation Table, and we refer to them in this discussion as our “NEOs.”

●	Frank B. Holding, Jr.–Chairman and Chief Executive Officer

●	Craig L. Nix–Chief Financial Officer

●	Hope H. Bryant–Vice Chairwoman

●	Peter M. Bristow–President

●	Jeffery L. Ward–Chief Strategy Officer

EXECUTIVE SUMMARY

Business Highlights

For the year ended December 31, 2020, our net income was $491.7 million, or $47.50 per share, compared to $457.4 million, or $41.05 per share, during 2019. The $34.4 million, or 7.5%, increase in net income was primarily due to higher interest income of $80.0 million, resulting from loan growth, as well as an increase in gains on the sale of available for sale securities of $53.1 million. This was partially offset by an increase in provision expense of $26.9 million, driven by uncertainty surrounding COVID-19, as well as an increase in noninterest expense of $84.9 million, largely due to increases in employee expenses as a result of merit increases and acquired personnel. Our return on average assets was 1.07% during 2020, down from 1.23% during 2019. Our return on average equity was 12.96% and 12.88% for 2020 and 2019, respectively.

●  Improvement in Net Interest Income–Net interest income for the year ended December 31, 2020 was $1.39 billion, an increase of $76.8 million, or 5.9%, compared to the same period of 2019. The change was primarily due to loans originated under the Small Business Administration Paycheck Protection Program (“SBA-PPP”) and organic loan growth coupled with lower rates paid on deposits and borrowings. This was partially offset by declines in the yield on interest-earning assets and higher deposit and borrowing balances. SBA-PPP loans contributed $90.1 million in interest and fee income during 2020. The taxable equivalent net interest margin decreased 57 basis points to 3.17% compared to 3.74% for the year ended December 31, 2019, primarily due to a decline in yield on interest-earning assets coupled with an increase in total borrowings, partially offset by a decline in the rate paid on interest-bearing deposits.

●  Successful Acquisitions–FCB successfully completed the acquisition of Community Financial Holding Company, Inc. and fully integrated the 2019 acquisition of Entegra Financial Corp. We also entered into a merger agreement with CIT Group Inc., a transformational merger that would more than double the consolidated assets of the bank. The merger is expected to close during the second quarter of 2021.

●  Strong Loan Growth–Loan growth continued during 2020, as loan balances increased $3.91 billion, or by 13.5%, to $32.79 billion at December 31, 2020. Excluding current year acquired loans and SBA-PPP loans, total loans increased $1.40 billion, or by 4.9%.

●  Core Deposit Growth–Core deposit growth continued during 2020, as total deposit balances increased $9.00 billion, or by 26.1%, to $43.43 billion at December 31, 2020. Excluding current year acquired deposits and estimated SBA-PPP deposits, total deposits increased $7.87 billion, or by 22.9% since December 31, 2019.

●  Asset Quality Remained Solid–Net charge-offs totaled 0.07% of average loans during 2020, down from 0.11% during 2019. The allowance for credit losses as a percentage of total loans was 0.68% at December 31, 2020, a decrease of 10 basis points from 2019 due to the impact of adopting ASC 326, which reduced the allowance by $37.9 million, the impact of SBA-PPP loans, which are guaranteed by the SBA and have no allowance, and sustained portfolio credit quality. Nonperforming assets as a percentage of total loans was 0.74% at December 31, 2020, an increase from 0.58%, the historically low levels of 2019, but still strong.

●  Well Capitalized–We remained well capitalized under Basel III capital requirements with a total risk-based capital ratio of 13.8%, a Tier 1 risk-based capital ratio of 11.6%, a common equity Tier 1 ratio of 10.6% and a Tier 1 leverage ratio of 7.9% at December 31, 2020.

●  Increase in Shareholder Value through Share Repurchases–During 2020, we repurchased 813,090 shares of our Class A Common for $333.8 million, which contributed to improvements in earnings per share and return on average shareholders’ equity. Following the expiration of our latest share repurchase authorization on July 31, 2020, share repurchase activity was suspended.

●  Increase in Dividends Paid. In 2020, we returned $364.5 million of capital to shareholders through repurchases of Class A Common and combined cash dividends to common and preferred shareholders of $30.8 million, which included an increase in dividends paid to holders of our Class A Common and Class B Common during the fourth quarter of 2020.

Executive Compensation Highlights

Our executive compensation program is administered by our Compensation, Nominations and Governance Committee, which is a joint committee of our and FCB’s Boards of Directors. The Committee has continued to focus on performance-based components of executive compensation in order to improve the overall effectiveness of our compensation program. During 2020, the Committee again engaged Pay Governance LLC to evaluate our executive compensation components and assist the Committee in maintaining a program that is both fair and effective. The following paragraphs summarize the Committee’s actions and decisions with respect to components of 2020 and 2021 compensation:

● 2020 Compensation Actions and Decisions

●  Base Salaries–In January 2020, the Committee recommended a 1.44% increase for 2020 in the base salary of our Chief Executive Officer, Mr. Holding, 2.35% increases in Mrs. Bryant’s and Mr. Bristow’s base salaries, and increases of 3.76% and 0.00%, respectively, in Mr. Nix’s and Mr. Ward’s base salaries.

●  LTIP Award Payments and Grants–In January 2020, the Committee approved payments for the three-year awards previously granted under the LTIP for the 2017-2019 performance period, which were reported in our proxy statement for the 2020 Annual Meeting as compensation for 2019, and it approved the grant of new cash-based LTIP performance awards for a new three-year performance period (2020-2022) based on the same performance criteria as in prior years (growth in the tangible book value per share of our common stock plus cumulative dividends paid per share on the stock) and with the same Threshold, Target and Stretch performance goals as in the previous year’s awards. During January 2021, the Committee approved payments for the three-year awards previously granted under the LTIP for the 2018-2020 performance period, which are reported in this proxy statement as compensation for 2020.

● Discretionary Bonuses–No discretionary bonuses were approved or recommended by the Committee or the Boards for any of our NEOs for 2020.

●  Increase in Performance-Based Compensation Relative to Total Compensation–By recommending modest or no increases for 2020 in the base salaries of our NEOs, and increasing the individual target opportunity levels with respect to new LTIP awards granted for the 2020-2022 performance period, the Committee continued to increase the portion of our NEOs’ total compensation that is performance-based.

●  Continued Use of Tangible Book Value as LTIP Performance Metric–The Committee continued to use growth in the tangible book value of our common stock over the 2020-2022 performance period as the primary performance metric for LTIP awards. The central objective of our strategic plan is to build the long-term value of our company and our shareholders’ investments, and the Committee believes growth in tangible book value per share is a key driver of long-term value. As a result, the Committee believes the performance goals under our LTIP, from which our executives derive a substantial portion of their compensation, are consistent with our focus on long-term objectives and emphasis on financial stability and growth in shareholder value which are factors that have contributed to our financial success over the years.

● No Change in Control Arrangements or Stock-Based Compensation–We have no change of control agreements with any of our NEOs and we have not provided them with any equity or stock-based compensation.
● 2021 Compensation Actions and Decisions

●  Base Salaries–In January 2021, the Committee recommended a 2.96% increase for 2021 in the base salary of Mr. Holding, our Chief Executive Officer, increases of 3.70% in Mrs. Bryant’s and Mr. Bristow’s base salaries, and increases of 6.30% and 2.94% respectively, in Mr. Nix’s and Mr. Ward’s base salaries.

●  LTIP Award Payments and Grants–In January 2021, the Committee approved the grant of new cash-based LTIP performance awards for a three-year performance period (2021-2023) based on the same performance criteria as in prior years and with the same Threshold, Target and Stretch performance goals as in the previous year’s awards, but with Target Amounts based on higher percentages of the NEOs’ base salary rates than in previous years.

●  Future Pay Competitiveness. In recommending base salary increases for 2021 and approving Target Amounts of new LTIP awards based on higher percentages of the NEOs’ base salary rates than in previous years, the committee considered future pay competitiveness of our NEOs’ compensation against larger regional financial institutions following our pending merger with CIT which will dramatically increase our asset size and significantly increase the breadth and complexity of our business with the addition of multiple new business lines. Those increased LTIP awards were granted subject to completion of the merger. If the merger is not completed in 2021, the awards may be modified or cancelled at the discretion of the Committee.

●  Non-Qualified Deferred Compensation Plan. During February 2021, the Committee recommended, and FCB’s Board approved, a nonqualified deferred compensation plan that, effective on March 1, 2021, permits plan participants to save for retirement and other long-term financial goals on a tax-deferred basis by electing to defer their receipt of a portion (up to 80%) of their base salaries and certain eligible bonuses, including LTIP award payments. FCB will credit participants’ deferred amounts with investment returns based on deemed investment options selected by the participants from a menu of investment options which will be used only for purposes of measuring the amounts of investment returns to be credited by FCB to participants’ accounts. The Plan does not provide for FCB to make any additional or discretionary contributions to the Plan. Additional information about the new plan is contained in this proxy statement under the caption “EXECUTIVE COMPENSATION —Non-Qualified Deferred Compensation.”

Our Executive Compensation Philosophy and Objectives

The Committee endeavors to both align our executive officers’ compensation with our long-term business philosophy and achieve our objectives of:

●	rewarding sustained long-term performance and long-term loyalty;

●

balancing business risk with sound financial policy and shareholders’ interests, and aligning the interests of our executive officers with the long-term interests of our shareholders by encouraging growth in the value of our company and our shareholders’ investments;

●	enabling us to attract, motivate and retain qualified executive officers; and

●	providing compensation to our executive officers that is competitive with comparable financial services companies.

Because we have not provided any equity-based compensation to our executive officers, we do not have stock ownership requirements or guidelines for executive officers. However, as discussed elsewhere in this proxy statement, upon the recommendation of our Audit Committee, our Board of Directors has adopted a policy that prohibits our executive officers from hedging, or pledging as collateral for any loan, any shares of our common stock they own, subject to exceptions for certain “grandfathered” pledges and certain pledges approved by our Audit Committee following a review of relevant factors. For purposes of the policy, a “hedge” means any financial instrument, derivative transaction or trading strategy designed to hedge or offset any decrease in the market value of our stock, such as a covered call, collar, prepaid variable forward sale contract, equity swap, exchange fund or similar transaction.

Incentive Compensation Clawback Policy

The Committee’s Incentive Compensation Policy (which applies to awards the Committee approves under the LTIP as well as other types of incentive compensation arrangements in which our associates in various business units may participate) includes a “clawback” policy. Under that policy, at the discretion of the Committee, we may require a current or former associate, including an executive officer, to forfeit future incentive payments, or to repay to us all or any portion of any previously paid performance-based compensation, if:

●	an accounting restatement occurs due to material non-compliance with any financial reporting requirement under Federal securities laws, whether or not resulting from intentional misconduct;

●	we discover that a performance metric or calculation used in determining performance-based compensation was materially inaccurate; or

●	a significant violation of our Code of Ethics, as determined by the Committee, results in a financial or reputational impact on FCB.

The clawback policy applies to any plan or individual award under any plan that specifically references the policy, including our LTIP discussed below.

The Process of Evaluating Executive Officer Compensation

Each year in January, the Committee reviews total compensation paid or provided to our executive officers, considers changes in the executive officers’ base salaries, and makes recommendations to the Boards of Directors regarding the salaries of our and FCB’s executive officers. Under the LTIP, each year the Committee also approves payments under existing awards for which performance periods have ended, and approves the grant of new awards. After receiving the Committee’s recommendations, the Boards approve all executive officer compensation, with the exception of payments and awards under the LTIP, which are the sole responsibility of the Committee.

In reviewing our NEOs’ compensation, the Committee considers:

●	the scope of the officers’ responsibilities;

●

market analyses provided by the Committee’s independent consultant comparing our NEOs’ compensation to compensation paid to persons in each NEO’s position in similar financial services organizations, and executive compensation data compiled by the independent consultant for a group of industry peer companies;

●	our overall financial and operating performance;

●	individual performance;

●	internal equity of our NEOs’ current compensation and their levels of compensation in comparison to other NEOs; and

●	voting results on the most recent say-on-pay resolutions submitted to our shareholders, as well as any feedback received by the Committee from shareholders outside the voting process.

In setting compensation paid to our NEOs for 2020, the Committee again retained Pay Governance as its independent compensation consultant. As part of their services Pay Governance prepared market analyses for the Committee comparing our executives’ then-current compensation rates to the market median compensation paid by similar financial services organizations to their officers in similar positions. The analyses focused on:

●	base salary;

●	total cash compensation (which included base salary and target annual incentive awards); and

●	total direct compensation (which included total cash compensation and the expected value of long-term incentives, including stock-based compensation provided by other companies).

For purposes of the market analyses, Pay Governance used Willis Towers Watson’s Financial Services Executive Compensation Surveys, which included pay data for over 200 financial services industry companies. Our executive positions were compared to similar positions in similarly sized organizations. Statistical regression analyses were also performed to size-adjust the survey data to achieve a close correlation with our total asset scope, providing a more accurate view of the market data.

To further assist the Committee in understanding our compensation marketplace, each year Pay Governance reviews publicly available proxy-reported data for a group of industry peer companies consisting of publicly traded financial institutions that primarily concentrate on retail and business banking operations headquartered in the United States.

Our peer companies used in making pay decisions for 2020 consisted of financial institutions that have assets between $20 billion and $70 billion and included the following 20 companies:

Associated Banc-Corp	First Horizon National Corporation	Synovus Financial Corp.
BankUnited, Inc.	F.N.B. Corporation	TCF Financial Corporation
BOK Financial Corporation	Fulton Financial Corporation	Umpqua Holdings Corporation
Comerica Incorporated	Hancock Holding Company	Valley National Bancorp
Commerce Bancshares, Inc.	People’s United Financial, Inc.	Webster Financial Corporation
Cullen/Frost Bankers, Inc.	Signature Bank	Wintrust Financial Corporation
East West Bancorp, Inc.		Zions Bancorporation

The Committee generally compares the compensation of each NEO in relation to the 50th percentile of the peer group for similar positions. In addition, the Committee takes into account various factors such as our performance within the peer group, the unique characteristics of each individual’s position, and any succession and retention considerations. Generally, differences or similarities in the levels of total direct compensation among the NEOs are driven primarily by the scope of their responsibilities, market data for similar positions, and considerations of internal equity within our executive leadership team.

Given the more than doubling of our assets and the significantly increased breadth and complexity of our business with the addition of multiple new business lines that will result from our pending merger with CIT that is expected to be consummated during the second quarter of 2021, in its consideration of the compensation of our NEOs for 2021 and beyond the Committee recognized the need for our NEOs’ compensation to remain competitive against larger regional financial institutions. For that reason, the Committee also reviewed publicly available proxy-reported data provided by Pay Governance for a group of publicly traded regional financial institutions that have assets between $50 billion and $220 billion. As discussed below under the caption “Cash Compensation,” the Committee took steps toward future pay competitiveness through adjustments to base salaries and expanded performance-based incentive opportunities approved in January 2021 for the 2021-2023 performance period. Those larger peer companies consisted of the following 14 companies.

Citizens Financial Group, Inc.	Huntington Bancshares Incorporated	Regions Financial Corporation
Comerica Incorporated	KeyCorp	Signature Bank
Fifth Third Bancorp	M&T Bank Corporation	SVB Financial Group
First Horizon National Corporation	People’s United Financial, Inc.	Synovus Financial Corp.
First Republic Bank		Zions Bancorporation

Consideration of Last Year’s “Say-on-Pay” Vote

At each Annual Meeting our shareholders vote on a non-binding advisory resolution (a “say-on-pay” resolution) to approve the compensation paid to our NEOs as described in the proxy statement for that meeting. As in prior years, at our 2020 Annual Meeting our shareholders overwhelmingly approved the proposal with over 98% of the votes entitled to be cast on the proposal with respect to shares present in person or by proxy, and which were voted or abstained at the meeting, being cast for approval. In connection with its reviews and decision-making process and the setting of our NEOs’ compensation for 2020 and 2021, the Committee considered the voting results on those proposals at our most recent Annual Meetings. The Committee believes the voting results on our say-on-pay resolutions indicate that our shareholders understand and support our executive compensation philosophy and objectives. The Committee will continue to consider each year’s say-on-pay voting results, as well as any feedback received from shareholders outside the voting process, in evaluating our executive compensation plans, policies and practices and its decisions regarding executive compensation.

At our 2017 Annual Meeting, our shareholders also voted on a “say-on-frequency” proposal, expressing their preference whether future say-on-pay votes should be held annually, every two years, or every three years. Consistent with our Board’s recommendation, our shareholders approved the annual option. A say-on-pay resolution will be submitted for a vote of our shareholders at the Annual Meeting, and a say-on-frequency proposal will next be submitted for a vote of our shareholders at the 2023 Annual Meeting.

EXECUTIVE COMPENSATION COMPONENTS

For 2020, the components of compensation paid to or received by our executive officers were unchanged from previous years and included the following:

Compensation Component	Component Elements	Purpose	Component Risk Profile

Base Salary	● Cash compensation	Provides fixed annual compensation that is comparable with other similarly-sized financial institutions and helps attract and retain our executive officers and other associates.	Low

Long-Term Incentive Plan	● Awards of performance-based cash compensation measured by the extent to which goals are met during award performance periods	Ties substantial portion of NEO compensation to company performance and growth in the value of our shareholders’ investments, promotes a closer identification of the interests of plan participants with company interests and the long-term interests of shareholders, stimulates efforts to enhance efficiency, profitability, and growth in value of our company and shareholders’ investments, and enhances our ability to recruit and retain officers who are participants.	Low

Retirement Benefits

●  Defined benefit pension plans

●  Matching contributions to legacy and enhanced Section 401(k) defined contribution plan accounts, and additional profit-sharing contributions to enhanced Section 401(k) plan accounts

		Provide competitive levels of retirement income for our NEOs and other associates.	Low

Non-qualified Separation from Service Agreements	● Cash following separation from service at or after specified ages ● Death Benefit	Retain and reward the long-term loyalty of certain key decision makers, and assure their continued loyalty following a separation from service.	Low

Perquisites	● Maintenance and monitoring of home security systems ● Staff services for personal activities ● Limited other personal benefits provided from time to time	Provide limited personal benefits to certain executive officers in furtherance of our risk management program, for the officers’ convenience, and for other specific purposes.	Low

Cash Compensation

Until the adoption of our LTIP during 2014, base salaries represented the primary component of our executive compensation program. Since that time, our company has grown but, with certain exceptions based on various considerations, including internal pay equity, increases in our NEOs’ base salaries have been modest, while payments for performance-based LTIP awards have become an increasingly large portion of our NEOs’ annual total compensation. As a result, we are continuing to emphasize and shift toward long-term performance-based compensation for our NEOs and other executive officers.

Base Salaries. In making its recommendations regarding 2020 and 2021 base salaries for our NEOs, the Committee considered various factors, including our 2019 and 2020 financial and operating performance and other factors described below.

Until 2019, the base salary of our Chief Executive Officer, Mr. Holding, had not been increased since our LTIP was adopted in 2014. Consideration of his 2020 and 2021 base salary rates took into account his 2019 and 2020 total compensation, the market and peer analyses prepared by Pay Governance, the long-term incentive opportunities provided to him under the LTIP, and the total compensation of our other NEOs. Based on those factors and company and individual performance, and consistent with its focus on performance-based compensation, the Committee recommended increases of 1.44% and 2.96% in his base salary rate for 2020 and 2021, respectively. In its recommendation of Mr. Holding’s 2021 base salary, as discussed above the Committee also considered future pay competitiveness of his compensation against larger regional financial institutions following our pending merger with CIT.

In considering its recommendations for the 2020 and 2021 base salary rates of our other NEOs, the Committee took into account their 2019 and 2020 total compensation, the market and peer analyses prepared by Pay Governance, their long-term incentive opportunities under the LTIP, and, in the case of each NEO, the total compensation of our other NEOs. Based on those factors and company and individual performance (including our Chief Executive Officer’s assessment of those officers’ individual performance and his recommendations as to their compensation), and consistent with its focus on performance-based compensation, the Committee recommended increases of 2.35% in Mrs. Bryant’s and Mr. Bristow’s 2020 base salary rates, and increases of 3.76% and 0.00%, respectively, in Mr. Nix’s and Mr. Ward’s base salary rates. For 2021, and based in part on its consideration of future pay competitiveness of our NEOs’ compensation against larger regional financial institutions following our pending merger with CIT, and in recognition of their efforts in connection with preparations for consummation of the merger, the Committee recommended increases of 3.70% in Mrs. Bryant’s and Mr. Bristow’s base salary rates, and increases of 6.30% and 2.94%, respectively, in Mr. Nix’s and Mr. Ward’s base salary rates.

The following table shows the base salary rates for our Chief Executive Officer and our other four NEOs and the percentage increases in their salaries for 2017 through 2021 (with the exception of Mr. Ward who became an NEO for the first time for 2020). The base salary rates in the table for each of 2019-2020 reflect the listed NEOs’ annual base salary rates approved by the Boards that became effective on April 1 of each of those years. Because those base salary rates were not in effect for the entire year, the salary rates listed for some NEOs in the table below for 2019 and 2020 may be higher than the amounts of base salaries those officers actually received during those years as listed in the Summary Compensation Table.

	2017 Base Salary		2018 Base Salary		2019 Base Salary		2020 Base Salary		2021 Base Salary
	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate
Frank B. Holding, Jr.
Chairman and Chief Executive Officer	0.00%	$955,000	0.00%	$955,000	1.27%	$967,100	1.44%	$981,000	2.96%	$1,010,000

Craig L. Nix
Chief Financial Officer	9.09%	600,000	0.00%	600,000	2.00%	612,000	3.76%	635,000	6.30%	675,000

Hope H. Bryant
Vice Chairwoman	0.00%	650,000	0.00%	650,000	1.46%	659,500	2.35%	675,000	3.70%	700,000

Peter M. Bristow
President	0.00%	650,000	0.00%	650,000	1.46%	659,500	2.35%	675,000	3.70%	700,000

Jeffery L. Ward (1)
Chief Strategy Officer	–	–	–	–	–	–	0.00%	510,000	2.94%	525,000
(1)	Mr. Ward became an NEO for the first time for 2020.

Long-Term Incentives. As part of our effort to move to a more performance-based compensation structure, during 2014 the Committee and the Boards recommended, and our shareholders approved, our performance-based LTIP. The goals of the LTIP are to reinforce the link between the interests of our participating officers and the interests of our company and our shareholders, and to motivate and reward executive officers for their contributions toward achieving our strategic plan’s central objective of building the long-term value of our company and our shareholders’ investments. Cash incentive awards may be granted by the Committee under the LTIP in amounts (“Target Amounts”) which are expressed as percentages of officers’ base salaries. The awards represent opportunities to receive cash payments following stated performance periods based on the extent to which performance goals set by the Committee at “Threshold” (i.e., minimum), “Target” and “Stretch” (i.e., maximum) levels are met or exceeded for those performance periods.

Since its inception, awards have been granted under the LTIP each year for overlapping three-year performance periods and with performance objectives based on growth in the tangible book value (“TBV”) of our common stock plus cumulative dividends per share (“D”) paid over the applicable performance periods (the “TBV+D Growth Rate”). Our tangible book value per share on each measurement date is the amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by our outstanding shares of common stock. The Committee believes growth in tangible book value per share is a key driver of long-term value. As a result, the Committee believes that using growth in tangible book value as the primary component of the performance metric for our LTIP is consistent with our focus on long-term objectives and our emphasis on financial stability and growth in shareholder value. The Committee believes those objectives are factors that have contributed to our financial success over the years.

During January 2020, new three-year awards were granted to our NEOs and other selected officers for the 2020-2022 performance period. As with previous awards, under the new awards a percentage (the “Award Percentage,” which may range from 0% to 125%) of the Target Amount of each award may be earned based on the extent to which the stated TBV+D Growth Rate goals have been achieved at the end of the performance period.

The TBV+D Growth Rate is determined according to the following formula:

(Ending TBV minus Beginning TBV) plus cumulative dividends

Beginning TBV

“Beginning TBV” and “Ending TBV” are measured at the beginning and end of the relevant performance period. The Threshold, Target and Stretch performance goals set by the Committee for the awards granted to our NEOs during 2020 (TBV+D Growth Rates of 12%, 24% and 36%, respectively) were the same as the goals set for awards granted in 2018 and 2019 (which reflected an increase from goals of 10.5%, 22.5% and 36%, respectively, for awards granted in prior years based on the projected impact of the 2018 Tax Cuts and Jobs Act) and would result in Award Percentages of 50%, 100% and 125%, respectively, of each NEO’s Target Amount.

During January 2021, the Committee approved payments for the three-year awards previously granted during January 2018 for the 2018-2020 performance period. After making positive adjustments as contemplated by the terms of the LTIP for the impact of intangible assets related to our one acquisition and share repurchases during 2020, and negative adjustments for the impact of intangible assets related to acquisitions and share repurchases during 2018 and 2019, the Committee determined that our TBV+D Growth Rate, as so adjusted, for the 2018-2020 performance period exceeded the Stretch performance level of 36.0%, and it approved payments to LTIP participants, including our NEOs, at the maximum Award Percentage of 125% of the Target Amounts of the awards. Those payments are listed on the 2020 line of the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

A listing of the new awards granted to our NEOs during 2020, and additional information regarding the LTIP and the payments approved by the Committee for the 2018-2020 performance period, is provided in the “GRANTS OF PLAN-BASED AWARDS” table and the narrative discussion that follows it under the caption “EXECUTIVE COMPENSATION — Long Term Incentive Plan.”

During January 2021, the Committee also approved the grant of new LTIP awards to our NEOs and other selected officers for a new three-year performance period (2021-2023). As discussed above under the caption “The Process of Evaluating Executive Officer Compensation,” in anticipation of our pending merger with CIT which will dramatically increase our asset size and significantly increase the breadth and complexity of our business with the addition of multiple new business lines, and as a step toward future pay competitiveness of our NEOs’ compensation against larger regional financial institutions, the Committee approved significant increases in the percentages of our NEOs’ base salaries used for the determination of their Target Amounts under the 2021-2023 awards (as indicated in the table below). Those new LTIP awards were granted subject to completion of the merger. If the merger is not completed in 2021, those 2021-2023 awards may be modified or cancelled at the discretion of the Committee. Consistent with all previously granted awards, the new awards may be earned based on our TBV+D Growth Rate during the performance period in comparison to Threshold, Target and Stretch goals established by the Committee. The Committee established the Threshold, Target and Stretch performance goals for the new 2021-2023 awards at TBV+D Growth Rates of 12%, 24% and 36%, respectively, which are the same as the goals for awards granted during 2018, 2019 and 2020. Those goals would result in the same Award Percentages (50%, 100% and 125%, respectively) of the Target Amounts of the awards as applied to prior awards.

In setting the percentages of our NEOs’ base salary rates as the Target Amounts of awards, the Committee attempts to provide our NEOs with aggregate amounts of salary and incentive opportunities each year that it considers appropriate based on the market and peer analyses of total direct compensation for officers of other companies in similar positions as our NEOs. Since the LTIP was adopted, the percentages of our NEOs’ base salary rates that may be paid at Target levels of performance have increased each year, while, in general, there have been modest or no increases in our NEOs’ base salaries. As a result, payments of performance-based LTIP awards have become an increasingly substantial portion of our NEOs’ total compensation, which aligns with our philosophy of emphasizing and rewarding sustained long-term performance.

The following table lists percentages of base salary rates and dollar amounts that could be paid in future years to our NEOs at each performance level under all outstanding LTIP awards they currently hold, including those granted to them for the 2021-2023 performance period.

Name	Performance Period	Target Level Percentage of Base Pay	Potential Payment for Performance at:
			Threshold Level	Target Level	Stretch Level
Frank B. Holding, Jr.	2019-2021	252%	$1,218,546	$2,437,092	$3,046,365
	2020-2022	260%	1,275,300	2,550,600	3,188,250
	2021-2023	475% (1)	2,398,750	4,797,500	5,996,875

Craig L. Nix	2019-2021	210%	642,600	1,285,200	1,606,500
	2020-2022	215%	682,625	1,365,250	1,706,563
	2021-2023	325% (1)	1,096,875	2,193,750	2,742,188

Hope H. Bryant	2019-2021	210%	692,475	1,384,950	1,731,188
	2020-2022	215%	725,625	1,451,250	1,814,063
	2021-2023	400% (1)	1,400,000	2,800,000	3,500,000

Peter M. Bristow	2019-2021	210%	692,475	1,384,950	1,731,188
	2020-2022	215%	725,625	1,451,250	1,814,063
	2021-2023	400% (1)	1,400,000	2,800,000	3,500,000

Jeffrey L. Ward	2019-2021	160%	408,000	816,000	1,020,000
	2020-2022	170%	433,500	867,000	1,083,750
	2021-2023	200% (1)	525,000	1,050,000	1,312,500
(1)

As indicated in the discussion above the table, LTIP awards for the 2021-2023 performance period were granted subject to completion of the merger with CIT. If the merger is not completed in 2021, those 2021-2023 awards may be modified or cancelled at the discretion of the Committee.

All awards listed in the table above are subject to the Committee’s clawback policy described above under the caption “Incentive Compensation Clawback Policy.”

Discretionary Bonuses. From time to time the Committee may consider and recommend, and the Boards of Directors may approve, payment of a discretionary cash bonus to one or more executive officers based on particular performance or achievement considerations or other factors related to the retention of motivated and talented executive officers. No discretionary bonuses were recommended, approved, or paid to any of our NEOs for 2020.

Retirement Plans

We maintain the following qualified plans under which retirement benefits are provided to our NEOs and other associates:

●

two defined benefit pension plans, including our plan and a separate plan previously maintained by FCB-SC that FCB continues to maintain and administer to provide benefits to FCB-SC’s former officers and employees who were participants in that plan;

●	a legacy Section 401(k) defined contribution plan; and

●	an enhanced Section 401(k) defined contribution plan.

During 2007, changes were made to our and FCB-SC’s retirement plan programs that were designed to reduce the volatility of our pension plan expense, while preserving the competitive retirement benefits we provide to our associates. The changes included the retention of pension and Section 401(k) plans as they existed at the time the changes were made (now referred to as the “legacy plans”), and the addition of “enhanced” Section 401(k) plans. New associates hired after the changes were made would participate only in the enhanced Section 401(k) plans and would not become participants in the pension plans. Eligible associates hired before the changes could make one-time elections to:

●	continue to participate in the legacy pension and Section 401(k) plans; or

●

participate only in the enhanced Section 401(k) plans rather than the legacy Section 401(k) plans, in which case they would continue to be participants in the pension plans, but their pension plan benefit service would be frozen and no further benefits would accrue.

Each of our NEOs elected to remain in the legacy plans, with the exception of Mr. Ward who elected to participate in the enhanced Section 401(k) plan and for his pension plan benefit service to be frozen.

The following table contains a brief description of our qualified plans.

Benefit	Description
FCB and FCB-SC legacy Defined Benefit Pension Plans	Each plan provides a monthly retirement benefit based on a formula that takes into account a participant’s compensation covered by the plan and his or her years of service.

Legacy Section 401(k) Defined Contribution Plan (for associates electing to continue participation in one of the defined benefit pension plans)	Provides a matching employer contribution to each participant’s account of up to 4.5% of the participant’s eligible compensation (the 2020 maximum matching contribution was $12,825).

Enhanced Section 401(k) Defined Contribution Plan

(for associates who are not participants in one of the legacy defined benefit pension plans or who are participants in but no longer accrue benefit service under one of the pension plans)

Provides a matching employer contribution to each participant’s account of up to 6% of the participant’s eligible compensation (the 2020 maximum matching contribution was $17,100). In addition, a profit sharing contribution is made to each participant’s account equal to 3% of the participant’s eligible compensation (the 2020 maximum profit sharing contribution was $8,550).

Further information about the terms of the legacy defined benefit pension plans (including the calculation of benefits under the plans), as well as our legacy and enhanced Section 401(k) plans (including the calculation of matching contributions), is contained in this proxy statement under the caption “EXECUTIVE COMPENSATION – Retirement Benefits and Separation from Service Payments.”

Non-Qualified Separation from Service Agreements

FCB has non-qualified separation from service agreements with our NEOs and certain of our other executive officers that provide for payments to them for a period of ten years following a separation from service that occurs no earlier than an agreed-upon age. No new agreements have been entered into since 2014 when our LTIP was approved and awards under it were first granted, and no new agreements currently are contemplated. When originally approved, the agreements were intended to help us retain and reward the long-term loyalty of key officers within our organization, and to assure their continued loyalty following a separation from service. Because payments will be made to the officers only if they continue in FCB’s employment until their agreements vest, in recommending the agreements for approval by the Board the Committee believed the agreements were consistent with our objective of encouraging and rewarding long-term loyalty. The Committee also believed the additional long-term benefit provided to our NEOs under the agreements enhanced our compensation program by mitigating to some degree its lack of any equity-based compensation or other incentive plan. No payments are made under the agreements until there is a separation from service. In return for payments, each officer is obligated to provide limited consultation services to, and not to compete against, FCB during the payment period. Further information about the terms of the agreements is contained in this proxy statement below under the caption “EXECUTIVE COMPENSATION – Retirement Benefits and Separation from Service Payments.”

In the approval of the current agreements, our Chief Executive Officer recommended officers to the Committee to be considered for an agreement, and he recommended the amount of monthly payments for each officer’s agreement. The Committee considered those recommendations in the context of the officers’ positions and other compensation and, if it concurred, it recommended approval to the Boards of Directors. The amounts of payments provided for in the current agreements with our NEOs are calculated as percentages, ranging from approximately 20% to approximately 45%, of the officers’ base salary rates at the time their agreements were approved. In the past, from time to time the agreements have been amended to change the amounts and/or percentages used to calculate payment amounts in order to reflect increases in officers’ base salaries. Those adjustments were recommended by our Chief Executive Officer to the Committee for consideration and recommendation to the Boards of Directors. There have been no adjustments to agreements with our current NEOs since 2011, and no further adjustments to those agreements currently are contemplated.

Personal Benefits

We do not provide an extensive array of perquisites or personal benefits to our executive officers beyond those benefits (including individual and family group insurance coverages) that are available generally to all our associates. However, for the convenience of our NEOs, or under our risk management program, or for other specific purposes, from time to time certain of our NEOs do receive, or are deemed to have received, other benefits that are not directly related to the performance of their duties as executive officers or that otherwise confer a benefit that has a personal aspect. As part of its review of our NEOs’ overall compensation each year, the Committee reviews all personal benefits being provided or proposed to be provided to executive officers, and it recommends to the Boards of Directors whether those benefits should be approved or continued. Benefits that certain of our NEOs received, or were deemed to have received, during 2020 included:

●	maintenance and monitoring of security systems in our NEOs’ residences under our risk management program; and

●	services of staff personnel that we attribute to certain NEOs’ personal activities.

Since 2005, our Boards of Directors have maintained a policy under which FCB will, as deemed advisable, install, maintain and monitor security systems in the homes of certain executive officers. The Boards believe the safety of our key executive officers is a business concern, and they approved the policy as part of our risk management program. Under the policy, each officer in whose home FCB installs a security system agrees to purchase that equipment from FCB, at its depreciated book value, following retirement or other termination of employment. During 2020, FCB maintained and monitored a security system in the residence of each of our NEOs. FCB periodically replaces or upgrades the security systems in NEOs’ residences as technology improves or the systems age.

We monitor our NEOs’ utilization of the services of administrative personnel. To the extent those employees provide services that relate to an NEO’s personal activities, we estimate the staff time devoted to those services and treat our compensation and benefits expense related to that time as a personal benefit to that NEO, and those expenses are treated as taxable income to the NEO.

In the case of each of our NEOs, we believe our incremental costs associated with personal benefits we provided during 2020 did not exceed an aggregate of $10,000. As a result, the costs of the benefits they received are not included in their 2020 compensation listed in the Summary Compensation Table. Our executive officers are covered by a directors and officers liability insurance policy paid for by FCB, and we also provide each executive officer with group life, health, medical and other insurance coverages for themselves and their spouses and families on the same terms as those coverages are provided to all full-time employees. We do not consider those insurance coverages to be perquisites and the cost of that insurance is not included in the Summary Compensation Table.

Tax and Accounting Considerations; Deductibility of Executive Compensation

In evaluating compensation program alternatives, the Committee has considered the potential impact on our company of Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to their chief executive officers and certain other named executive officers (“covered employees”). An exemption from the $1 million deduction limit for performance-based compensation was generally repealed by the 2017 tax legislation. While the previously available exemption is generally no longer available, in making its compensation decisions for our covered employees, the Committee continues to focus on performance-based components of executive compensation, while retaining maximum flexibility in designing compensation programs that are in the best interests of our company and our shareholders, even if that approach may result in payments that are not deductible under Section 162(m).

EXECUTIVE OFFICERS

Current Executive Officers

We consider our and FCB’s officers who are listed below to be our current executive officers. Each officer serves at the pleasure of the Boards until his or her removal, resignation, retirement, death or disqualification, or until his or her successor is duly elected and qualified.

Name and Age	Positions with FCB and Us

Frank B. Holding, Jr. 59	FCB’s and our Chairman since February 2009, and FCB’s and our Chief Executive Officer since January 2008. Previously, Chief Executive Officer of our former subsidiary, IronStone Bank, from February 2009 to January 2011, and our and FCB’s President from 1994 to February 2009. Employed by FCB since 1983.

Hope H. Bryant 58	FCB’s and our Vice Chairwoman since January 2011. Previously, President of our former subsidiary, IronStone Bank, from 2006 until January 2011, and FCB’s Executive Vice President from 2002 until January 2011. Employed by FCB since 1986.

Peter M. Bristow 55	FCB’s and our President since November 2014. Previously, Executive Vice President and Chief Operating Officer of First Citizens Bancorporation, Inc. and President and Chief Operating Officer of First Citizens Bank and Trust Company, Inc., Columbia, S.C., from 2001 to 2014. Employed by FCB since 2014.

Craig L. Nix 49	FCB’s and our Chief Financial Officer since November 2014. Previously, Executive Vice President and Chief Financial Officer of First Citizens Bancorporation, Inc. and First Citizens Bank and Trust Company, Inc., Columbia, S.C., from 2001 to 2014. Employed by FCB since 2014.

Lorie K. Rupp 56	FCB’s and our Chief Risk Officer since March 2017. Previously, FCB’s and our Chief Accounting Officer from 2013 to 2017; Consulting Director with KPMG, LLP from 2011 to 2013; Senior Vice President of Accounting and Finance of Regions Financial Corporation from 2008 to 2009; and Senior Vice President of Finance of Bank of America from 1990 to 2008. Employed by FCB since 2013.

Jeffery L. Ward 60	FCB’s and our Chief Strategy Officer since October 2014. Previously, Regional Executive Vice President of FCB from 2004 to 2014. Employed by FCB since 1992.

James S. Bryan 64	FCB’s Executive Vice President and Chief Credit Policy Officer since January 1, 2019. Previously, FCB’s Commercial Credit Executive from November 2016 to January 2019 and Regional Executive Vice President from 2007 to 2016. Employed by FCB since 1990.

West Ludwig 52	FCB’s Executive Vice President and Chief Human Resources Officer since July 26, 2018. Previously, Senior Vice President, Human Resources for MZ, Inc. (internet gaming technology) from 2016 to 2018 and Executive Vice President, Human Resources for Fidelity Investments, Inc. (financial services) from 2008 to 2016. Employed by FCB since 2018.

Donald E. Preskenis 54	FCB’s Executive Vice President and Chief Internal Audit Officer since March 2010. Previously, FCB’s Senior Vice President and Senior Audit Manager from 2005 to 2010; Internal Auditor for MassHousing Financing Agency (a state housing agency) from 2004 to 2005; and Vice President and Regional Audit Manager of Sovereign Bank from 2000 to 2004. Employed by FCB since 2005.

Dorothy F. Ramoneda 62	FCB’s Executive Vice President since January 2014 and Chief Information Officer since 2012. Previously Chief Information Officer, Progress Energy, a North Carolina utilities company, from 2002 to 2012. Employed by FCB since 2012. Since November 2019, Director of ScanSource, Inc., a publicly traded company.

Julie M. Sizer 54	FCB’s Executive Vice President and Chief Bank Operations Officer since May 2015. Previously, employed by FCB-SC as Operation and Support Services Director from 2012 to 2014 and Change Management Services Director from 2006 to 2012. Employed by FCB since 2014.

Proposed New Executive Officers

Among CIT’s officers and employees who will become officers and employees of FCB upon completion of our pending merger, two of CIT’s current executive officers are expected to be designated as our and FCB’s executive officers. Information regarding the two CIT executive officers is contained in this proxy statement under the heading “PROPOSED NEW DIRECTORS AND EXECUTIVE OFFICERS.”

EXECUTIVE COMPENSATION

Summary

The Summary Compensation Table below shows the cash and certain other compensation paid (or proposed to be paid) or provided by FCB to or deferred by our named executive officers listed in the table (our “NEOs”) for 2020, 2019, and 2018. Our NEOs also serve as executive officers of FCB. They are compensated by FCB for their services as its officers, and they receive no separate salaries or other compensation from us. All of our NEOs are employed on an “at will” basis and serve in their positions at the pleasure of our Board of Directors, and none of them has an employment agreement with us or FCB. We do not have any plans under which stock options or grants or other equity awards have been made to our NEOs or any arrangements under which payments would be made to our NEOs, or the vesting of any of our NEOs’ benefits would be accelerated, upon a change in control of our company or FCB.

SUMMARY COMPENSATION TABLE

Name and Principal Position During 2020	Year	Salary (3)	Bonus	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5)	All Other Compensation (6)	Total
Frank B. Holding, Jr. (1)	2020	$977,525	$-0-	$2,865,000	$581,100	$12,825	$4,436,450
Chairman and	2019	964,075	-0-	2,327,813	719,854	12,600	4,024,342
Chief Executive Officer	2018	955,000	-0-	1,841,049	-0-	12,375	2,808,424
	2020	$629,250	$-0-	$1,500,000	$312,185	$12,825	$2,454,260
Craig L. Nix	2019	609,000	-0-	1,125,000	342,375	12,600	2,088,975
Chief Financial Officer	2018	600,000	-0-	605,880	15,142	12,375	1,233,397
	2020	$671,125	$-0-	$1,625,000	$426,481	$12,825	$2,735,431
Hope H. Bryant (1)	2019	657,125	-0-	1,300,000	513,445	12,600	2,483,170
Vice Chairwoman	2018	650,000	-0-	966,654	-0-	12,375	1,629,029
	2020	$671,125	$-0-	$1,625,000	$424,684	$12,825	$2,733,634
Peter M. Bristow (1)	2019	657,125	-0-	1,300,000	496,935	12,600	2,466,660
President	2018	650,000	-0-	966,654	29,448	12,375	1,658,477
Jeffery L. Ward (2) Chief Strategy Officer	2020	$510,000	$-0-	$946,875	$184,925	$25,650	$1,667,450
(1)	Mr. Holding, Mrs. Bryant and Mr. Bristow each served as a member of our and FCB’s Boards of Directors during each year, but they received no additional compensation for their services as directors.
(2)	Mr. Ward became an NEO for the first time for 2020.
(3)	Salary amounts include the portion of each officer’s base salary paid by FCB that was deferred at the officer’s election under our Section 401(k) plans.
(4)	Reflects amounts paid for 2020, 2019, and 2018 with respect to awards under FCB’s LTIP, as described in the narrative discussion under the caption “Long-Term Incentive Plan.”
(5)	Amounts in this column consist of two components, including:

●

“Change in Pension Value,” which represents the net aggregate amount of the increase, if any, for each year in (i) the actuarial present value of the officers’ accumulated benefits under defined benefit pension plans, and (ii) the present value of monthly payments that would be made to the officers in the future for a period of ten years following their separation from service at agreed-upon ages under separation from service agreements between them and FCB; and

●

in the case of Mr. Nix and Mr. Bristow only, “Nonqualified Deferred Compensation Earnings,” which represents amounts of interest paid on nonqualified deferred compensation that is considered to be “above market” under the SEC’s disclosure rules.

“Change in Pension Value” amounts do not represent payments actually received by officers. As further described in the narrative discussion under the caption “Retirement Benefits and Separation from Service Payments,” each year we determine present values of benefits and future payments under the pension plans and separation from service agreements as of December 31 in order to reflect the amounts of our future obligations to the named officers under the plans and those agreements in our consolidated financial statements. Future payments are projected based on a number of assumptions, including assumptions regarding future events (including, in the case of the pension plans, mortality assumptions), and we discount the projected future payments to present values using a rate of interest calculated by a third party based on a theoretical portfolio of high quality corporate bonds that would be sufficient to provide for projected payments under the pension plans and agreements. Under financial and pension accounting principles, those assumptions and the discount rates change from time to time. In general, the present value of an officer’s future payments increases as the officer grows older and the time before the commencement of those payments decreases. The present values increase if the discount rate used in the calculation decreases from one year to the next, and they decrease if the discount rate increases. Changes in the other assumptions we use also can result in increases or decreases in present values. The discount rates used for calculating the present values for each year covered in the table below were 2.76% for 2020, 3.46% for 2019, and 4.38% for 2018. For 2020 and 2019, aggregate present values at December 31 increased as compared to the amounts at December 31 of the preceding years, resulting primarily from a decrease in the discount rates used in determining present values (as compared to the rates used for 2019 and 2018), combined with a one-year decrease in the time before commencement of payments. For 2018, aggregate present values at December 31, 2018, decreased as compared to amounts at December 31 of the prior year, resulting, in part, from an increase in the discount rate used in determining present values (as compared to the rate used for the prior year), offset somewhat by a one-year decrease in the time before commencement of payments.    Present value amounts could increase or decrease in future years if discount rates decrease or increase or there are changes in other assumptions. The separate increases or decreases for each officer under the pension plan and the separation from service agreements for 2020, 2019, and 2018 are listed in the following table.

	F. B. Holding, Jr.	C. L. Nix	H. H. Bryant	P. M. Bristow	J. L. Ward (a)
2020
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$270,262	$191,328	$299,648	$249,288	$106,071
Increase (decrease) in present value of future monthly payments under separation from service agreements	310,838	103,021	126,833	140,708	78,854
Aggregate increase (decrease)	$581,100	$294,349	$426,481	$389,996	$184,925
2019
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$346,491	$213,719	$363,768	$303,653	—
Increase (decrease) in present value of future monthly payments under separation from service agreements	373,363	112,225	149,677	161,326	—
Aggregate increase (decrease)	$719,854	$325,944	$513,445	$464,979	—
2018:
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$(33,152)	$(32,316)	$(41,750)	$(39,182)	—
Increase (decrease) in present value of future monthly payments under separation from service agreements	(142,040)	(44,407)	(60,327)	(54,868)	—
Aggregate increase (decrease)	$(175,192)	$(76,723)	$(102,077)	$(94,050)	—
(a)	Mr. Ward became an NEO for the first time for 2020.

In addition to their “Changes in Pension Values,” the amounts listed in this column of the Summary Compensation Table for 2020, 2019, and 2018 for Mr. Nix and Mr. Bristow include “Nonqualified Deferred Compensation Earnings” which represent portions of the interest accrued by FCB on their accounts each year under non-qualified deferred compensation plans it assumed from FCB-SC in 2014 that is considered to be “above market” (for 2020, $17,836 for Mr. Nix, and $34,688 for Mr. Bristow). Those “above market” amounts equal the portions of total interest FCB credited to each officer’s accounts each year at the fixed interest rate provided for in the plans that exceed the amounts that would have been accrued at a rate equal to 120% of the Internal Revenue Service’s “applicable federal rate” for the months during which the actual fixed accrual rate was set. Interest credited to their accounts that is not considered to be “above market” is not included in the table. None of our other NEOs participated in a nonqualified deferred compensation plan during 2020 or prior years, and no “Nonqualified Deferred Compensation Earnings” are included in their amounts listed for any year in this column. Additional information regarding Mr. Nix’s and Mr. Bristow’s non-qualified deferred compensation plan accounts and interest accrued by FCB on the accounts during 2020 is contained in the table under the caption “Non-Qualified Deferred Compensation.”

(6)	The following table describes each officer’s “Other Compensation” for 2020.

Description	F. B. Holding, Jr.	C. L. Nix	H. H Bryant	P. M. Bristow	J. L. Ward
FCB’s matching contributions under our legacy and enhanced Section 401(k) plans (a)	$12,825	$12,825	$12,825	$12,825	$17,100
FCB’s additional profit sharing contributions under our enhanced Section 401(k) plan (a)	—	—	—	—	8,550
Estimates of FCB’s incremental costs related to personal benefits (b)	—	—	—	—	—
Total Other Compensation	$12,825	$12,825	$12,825	$12,825	$25,650
(a)

Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow participate in our legacy Section 401(k) plan and, as a result, received FCB’s matching contributions to their accounts during 2020 but did not receive additional profit sharing contributions. Mr. Ward participates in our enhanced Section 401(k) plan and received a profit sharing contribution to his account for 2020 in addition to FCB’s matching contributions under that plan. The legacy and enhanced plans are described below under the caption “Section 401(k) Plans.”

(b)

From time to time our executive officers, including our NEOs in the table above, receive or may be deemed to have received various personal benefits from FCB. We believe FCB’s aggregate incremental cost associated with personal benefits provided during 2020 to each of our NEOs did not exceed $10,000 and, for that reason, no amount for personal benefits is included for any of them in the table above or in the “All Other Compensation” column in the Summary Compensation Table. FCB also provides each of our executive officers with group life, health, medical and other insurance coverages for themselves and their spouses and families on the same terms as those coverages are provided to all full-time employees. The cost of that insurance is not included in the table. Additional information regarding personal benefits is contained in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

Long-Term Incentive Plan (“LTIP”)

Under FCB’s LTIP, selected salaried employees of FCB and its affiliates may be offered opportunities to earn awards stated as percentages of their base salary rates, and payable in cash, based upon attainment of objective performance goals. The LTIP is intended to promote a closer alignment of the participants’ interests with our corporate interests and the long-term interests of our shareholders, and to encourage participants’ efforts to enhance our efficiency, profitability, growth and value. Each year our Compensation, Nominations and Governance Committee considers the grant of new awards under the LTIP. Awards granted each year have provided for payments based on performance goals measured over three-year performance periods. As reflected in the table below, during January 2020, the Committee approved the grant of new awards to each of our NEOs under the LTIP for a new three-year performance period (2020-2022).

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Performance Period	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
			Threshold	Target	Stretch
Frank B. Holding, Jr.	01/27/2020	2020-2022	$1,275,300	$2,550,600	$3,188,250

Craig L. Nix	01/27/2020	2020-2022	682,625	1,365,250	1,706,563
Hope H. Bryant	01/27/2020	2020-2022	725,625	1,451,250	1,814,063

Peter M. Bristow	01/27/2020	2020-2022	725,625	1,451,250	1,814,063
Jeffery L. Ward	01/27/2020	2020-2022	433,500	867,000	1,083,750
(1)

“Threshold,” “Target” and “Stretch” amounts reflect the amounts of awards that may be paid to each NEO at “Threshold” (i.e., minimum), “Target” and “Stretch” (i.e., maximum) levels of performance during the 2020-2022 performance period in relation to goals set by the Committee for the awards. Each NEO’s Target award was determined based on a percentage of the officer’s base salary rate that became effective on April 1 following the date his or her award was granted as follows: Mr. Holding – 260%; Mr. Nix – 215%; Mrs. Bryant – 215%; Mr. Bristow – 215%; and Mr. Ward – 170%. If performance over the performance period exceeds the Threshold level but not the Target level, or exceeds the Target level but not the Stretch level, the amount earned by each NEO will be interpolated by the Committee. Stretch amounts are the maximum amounts that may be paid for the 2020-2022 performance period.

Under the awards listed in the table, a percentage (the “Award Percentage,” which could exceed or be less than 100%) of the “Target” amount of each award (“Target Amount”) could be earned at the end of its performance period based on the extent to which we have attained performance goals set for the awards. The performance goals for the awards listed in the table are based on growth in the tangible book value (“TBV”) of our common stock, plus cumulative dividends per share (“D”) paid, over the 2020-2022 performance period that applies to the awards (the “TBV+D Growth Rate”). Our tangible book value per share on each measurement date is the amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by our outstanding shares of common stock, The TBV+D Growth Rate is determined according to the following formula: TBV at the end of the performance period, minus TBV at the beginning of the performance period, plus cumulative dividends paid on the stock during the performance period, divided by TBV at the beginning of the performance period. The Threshold, Target and Stretch performance levels set by the Committee for the awards would result in Award Percentages of 50%, 100% and 125%, respectively, of the Target Amounts. In the table, the dollar amounts reflect the amounts that could be earned and paid at each performance level set by the Committee.

The LTIP is administered by our Compensation, Nominations and Governance Committee, which selects employees to whom awards will be granted. All salaried employees (including our and FCB’s executive officers) are eligible to participate in the LTIP.

In general, when the Committee grants awards under the LTIP, it establishes a “performance period” during which performance will be measured, establishes one or more specific written performance objectives and specific goals for each participant and/or for each group of participants for that performance period, and assigns to each participant a Target Amount for the performance period. Performance periods are coincident with one or more of our fiscal years, or any portions thereof, and they may be overlapping. Each participant may earn a percentage (which may range from 0% to 125%) of his or her Target Amount based on the extent of attainment of the performance goals established by the Committee for the relevant performance period. However, the maximum amount that may be paid to any one participant in any one year under the LTIP is $7 million.

To date the performance goals for each award have been based on the TBV+D Growth Rate, but the performance objectives under the LTIP may be based on individual, business unit/function, and/or corporate performance, or any combination thereof. If a participant’s performance goals are based on a combination of performance criteria, the Committee may weight the importance of each type of performance that applies to the participant by assigning a percentage to it. The Committee also may apply other or non-objective performance criteria for participants to the extent permitted, or not prohibited, by applicable law and regulations. The targeted levels of performance with respect to performance objectives may be established at such levels and on such terms as the Committee in its discretion may determine, including but not limited to on an absolute basis, in relation to performance in a prior performance period, and/or relative to one or more peer group companies or indices, or any combination thereof, and performance objectives may be calculated without regard to extraordinary items. The Committee may adjust awards as appropriate for partial achievement of goals or other factors, and may interpret and make necessary and appropriate adjustments to performance goals and the manner in which goals are evaluated.

Performance objectives are required to be established by the Committee no more than 90 days after the commencement of the performance period to which the objectives relate and before 25% of the relevant performance period has elapsed. As soon as practicable after the end of a performance period, the Committee will determine whether performance goals for the period were met and, if so, at what level of achievement, under specific formulae established for the period. If performance goals are met, the Committee will determine the amount of each participant’s Target Amount that has been earned and will be paid. The Committee has unilateral discretion to reduce or eliminate the amount of an award, including an award otherwise earned and payable under the LTIP.

The Committee has discretion to determine whether awards will be paid or forfeited in the event of a participant’s termination of employment before the end of a performance period or prior to payment of such awards. If a participant dies, retires, becomes disabled, is assigned to a different position, is granted a leave of absence, or another similar event occurs, or if the participant’s employment is otherwise terminated (except for cause) by us during a performance period, a pro rata share of the participant’s award based on the period of actual participation may be paid to the participant, at the Committee’s discretion, after the end of the performance period if and to the extent that it would have become earned and payable had the participant’s employment status not changed.

Our Board of Directors may amend, discontinue or terminate the LTIP in whole or in part at any time, subject to shareholder approval of any amendments if required by applicable laws, rules or regulations and to participant consent if any such action may adversely affect any award earned and payable under the LTIP at that time. However, the Committee has unilateral authority to amend the LTIP and any award (without participant consent) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules and regulations, as well as to reduce or eliminate an award. The Committee also may adjust or modify the terms of awards, performance objectives or performance calculations (i) in the event of a large, special and non-recurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, forward or reverse split, stock dividend, liquidation, dissolution or other similar corporate transactions, or in recognition of any other unusual or nonrecurring event or extraordinary item affecting us or our financial statements, or (ii) in response to changes in applicable laws and regulations, accounting principles and tax rates, or changes in business conditions or the Committee’s assessment of our business strategy. In addition, the Committee’s authority to grant awards and authorize payments under the LTIP does not restrict its authority, and the Board reserves the right, to grant compensation under other compensation plans or programs, grant discretionary bonuses, or otherwise pay compensation, to any officers and employees.

As described under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Incentive Compensation Clawback Policy,” payments of awards under the plan are subject to the Committee’s Incentive Compensation Policy under which the Committee may, at its discretion, and under specified circumstances, require any current or former associate, including an executive officer, to forfeit future incentive payments, or to repay all or any portion of any previously paid performance-based compensation, including payments for LTIP awards.

On December 31, 2020, the 2018-2020 performance period ended for awards granted during 2018, and during February 2021 payments were made to participants in the LTIP with respect to those three-year awards. The Threshold, Target and Stretch performance levels set by the Committee for those awards were TBV+D Growth Rates of 12.0%, 24.0% and 36.0%. After making positive adjustments as contemplated by the terms of the LTIP for the impact of intangible assets related to our one acquisition and share repurchases during 2020, and negative adjustments for the impact of intangible assets related to previous acquisitions and share repurchases during 2018 and 2019, the Committee determined that our TBV+D Growth Rate for the performance period, as so adjusted, exceeded the Stretch performance level of 36.0%, and payments were made to LTIP participants at the maximum Award Percentage of 125% of Target Amounts. The amounts of those payments made to our NEOs are listed on the 2020 line of the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Information regarding all outstanding awards under the plan currently held by our NEOs is contained in the discussion under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentives.”

Retirement Benefits and Separation from Service Payments

We have two separate defined benefit pension plans (including a plan previously maintained by FCB-SC covering its former officers and employees) under which benefits are provided to plan participants following their retirement, and two separate Section 401(k) defined contribution plans under which plan participants may defer a pre-tax portion of their compensation for retirement and receive employer matching contributions to their accounts equal to a portion of their voluntary deferrals and, under one of the plans, additional profit sharing contributions to their accounts.

In addition, FCB has separation from service agreements with certain executive officers which provide for payments to the officers or their beneficiaries for a period of ten years following their separation from service at specified ages or their deaths.

The following table provides information about benefits under the pension plans and the separation from service agreements for each of our NEOs.

PENSION BENEFITS

AND SEPARATION FROM SERVICE AGREEMENTS

Name	Plan Name (1)	Number of Years Credited Service (2)	Present Value of Accumulated Benefit (3)(4)	Payments During Last Fiscal Year
Frank B. Holding, Jr.	Pension plan	37	$ 1,900,894	$ -0-
	Separation from service agreement	N/A	2,893,627	-0-
Craig L. Nix	Pension plan	21	911,911	-0-
	Separation from service agreement	N/A	612,464	-0-
Hope H. Bryant	Pension plan	34	1,906,575	-0-
	Separation from service agreement	N/A	1,075,741	-0-
Peter M. Bristow	Pension plan	29	1,480,360	-0-
	Separation from service agreement	N/A	1,037,266	-0-
Jeffery L. Ward	Pension plan	16	937,772	-0-
	Separation from service agreement	N/A	771,412	-0-
(1)

Mr. Holding, Mrs. Bryant and Mr. Ward are participants in and entitled to benefits under FCB’s pension plan, and they are parties to separation of service agreements with FCB. Mr. Nix and Mr. Bristow are participants in and entitled to benefits under the pension plan previously provided by FCB-SC which FCB continues to maintain and administer to provide benefits to the former officers and employees of FCB-SC who are participants in that plan, and they are parties to separation from service agreements that were assumed by FCB from FCB-SC.

(2)

Years of credited service under the pension plans are as of December 31, 2020. Payments under the separation from service agreements are not determined on the basis of years of credited service. As described below under the caption “Section 401(k) Plans,” when our pension plan was restructured in 2007, Mr. Ward elected to participate in our enhanced Section 401(k) plan. As a result, he continues to be a participant in FCB’s pension plan, but, though he has been employed by FCB for 29 years, his accrued pension plan benefit service was frozen at 16 years and no further years of credited service or benefits are accruing.

(3)

The amounts shown for the pension plans reflect the actuarial present value of each officer’s accumulated benefit as of December 31, 2020. Those amounts were determined using the same interest rate and mortality rate assumptions as were used for purposes of calculating our liability for future benefits in our consolidated financial statements. We used a discount rate of 2.76%, and we assumed that each officer will remain an active employee until, and will retire at, normal retirement age under the plans (65), and that each officer will elect to receive benefits based on a single life annuity. No pre-retirement decrements were applied.

(4)

The amounts shown for the separation from service agreements reflect the present values, as of December 31, 2020, of future payments to be made under those agreements. Those amounts were determined using the same assumptions as were used for purposes of calculating our liability for future payments under the agreements in our consolidated financial statements. We used a discount rate of 2.76%, and the monthly payment amounts called for by each officer’s agreement (as in effect on December 31, 2020) that would be made to him or her (or his or her beneficiary) in the future over the ten-year payment term that begins six months and one week following separation from service at the officer’s agreed-upon age or his or her death. In calculating those amounts, we assumed that each officer will remain an active employee until, and the officer’s payments will begin after, the age specified in his or her agreement. As described in the discussion of these agreements under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” amounts of payments generally are calculated as a percentage of the officers’ base salaries at the time their agreements were approved and, from time to time, the agreements may be amended to adjust payment amounts (to reflect increases in the officers’ base salaries) and the percentages of base salary used in the computation. The monthly payment amounts provided for under the named officers’ agreements as of December 31, 2020 were as follows: Mr. Holding – $33,056; Mr. Nix – $9,240; Mrs. Bryant – $12,875; Mr. Bristow – $13,451; and Mr. Ward – $8,613.

The pension plans, Section 401(k) plans and separation from service agreements are described below, and further information about them is provided in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

Pension Plans. FCB’s two defined benefit pension plans include its original plan and the plan previously provided by FCB-SC for its employees which FCB continues to maintain and administer to provide pension benefits for FCB-SC’s former officers and employees who are participants in that plan. The terms of the two plans are very similar. Each plan is a non-contributory final average pay plan. Monthly retirement benefits under the pension plans are computed as straight life annuities beginning at age 65 and are not subject to deductions for Social Security benefits or any other offset amounts. Normal retirement age under the plans is the later of age 65 or completion of five years of service. Under FCB’s plan, early retirement is permitted for participants who have reached age 50 with at least 20 years of service, or age 55 with at least 15 years of service, while under FCB-SC’s plan participants qualify for early retirement when they reach age 50 with at least 15 years of service, or age 55 with at least 10 years of service.

As described under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” participants in FCB’s and FCB-SC’s pension plans include only those eligible employees who were hired on or before specified dates during 2007 when FCB and FCB-SC restructured their respective pension plans and Section 401(k) plans. Participants in each of the pension plans on those dates could choose to continue to participate in their respective pension plan and “legacy” Section 401(k) plan, or they could choose to participate in an “enhanced” Section 401(k) plan. If they chose the enhanced Section 401(k) plan, they would continue to be participants in the pension plan, but their accrued pension plan benefit service was frozen and no further benefits would accrue.

Under both pension plans, a participant’s benefit is based on his or her:

●

“average monthly compensation,” which is the participant’s highest average monthly covered compensation for any five consecutive plan years of service within the last ten completed years of service prior to retirement;

●

in the case of participants who chose to continue in the pension plans and legacy Section 401(k) plans, years of “creditable service,” which is the number of calendar years in which the participant completes 1,000 or more hours of service; and

●

“covered compensation,” which is the average of the participant’s Social Security taxable wage base for each year during the 35-year period ending with the year in which the employee attains Social Security retirement age.

We do not grant extra years of service to participants under either pension plan for purposes of calculating benefits.

A participant’s annual compensation covered by the plans includes base salary, overtime, and any regular bonuses, including LTIP award payments. However, under the Internal Revenue Service’s regulations, during 2020 the maximum amount of covered compensation that could be considered in determining a retiring participant’s benefit was $285,000.

A participant’s normal monthly benefit amount following retirement will be equal to:

●	1.2% of average monthly compensation multiplied by total plan years of service, not to exceed 35 years if hired on or after January 1, 2005, or 40 years if hired before that date; plus

●	0.65% of average monthly compensation in excess of one-twelfth of covered compensation multiplied by total plan years of service, not to exceed 35 years.

The maximum annual benefit that could be paid to a participant retiring under either plan during 2020 was $230,000. Participants may elect to receive retirement benefits in a joint and survivor annuity rather than a single life annuity. In those cases, the amount of the annual retirement benefit will be actuarially reduced. In cases of early retirement, a participant’s annual retirement benefit is actuarially reduced by 5.0% for each year of the first twelve years, and 3.0% for each of the next three years, by which the starting date of the early retirement benefit precedes the participant’s normal retirement date, unless the participant elects to defer receipt of benefits until he or she reaches age 65. In the case of participants whose employment continues after age 65, the annual retirement benefit calculated at normal retirement date, as well as the maximum permitted benefit amount, is actuarially increased to reflect the continuing accrual of benefits during their extended employment and the projected reduction in the number of their benefit payments.

On December 31, 2020, Mr. Holding, Mrs. Bryant, Mr. Bristow, and Mr. Ward were eligible for early retirement under the pension plans.

Non-Qualified Separation from Service Agreements. Under the separation from service agreements between FCB and certain executive officers, including Mr. Holding, Mrs. Bryant and Mr. Ward, payments will be made to each officer for a period of ten years following a separation from service that occurs no earlier than a specified age. Mr. Nix and Mr. Bristow are parties to substantially similar agreements which were originally entered into between them and FCB-SC and were assumed by FCB. The benefits provided under the agreement with Mr. Holding, Mrs. Bryant and Mr. Ward vest at age 65 (or an earlier agreed-upon age). Under the agreements with Mr. Nix and Mr. Bristow, payments will be made following a termination of employment no later than the month in which they reach age 65 or following such other termination as shall be agreed upon. However, no payments are made under any of the agreements until there is a separation from service. In return for payments under the agreements, each officer is obligated to provide limited consultation services to, and not to compete against, FCB during the payment period.

Payments under each agreement begin six months and one week following separation from service. If an officer dies prior to separation from service, or during the payment period following separation from service, the payments under his or her agreement will be made to the officer’s designated beneficiary or estate. Except in the case of death, there are no automatic early vesting rights, and FCB may terminate an officer’s agreement at any time prior to the vesting date. If an officer’s agreement is terminated, or the officer’s employment terminates before the age provided in his or her agreement, or another date agreed to by FCB, for any reason other than death, all rights under his or her agreement will be forfeited. However, based on facts and circumstances, the Compensation, Nominations and Governance Committee may recommend, and our Board of Directors may approve, an immediate vesting of an officer’s rights under his or her agreement. The agreements do not include any change in control or “golden parachute” provisions or provide for any non-cash benefits.

No new agreements have been entered into since 2014 when our LTIP was approved and awards under it were first granted, and no new agreements currently are contemplated. Amounts of payments provided for in the current agreements with our NEOs are described in the footnotes to the “PENSION BENEFITS AND SEPARATION FROM SERVICE AGREEMENTS” table above.

Section 401(k) Plans. As described in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” our legacy and enhanced Section 401(k) plans both are qualified defined contribution plans that provide vehicles for employees to voluntarily defer a pre-tax portion of their compensation for retirement and receive an employer matching contribution on a portion of the maximum voluntary deferral. Our associates are participants in one of the two Section 401(k) plans, depending on when they were first employed and, if they were first employed before we restructured our pension plans and Section 401(k) plans during 2007, depending on elections they made at that time. In the case of associates who elected to participate in the enhanced Section 401(k) plans, account balances under the legacy plans were transferred to the associates’ accounts under our enhanced plan. Associates who were hired after the plans were restructured may participate only in the enhanced plan. Currently, newly-hired associates become eligible to participate for purposes of their own voluntary contributions after one full month of employment, and they become eligible to receive employer matching contributions following one full year of employment.

The maximum 2020 voluntary deferral under either plan was $19,500 for a participant under the age of 50, and $26,000 for a participant age 50 or older. Under the legacy Section 401(k) plan, FCB makes a matching contribution to each participant’s account equal to 100% of the first 3%, and 50% of the next 3%, of the participant’s compensation that he or she defers, up to and including a maximum matching contribution of 4.5% of the participant’s eligible compensation, but not more than $12,825 for 2020. Under the enhanced plan, FCB makes a matching contribution to each participant’s account equal to 100% of up to 6% of the participant’s compensation that he or she defers. In addition, following the close of each plan year, FCB makes a profit-sharing contribution under the enhanced plan to each eligible participant’s account equal to 3% of the participant’s eligible compensation, without regard to the amount of the participant’s voluntary deferrals. During 2020 the maximum matching contribution under the enhanced Section 401(k) plan was $17,100, and the maximum profit-sharing contribution was $8,550.

Eligibility requirements for participation and matching contributions, as well as investment opportunities, are the same in both the legacy and enhanced Section 401(k) plans.

FCB’s Section 401(k) matching contributions during 2020 for the accounts of Mr. Holding, Mr. Nix, Mrs. Bryant, Mr. Bristow and Mr. Ward are included in the “All Other Compensation” column of the Summary Compensation Table and are listed for each officer in a footnote to that table. Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow are participants in FCB’s legacy 401(k) plan, so they did not receive the profit sharing contributions that were made for 2020 to the accounts of participants in the enhanced 401(k) plan. Mr. Ward participates in the enhanced Section  401(k) and did receive a profit sharing contribution to his account for 2020.

Non-Qualified Deferred Compensation

FCB-SC Deferred Compensation Plans. Prior to our merger with FCB-SC during 2014, FCB-SC maintained two unfunded, nonqualified deferred compensation plans in which various officers of FCB-SC were participants. In connection with that merger, FCB agreed to assume, pay interest on and distribute the accounts of plan participants in accordance with the plan terms as they existed when the merger was completed. Participants may not make any further deferrals under the plans. FCB is responsible for interest accrued on the balances in plan accounts, but FCB does not make any contributions to the plans. Mr. Nix and Mr. Bristow have accounts under both plans.

The following table provides information regarding Mr. Nix’s and Mr. Bristow’s accounts under the plans.

NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name (1)	Executive Contributions in Last Fiscal Year (2)	Our Contributions in Last Fiscal Year (3)	Aggregate Earnings in Last Fiscal Year (4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (5)
Craig L. Nix	Deferred Compensation Plan	$ -0-	$ -0-	$ 8,495	$ -0-	$ 108,253
	409A Deferred Compensation Plan	-0-	-0-	46,275	-0-	589,702
Peter M. Bristow	Deferred Compensation Plan	-0-	-0-	35,222	-0-	448,858
	409A Deferred Compensation Plan	-0-	-0-	85,803	-0-	1,093,429
(1)	The Deferred Compensation Plan was replaced by the 409A Deferred Compensation Plan.
(2)	No additional deferrals may be made under either plan.
(3)

Although the plans permitted employer contributions, FCB-SC did not make contributions to the officers’ plan accounts, and FCB has not made any contributions to their accounts and will not make contributions in the future.

(4)

The listed amounts reflect interest credited to the officers’ plan accounts by FCB during 2020. Of those amounts, an aggregate of $17,836 for Mr. Nix and $34,688 for Mr. Bristow is considered to be “above market,” and those amounts are included in their respective amounts listed in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the Summary Compensation Table. Those “above-market” amounts reflect the portions of total interest FCB credited to the officers’ accounts during 2020 that exceed the amounts that would have been accrued at a rate equal to 120% of the “applicable federal rates,” as set by the Internal Revenue Service, in effect at the time the fixed interest rate at which interest actually is accrued on each account was set.

(5)

The listed amounts reflect the balances credited to Mr. Nix’s and Mr. Bristow’s accounts at December 31, 2020. Of those amounts, aggregates of $86,127 and $158,879, respectively, were reported as compensation to them for years prior to 2020 in the Summary Compensation Tables contained in our proxy statements for those years, including aggregates of $73,627 and $143,254, respectively, representing “above market” amounts of interest credited to their accounts during those years.

The two plans include FCB-SC’s original Deferred Compensation Plan, which was frozen effective December 31, 2004, and a new 409A Deferred Compensation Plan that replaced the frozen plan. The terms of the plans continue to govern the accounts of participants as they existed when FCB assumed the plans. Each of the plans permitted participants to defer up to 10% of their “compensation” (as defined in the plans) each year. Deferred amounts were credited to unfunded accounts on FCB-SC’s books, and interest was accrued on the accounts at a fixed or floating rate, as elected by the participants when they first became participants. Mr. Nix’s and Mr. Bristow’s accounts under both plans accrue interest at the 8.20% fixed contract rate that was provided for by each plan at the time they became participants.

Participants’ plan accounts will be paid out upon their retirement, and participants could elect to be paid in a lump sum or in an annuity of five, ten, 15 or 20 years. If a participant dies before or after payments commence, payments will be made to the participant’s designated beneficiary in the manner elected by the participant, or if no election was made, in a lump-sum payment. If a participant terminates employment for reasons other than retirement, the participant’s plan accounts will be paid in a lump sum. In the event of an unforeseen emergency, at a participant’s request a distribution of all or part of the participant’s accounts may be made at the discretion of the plan administrator, subject to applicable law.

The portions of the total amounts of interest we credited to each officer’s accounts during 2020 which is considered to be “above market” are quantified in the footnotes to the table above and are included in their respective amounts in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the Summary Compensation Table.

2021 FCB Deferred Compensation Plan. During February 2021, following the recommendation of our Compensation, Nominations and Governance Committee, FCB’s Board of Directors adopted a new nonqualified deferred compensation plan (the “Plan”) which became effective on March 1, 2021. The purpose of the Plan is to permit management and other highly compensated employees of FCB and its participating affiliates (including our NEOs) to save for retirement and other long-term financial goals on a tax-deferred basis by electing annually to defer receipt of up to eighty percent (80%) of their base salary and certain eligible bonuses, including LTIP award payments. The Plan does not provide for FCB to make any additional or discretionary contributions to the Plan.

Amounts deferred by each participant under the Plan will be credited to a book-entry account and represent an unfunded, unsecured obligation of FCB to the participant. Each participant’s account will be credited by FCB with investment returns as if the participant’s account had been invested in deemed investment options selected by the participant from a menu of publicly-traded mutual funds or other deemed investment options determined from time to time by the plan administrator. Participants may change their investment option elections at any time. The deemed investment options will be used for measurement purposes only and amounts deferred by participants will not represent any actual investments made on their behalves. FCB’s payment obligation to each participant will be equal to the amount of the participant’s own elective deferrals to the Plan, as adjusted for the hypothetical gains or losses on the participant’s account based on the participant’s deemed investment option elections.

Each participant will be fully vested at all times in his or her own deferrals to the Plan. Distributions of a participant’s Plan account will be made following a “triggering event,” which will be the participant’s separation of service, death, disability, or certain limited unforeseeable emergencies. Distributions will generally be paid in a single lump sum unless the participant elects, upon commencing his or her participation in the Plan, to receive distributions in annual installments over five, ten, or 15 years. Payments to participants under the Plan will be made, or will commence, within 90 days following January 31 of the calendar year immediately following the year in which their triggering events occur.

The Plan is designed to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and all distributions will be made in accordance with Section 409A. FCB may generally amend or terminate the Plan at any time, provided that any such action complies with the requirements of Section 409A and does not reduce a participant’s Plan account balance.

A Rabbi Trust may (but need not) be established by FCB in connection with the Plan for purposes of holding assets necessary to fund distributions payable under the Plan. Whether or not a Rabbi Trust is created, Plan participants (and their beneficiaries) shall at all times have the same status as general unsecured creditors of FCB.

Because the Plan was not in effect during 2020, none of our NEOs had deferred any compensation or been credited with any deemed investment gains or losses as of December 31, 2020.

Potential Payments upon Termination of Employment

The only contracts, agreements, plans or arrangements under which payments or other benefits will be made or provided to any of our NEOs in connection with a termination of their employment or a change in their responsibilities are:

●

FCB’s pension plans and Section 401(k) plans that cover all of our and FCB’s eligible officers and employees, FCB-SC’s two nonqualified deferred compensation plans under which Mr. Nix and Mr. Bristow have accounts and FCB’s 2021 Non-Qualified Deferred Compensation Plan;

●	the separation from service agreements under which payments will be made following an officer’s separation from service after a specified age or his or her earlier death while still employed;

●

provisions of FCB’s LTIP under which, if a participant dies, retires, becomes disabled, or if the participant’s employment is terminated by FCB other than for cause before a previously granted award becomes payable, a pro rata share of the award may be paid, at the Committee’s discretion, after the end of the performance period if and to the extent that the award would have become earned and payable had the participant’s employment status not changed; and

●	FCB’s group insurance plans under which disability and death benefits are provided to all of our and FCB’s eligible officers and employees.

There are no agreements with any of our NEOs under which payments would be made as a result of a change in control of our company or FCB.

Payments and benefits under the pension plans, Section 401(k) plans, separation from service agreements, LTIP, and nonqualified deferred compensation plans, are described in the discussions above. An employee’s death benefit under FCB’s group life insurance plans equals the employee’s annual base salary rate, with a maximum benefit of $600,000.

Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of the SEC’s Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our associates (i.e., our employees) and the annual total compensation of our Chairman and Chief Executive Officer, Frank B. Holding, Jr. (our “CEO”).

For 2020:

●	the annual total compensation of our “median associate” was $77,117, and

●	our CEO’s annual total compensation, as reported in the “Total” column of the Summary Compensation Table included in this proxy statement, was $4,436,450.

Based on this information, for 2020 the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate was 57.5:1. This “pay ratio” is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Because our associate population had decreased during 2020, we chose to select a new median associate for 2020. We selected our new 2020 median associate on December 31, 2020. On that date, our associate population consisted of a total of 6,721 permanent full-time and part-time associates and temporary and seasonal associates, excluding our CEO. From that population, we identified our median associate for 2020 using a consistently applied compensation measure described below, which is the same measure we used to identify our previous median associate.

●

We compared the aggregate amounts of associates’ 2020 compensation through November 30, 2020 (including salary, wages, overtime pay, commissions, bonuses, incentives and certain other compensation), and our matching contributions to 401(k) plan accounts, together with the amounts of our most recent annual profit-sharing contributions (made in 2020 for 2019) to the accounts of those associates who are participants in our enhanced 401(k) plan, all as reflected in our payroll records. For associates included in the associate population who were hired or became our associates after January 1, 2020, we considered them as having been employed at their salary or wage rates for the entire twelve-month period. We did not make any cost-of-living adjustment in any associate’s compensation. From the totals above we identified ten associates whose 2020 totals were at or near the median total, including five associates who were participants in our legacy Section 401(k) plan and one of our defined benefit pension plans, and five who were participants in our enhanced Section 401(k) plan and one of our pension plans but whose pension plan accounts were frozen and no longer accrued additional service credit, and we obtained estimates of their respective changes in pension values based on the status of their participation in the pension plans.

●

We then compiled the aggregate amounts of associates’ 2020 compensation through December 31, 2020, and, for associates who were pension plan participants, we added to each associates’ compensation, based on his or her participation status under the pension plans, the average of the estimated changes in the actuarial present values of accumulated pension plan benefits for 2020 to determine estimates of their 2020 total compensation.

●	We then compared our associates’ 2020 compensation compiled through December 31, 2020, as described above and identified the median associate for 2020.

After we selected our median associate, we determined the amount of that associate’s actual 2020 annual total compensation listed above in the same manner as we determined our CEO’s annual total compensation disclosed in the “Total” column of our Summary Compensation Table included in this proxy statement, and we compared our CEO’s annual total compensation to that of the median associate to determine our 2020 pay ratio.

Compensation Committee Interlocks and Insider Participation

Calvin B. Koonce, Jr., who is a relative of our director and Compensation, Nominations and Governance Committee member Victor E. Bell III, is employed by FCB in a non-executive officer position. During 2020, Mr. Koonce’s aggregate compensation amounted to $147,169 (including FCB’s contributions to our Section 401(k) plan for his account, but excluding other normal benefits provided to all employees). Our Audit Committee reviewed and approved the terms of his employment relationship for 2020 and will continue to do so annually.

DIRECTOR COMPENSATION

The following table lists compensation paid to our non-employee directors for their services during 2020 as members of our and FCB’s Boards of Directors. Directors who also serve as our or FCB’s officers or employees do not receive any compensation for their services as directors.

2020 DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash (2)	All Other Compensation(3)	Total

John M. Alexander, Jr.	$149,000	$-0-	$149,000

Victor E. Bell III	153,500	-0-	153,500

H. Lee Durham, Jr.	213,500	-0-	213,500

Daniel L. Heavner	153,000	-0-	153,000

Robert R. Hoppe	173,500	-0-	173,500

Floyd L. Keels	151,000	-0-	151,000

Robert E. Mason IV	151,500	-0-	151,500

Robert T. Newcomb	203,000	-0-	203,000
(1)

Frank B. Holding, Jr., Hope H. Bryant and Peter M. Bristow are not listed in the table. Each of them served as a director for 2020, but each was compensated as an executive officer of FCB and received no additional compensation for services as a director.

(2)

Amounts include aggregate retainers paid during 2020 to outside directors pursuant to the 2020 fee schedule for services as directors, committee chairs and in other positions during their one year terms following the 2020 Annual Meeting, together with separate fees for attendance at Board and committee meetings during January, February and March 2020, before the 2020 fee schedule became effective. Under the fee schedule in effect before the 2020 Annual Meeting, directors received fees of $2,500 and $1,500, respectively, for in-person attendance at meetings of our or FCB’s Boards or committees, or $1,000 for attendance via teleconference.

(3)

From time to time our directors may receive or be deemed to have received personal benefits from FCB. FCB’s aggregate incremental cost associated with personal benefits received during 2020 by each of our directors listed in the table did not exceed $10,000 and, for that reason, no amount for personal benefits is included for any of them in the “All Other Compensation” column in the table. Our non-employee directors also are covered under a directors and officers liability insurance policy provided by FCB, and by a travel and accident insurance policy provided by FCB that covers all of our and FCB’s officers, employees and directors, and they are reimbursed for their expenses in attending Board and committee meetings and in attending industry and professional development events related to their duties.

Compensation paid to our directors is in the form of cash, and we have no plans under which stock options or grants or other equity awards have been made to directors. The following table describes our standard schedule of fees under which compensation was paid to non-employee directors during their one-year terms of office following our 2020 Annual Meeting and the revised schedule of fees approved by the Board of Directors under which directors will be paid during their one-year terms of office following our 2021 Annual Meeting. In increasing retainer amounts in the 2021 fee schedule, the Compensation, Nominations and Governance Committee’s recommendation to the Boards, and the Boards’ approval, took into account fees paid to directors of comparable larger financial institutions, and the more than doubling of our assets and significantly increased breadth and complexity of our business with the addition of multiple new business lines that will result from our pending merger with CIT. Those factors are expected to increase the scope of the duties and responsibilities of, and commitment of time required from, our directors going forward.

Description	Amount (1)
	2020	2021

Annual retainer paid to each director	$140,000	$200,000

Annual retainer paid to the Chairman of our Compensation, Nominations and Governance Committee	20,000	30,000

Annual retainer paid to the Chairman of our Risk Committee	20,000	30,000

Annual retainer paid to the Chairman of our Audit Committee	20,000	30,000

Annual retainer paid to our Audit Committee Financial Expert	32,500	27,500

Annual retainer paid to our Lead Independent Director	25,000	35,000
(1)

Under the 2020 fee schedule, directors did not receive separate fees for attendance at meetings of the Board of Directors or committees of the Board held during the twelve months following our 2020 Annual Meeting, and directors will not receive meeting fees under the 2021 fee schedule. However, the Compensation, Nominations and Governance Committee is authorized to recommend implementation of meeting fees in the event circumstances result in a substantial increase in the frequency of meetings or the appointment of a special committee.

The separate annual retainers paid to Chairmen of the various committees, to the Audit Committee Financial Expert, and to the Lead Independent Director are in recognition of the additional time, duties and responsibilities required by those positions.

TRANSACTIONS WITH RELATED PERSONS

Our Policy

Our Board of Directors has adopted a written policy under which our Audit Committee, on an ongoing basis, reviews and approves certain transactions, arrangements or relationships in which we or FCB, or any of our or FCB’s subsidiaries, are a participant and in which any of our “related persons” has a material interest. Our related persons include our directors, nominees for election as directors, executive officers, beneficial owners of more than 5% of a class of our voting stock, and members of the immediate family of one of those persons.

Except as described below, the policy covers:

●

transactions, arrangements or relationships, or series of transactions, arrangements or relationships, in which we or FCB, or any of our or FCB’s subsidiaries, are or will be a participant and in which the dollar amount involved exceeds or will exceed an aggregate of $120,000 (including all periodic installments in the case of any agreement which provides for periodic payments) and in which one of our related persons has or will have a direct or indirect material interest (in general, transactions that are required to be disclosed in our proxy statements under rules of the SEC); and

●

charitable contributions or gifts, or series of charitable contributions or gifts (whether in cash or in-kind in the form of property or services), by us or FCB, or any of our or FCB’s subsidiaries, to any charitable or other non-profit organization in which a related person is a director or executive officer (other than a non-management director or advisory director) or is known to have some other material relationship and in which the aggregate dollar amount involved exceeds or will exceed (including periodic installments, and all other such contributions made during the same year) the greater of $200,000 or 5% of that organization’s gross revenues for the current year.

The transactions covered by the policy generally include loans, but the policy does not cover loans made by FCB in the ordinary course of its business and, if subject to banking regulations relating to “insider loans,” in conformity with those regulations, and that are made on substantially the same terms as those prevailing at the time for comparable loans with unrelated persons, do not involve more than a normal risk of collectability or present other unfavorable features, and are not disclosed as nonaccrual, past due, restructured or potential problem loans. The policy also does not cover compensation paid to our executive officers, or to an immediate family member of a related person, that has been reviewed and approved, or recommended to our Board of Directors for approval, by our Compensation, Nominations and Governance Committee. Transactions and relationships in the ordinary course of FCB’s business involving its provision of services as a depositary of funds, or other banking or financial services or customer relationships, are not required to be approved by the Audit Committee. However, it has directed FCB’s Chief Compliance Officer to review and monitor those transactions and relationships with our related persons on an ongoing basis and make periodic reports to the Committee.

Individual transactions under ongoing relationships in which we or FCB regularly obtain products or services from, or provide services to, related persons in connection with our business operations are not required to be separately approved. Rather, the Committee approves the entry into any new relationships and then monitors those relationships on an ongoing basis. Similarly, in the case of the ongoing relationships described below under the caption “Related Person Transactions During 2020” under which FCB has provided various business services to the named banks, the Committee approves the entry into any new service agreement, or the renewal of any existing agreement. However, during the terms of the agreements, the Committee is not required to pre-approve the periodic addition, deletion or modification of services, or pricing or other changes, under the agreements. FCB’s Chief Compliance Officer reviews and evaluates all such proposed individual changes and reports those actions to the Committee, and the Committee then may approve, modify or rescind any such change.

In its review of related person transactions or charitable gifts, the policy provides that the Committee should exercise independent judgment and should not approve any proposed transaction or charitable gift unless and until it has concluded to its satisfaction that the transaction or gift:

●	has been or will be agreed to or engaged in on an arm’s-length basis;

●	is or will be on terms that are fair and reasonable to us or FCB; and

●	is in our or FCB’s best interests.

Related Person Transactions During 2020

FCB has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its and our current directors, nominees for director, executive officers, principal shareholders, and other related persons. All loans included in those transactions during 2020 were made in the ordinary course of FCB’s business on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time the loans were made for comparable transactions with persons not related to us or FCB, and those loans did not involve more than the normal risk of collectability or present other unfavorable features. On December 31, 2020, the aggregate outstanding balance of loans and leases to our and FCB’s directors and officers and business and other entities they control was approximately $117,000 and FCB had an aggregate of approximately $2.6 million in unfunded loan commitments to those persons (in each case exclusive of outstanding and available balances on credit card lines of $15,000 or less, overdraft checking lines of $5,000 or less and intercompany extensions of credit between FCB and our company).

FCB serves as trustee of the pension and Section 401(k) plans of The Fidelity Bank (“Fidelity”) and Southern Bank and Trust Company (“Southern”), issues credit cards to Southern’s customers under which extensions of credit are made to customers by and repaid directly to FCB, provides Southern with a $300,000 line of credit to give Southern limited discretionary credit override authority on credit card lines, and issues business credit cards to Southern’s employees under an aggregate credit line of $2 million that may be used only for employee business-related expenses and on which payments of outstanding balances are due monthly. Amounts billed to Fidelity and Southern for all services provided to them during 2020 totaled approximately $224,037 and $502,302, respectively. Hope H. Bryant, our Vice Chairwoman, currently serves as a director of both Fidelity and Southern and their respective parent companies, and she and members of her family, including our Chief Executive Officer, Frank B. Holding, Jr., and our President, Peter M. Bristow, are principal shareholders of the parent companies of those banks. As a result, we historically have considered transactions with Fidelity and Southern to be covered by the Board’s transaction approval policy, and our Audit Committee reviews and approves FCB’s new service agreements, and monitors FCB’s ongoing relationships, with each of Fidelity and Southern. Under our policy, individual transactions under, or changes (such as changes in services or pricing) in, those service agreements are reviewed and evaluated by FCB’s Chief Compliance Officer and reported to the Committee. The Committee’s normal review and approval process will continue to apply to any relationships or transactions with Fidelity or Southern.

Our Board of Directors periodically authorizes our purchase of outstanding shares of our Class A Common on the open market or in private transactions. During August 2019, the Audit Committee approved the purchase, pursuant to those Board repurchase authorizations, of up to an aggregate of 250,000 shares from Ella Ann Holding, as trustee of her revocable trust, in one or more transactions effected on or before April 30, 2020, at prices determined based on market prices in the manner provided in the Committee’s approval. Mrs. Holding is the mother of our Chief Executive Officer, Frank B. Holding, Jr., and our Vice Chairwoman, Hope H. Bryant. Following the Committee’s approval, during 2019 and 2020 we purchased a total of 145,000 shares from Mrs. Holding’s trust, including a purchase of 45,000 shares during February 2020 at a per share price of $485.66. In approving the purchase of shares, the Audit Committee consulted with independent legal counsel, which assisted the Committee in its analysis of the proposed transactions and its determination of the terms of purchases from Mrs. Holding’s trust. The Committee concluded that the specified terms of the proposed purchases were fair and reasonable to us.

In up-fitting new office spaces and refurbishing existing spaces in the ordinary course of FCB’s business, among other interior decorating firms FCB uses the services of Claire Bristow Interiors, which is owned and operated by Claire H. Bristow, one of our principal shareholders who is the spouse of our President, Peter M. Bristow, and the sister of our Chief Executive Officer, Frank B. Holding, Jr., and our Vice Chairwoman, Hope H. Bryant. Mrs. Bristow’s firm provides services to FCB at a below-market rate and acquires furnishings and fixtures for FCB at wholesale or discounted prices. During 2020, FCB paid an aggregate of $26,261 for the firm’s services (including fees, expenses and sales taxes) and an aggregate of $170,888 for furnishings and fixtures (including shipping costs) purchased through the firm. The Audit Committee reviews and approves FCB’s relationship with Mrs. Bristow’s firm annually.

FCB leases excess space in one of its branch offices to Twin States Farming, Inc. on a month-to-month basis. Olivia B. Holding, one of our principal shareholders and the sister of our Chief Executive Officer, Frank B. Holding, Jr., and Vice Chairwoman, Hope H. Bryant, and Mrs. Bryant are officers and directors of the lessee, and substantially all of the lessee’s capital stock is owned by members of the Holding family. Monthly rent under the lease agreement currently is $1,677 and increases annually by 2.5%. When the lease was last renewed in 2019, a real estate brokerage firm was engaged to assess the fair market rental rate for the space. If the lease continues in effect after five years, the rental rate will be adjusted based on a new assessment of fair market rental and thereafter will continue to increase annually as provided above. Either FCB or the lessee may terminate the lease at any time upon advance written notice.

In disposing of surplus and foreclosed properties it holds in its various banking markets across the country, FCB regularly lists properties for sale with a number of real estate brokerage firms. During 2020, FCB listed two properties located in Wake County, N.C., with the Raleigh, N.C. office of Lee & Associates, a national brokerage firm, at listing prices of $1,495,000 and $550,000, respectively. The listing broker at that firm is James Bailey who is the son-in-law of our Chief Executive Officer, Frank B. Holding, Jr. The terms of the listing agreements with Lee & Associates, including the sales commission of 6%, are no less favorable to FCB than the terms of FCB’s listing agreements with other brokers.

Additional information regarding related person transactions is contained under the caption “EXECUTIVE COMPENSATION –Compensation Committee Interlocks and Insider Participation.”

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

Directors and Executive Officers

The following table describes the beneficial ownership of our Class A Common and Class B Common on the Record Date by our current directors, nominees for election as directors, and our NEOs whose compensation is disclosed in the Summary Compensation Table above, individually, and by all of our current directors and executive officers as a group. For purposes of the table, we consider a director or executive officer to “beneficially own” shares held in his or her name, or in the name of any other person or entity, if the director or officer either directly, or indirectly through some agreement, arrangement, understanding or relationship, has or shares the right to vote or dispose of the shares, or to direct the voting or disposition of the shares. As a result, the same shares may be “beneficially owned” by more than one person. As described in footnotes to the table, portions of the shares listed as beneficially owned by certain of the directors and executive officers in the table also are listed as beneficially owned by others named in the table. However, those shares are only counted once in the total numbers of shares beneficially owned by all directors and executive officers as a group.

	Beneficial Ownership
	Class A Common			Class B Common			Depositary Shares
Name of Beneficial Owner (1)	Number of Shares		Percentage of Class (2)	Number of Shares		Percentage of Class (2)	Number of Shares	Percentage of Class (2)	Percentage of Total Votes (2)

John M. Alexander, Jr.	1,227		0.01%	68		0.01%	-0-	—	0.01%

Victor E. Bell III	11,238	(3)	0.13%	4,925	(3)	0.49%	-0-	—	0.36%

Peter M. Bristow	526,840	(4)	5.98%	113,835	(4)	11.32%	41,285	0.30%	9.43%

Hope H. Bryant	599,525	(5)	6.80%	149,846	(5)	14.91%	47,500	0.34%	12.04%

H. Lee Durham, Jr.	700		0.01%	100		0.01%	3,000	0.02%	0.01%

Daniel L. Heavner	640		0.01%	-0-		—	-0-	—	*

Frank B. Holding, Jr.	630,631	(6)	7.16%	171,146	(6)	17.03%	35,500	0.26%	13.53%

Robert R. Hoppe	280		*	-0-		—	-0-	—	*

Floyd L. Keels	112		*	-0-		—	600	*	*

Robert E. Mason IV	350		*	200		0.02%	-0-	—	0.01%

Robert T. Newcomb	750		0.01%	-0-		—	6,000	0.04%	*

Craig L. Nix	376	(7)	*	-0-		—	-0-	—	*

Jeffery L. Ward	200		*	-0-		—	4,000	0.03%	*

All current directors and executive Officers as a group (19 persons)	1,722,643	(8)	19.55%	403,395	(8)	40.13%	102,385	0.74%	32.85%
(1)	Each individual’s business address is 4300 Six Forks Road, Raleigh, NC 27609.
(2)

“Percentage of Class” reflects each individual’s and the group’s listed shares as a percentage of the total number of outstanding shares of that class of stock on the Record Date. “Percentage of Total Votes” reflects the aggregate votes represented by each individual’s and the group’s listed shares of Class A Common and Class B Common as a percentage of the aggregate votes represented by all outstanding shares of our voting securities on that date. An asterisk indicates less than .01%. Depositary Shares do not have voting rights and do not affect the percentages of total votes.

(3)

Includes an aggregate of 10,132 shares of Class A Common and 4,925 shares of Class B Common held by various entities and as to which shares Mr. Bell may be considered to exercise shared voting and investment power.

(4)	Mr. Bristow’s beneficial ownership is described in the table and footnotes below under the caption “Principal Shareholders.”
(5)	Mrs. Bryant’s beneficial ownership is described in the table and footnotes below under the caption “Principal Shareholders.”
(6)	Mr. Holding’s beneficial ownership is described in the table and footnotes below under the caption “Principal Shareholders.”
(7)	Includes 376 shares of Class A Common as to which Mr. Nix may be considered to exercise shared voting and investment power.
(8)

In the aggregate, individuals included in the group may be considered to exercise shared voting and investment power as to 542,369 shares of Class A Common and 140,447 shares of Class B Common; and shared investment power only as to 76,285 shares of our Depositary Shares. As described in the table and footnotes below under the caption “Principal Shareholders,” certain shares are included in the numbers of shares listed in the table above for each of Mrs. Bryant and Mr. Holding, but they are included only once in the total shares listed for the group.

Hedging Policy

Our hedging policy prohibits our directors and executive officers from hedging any shares of our common stock. For purposes of the prohibition, a “hedge” means any financial instrument, derivative transaction or trading strategy designed to hedge or offset any decrease in the market value of our stock, such as a covered call, collar, prepaid variable forward sale contract, equity swap, exchange fund or similar transaction.

Pledging Policy

General Prohibition on Pledging by Directors and Officers. Our pledging policy generally prohibits any director or executive officer from pledging any shares of our common stock that he or she owns and controls. However, pledges that existed on the date the policy was originally adopted in 2014 are “grandfathered” and those shares may continue to be pledged until they are finally released pursuant to those pledge arrangements (as those arrangements may be amended, extended or modified). However, the pledging policy provides that those grandfathered pledges be reviewed at least annually by our Boards’ Audit Committee.

Criteria and Process For Granting Exceptions. The policy permits our Audit Committee to grant an exception to the pledging policy to a director or executive officer who desires to pledge shares of our common stock if the Committee determines to its satisfaction that the proposed pledge arrangement is not reasonably likely to pose a material risk to our company and the market for our common stock.

In making its determination on a request for an exception, the policy provides that the Committee shall consider factors that it considers relevant, which may include:

●	historical information regarding existing and prior pledge arrangements;

●	the number of pledged shares, including in relation to:

●	the total number of outstanding shares of our common stock;

●	the total number of shares held by the director or executive officer; and

●	the director’s or executive officer’s total assets;

●	the market value, volatility and trading volume of our common stock;

●	the financial capacity of the director or executive officer to repay the loan without resort to the pledged stock;

●	the loan-to-value ratio in the proposed pledge arrangement;

●	the nature of any other collateral in the proposed pledge arrangement;

●	the material terms of the proposed pledge arrangement; and

●	the procedural safeguards to foreclosure, such as notice periods and the ability to substitute collateral.

The policy requires a director or executive officer requesting an exception to submit the request in writing, with information addressing the factors listed above, and to supply any supporting documentation the Audit Committee requests. A request for an exception must be submitted with sufficient advance notice to enable the Committee to fully consider the request.

No Pledging of Equity Compensation Shares. Our pledging policy prohibits the Audit Committee from approving an exception for a pledge of shares granted to a director or executive officer as compensation. While we currently have no equity-based compensation plans under which directors or executive officers receive compensation in the form of shares of our common stock, the prohibition would apply to any future grants.

Monitoring of Pledging Arrangements. The policy provides that the Audit Committee will review all outstanding pledging arrangements annually (or more frequently where circumstances warrant). As of the date of this proxy statement, the only outstanding pledging arrangements are the grandfathered pledges.

If the Audit Committee determines, based on any new facts or changed circumstances, that the continuation of any pledge arrangement established through an exception (which does not include the grandfathered pledges) is reasonably likely to pose a material risk to us and the market for our common stock, then the Committee or its designee and the director or executive officer will work cooperatively (i) to modify the arrangement or take other action to mitigate or eliminate the risk, or (ii) where mitigation is not reasonably possible, to terminate the arrangement as soon as reasonably practicable.

Grandfathered Pledges Pose No Material Risk. The Audit Committee has reviewed all grandfathered pledge arrangements that existed as of December 31, 2020. Based on its review and analysis, the Committee concluded that the pre-existing grandfathered pledge arrangements of certain members of the Holding family who are directors and officers – Frank B. Holding, Jr., Hope H. Bryant and Peter M. Bristow – are not reasonably likely to pose a material risk to our company or the market for our common stock. Specifically, the Committee concluded that the risk of foreclosure and a resulting forced sale of common stock on the market that would result in a sudden and immediate decline in our stock price is remote based on, among other factors, the number of shares pledged, the net worth of the pledgors and the fact that the loan-to-stock value ratio in each of the grandfathered pledges was and remains very low.

Audit Committee’s Rationale for the Policy. In formulating the policy and recommending it to the Board, the Audit Committee considered the ownership structure of our company, including the fact that members of the Holding family own shares which, in the aggregate, currently amount to more than 50% of the outstanding voting power of our stock. As a result of our ownership structure, FCB is one of the largest family-controlled banks in the United States. As described in this proxy statement under the headings “CORPORATE GOVERNANCE” and “COMMITTEES OF OUR BOARDS,” despite our ownership structure we adhere to Nasdaq’s governance requirements for non-controlled companies, including having a board consisting of a majority of independent directors, independent compensation and nominating committees, and approval of all related person transactions by our Audit Committee, which consists solely of independent directors.

The Audit Committee believes that our pledging policy is reasonable for a company with our ownership structure and that pledges of our stock permitted under the policy will not pose a material risk to our company or our shareholders.

Existing Pledge Arrangements. The following table lists the numbers of shares of our Class A Common and Class B Common beneficially owned by Mr. Holding, Mrs. Bryant and Mr. Bristow that are subject to grandfathered pledge arrangements on the date of this proxy statement.

Name of Beneficial Owner	Number of Class A Common pledged shares	Number of Class B Common pledged shares

Frank B. Holding, Jr.	111,716	95,961

Hope H. Bryant	142,712 (1)	-0- (1)

Peter M. Bristow	30,000	-0-
(1)

The change in the numbers of pledged Class A Common and Class B Common shares as compared to the numbers listed for Mrs. Bryant in our prior year’s proxy statement resulted from an exchange of Class A Common shares for Class B Common shares under an existing pledge arrangement. There has been no change in the aggregate number of pledged shares of both classes of stock.

Principal Shareholders

The following table lists persons who we believe owned, beneficially or of record, 5% or more of our Class A Common or Class B Common on the Record Date. Similar to the director and executive officer table above, we consider a person to “beneficially own” shares held in the person’s name, or in the name of any other shareholder, if the person either directly, or indirectly through some agreement, arrangement, understanding or relationship, has or shares the right to vote or dispose of the shares, or to direct the voting or disposition of the shares. As a result, the same shares may be “beneficially owned” by more than one person. As described in footnotes to the table, portions of the shares listed as beneficially owned by certain of the individuals in the table also are listed as beneficially owned by other individuals named in the table.

	Beneficial Ownership
	Class A Common			Class B Common			Depositary Shares
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class (1)	Number of Shares		Percentage of Class (1)	Number of Shares	Percentage of Class (1)	Percentage of Total Votes (1)

Carson H. Brice P.O. Box 1417 Smithfield, NC 27577	506,795	(2)	5.75%	117,523	(2)	11.69%	-0-	—	9.59%

Claire H. Bristow P. O. Box 1417 Smithfield, NC 27577	526,840	(3)	5.98%	113,835	(3)	11.32%	41,285	0.30%	9.43%

Peter M. Bristow 4300 Six Forks Road Raleigh, NC 27609	526,840	(4)	5.98%	113,835	(4)	11.32%	41,285	0.30%	9.43%

Hope H. Bryant 4300 Six Forks Road Raleigh, NC 27609	599,525	(5)	6.80%	149,846	(5)	14.91%	47,500	0.34%	12.04%

Frank B. Holding, Jr. 4300 Six Forks Road Raleigh, NC 27609	630,631	(6)	7.16%	171,146	(6)	17.03%	35,500	0.26%	13.53%

Olivia B. Holding P. O. Box 1352 Smithfield, NC 27577	712,667	(7)	8.09%	168,309	(7)	16.74%	57,500	0.42%	13.68%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	458,768	(8)	5.21%	—		—	—	—	0.02%

Wellington Management Group LLC c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	477,366	(9)	5.42%	—		—	—	—	1.70	% (9)
(1)

“Percentage of Class” reflects each individual’s or entity’s listed shares as a percentage of the total number of outstanding shares of that class of stock on the Record Date. “Percentage of Total Votes” reflects the aggregate votes represented by each individual’s or entity’s listed shares of Class A Common and Class B Common with respect to which the individual or entity reports having sole or shared voting power, as a percentage of the aggregate votes represented by all outstanding shares of our voting securities on that date. Depositary Shares do not have voting rights and do not affect the percentages.

(2)

Mrs. Brice may be considered to exercise shared voting and investment power with respect to 367 of the listed shares of Class A Common and 563 of the listed shares of Class B Common which are held by her spouse. She disclaims beneficial ownership of an aggregate of 86,330 shares of Class A Common and 4,061 shares of Class B Common held by a family member as trustee in irrevocable trusts for the benefit of her children; an aggregate of 50,226 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations and 35,500 shares of Non-Voting Depositary Shares held by three charitable foundations, of which she serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,324 shares of Class B Common and 398,945 shares of Non-Voting Depositary Shares held by certain corporations of which Mrs. Brice and/or her spouse are shareholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(3)

Mrs. Bristow may be considered to exercise shared voting and investment power with respect to 105,951 of the listed shares of Class A Common and 28,638 of the listed shares of Class B Common, which are held by her spouse, Peter M. Bristow, individually, or for family members or other persons, or by entities that he may be deemed to control, shared voting power only with respect to 6,004 of the listed shares of Class A Common and 78 of the listed shares of Class B Common held by trusts for unrelated persons; and shared investment power with respect to 12,152 of the listed shares of Class A Common held as co-trustee of a trust. All listed shares also are listed as beneficially owned by her spouse. Mrs. Bristow disclaims beneficial ownership of 30,698 shares of Class A Common and 4,379 shares of Class B Common held by her adult children, 3,231 shares of Class A Common, 200 shares of Class B Common and 22,000 shares of Non-Voting Depositary Shares held by charitable foundations of which she serves as a director, and an aggregate of 479,889 shares of Class A Common, 28,324 shares of Class B Common and 398,945 shares of Non-Voting Depositary Shares held by certain other corporations of which Mrs. Bristow and/or her spouse are shareholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.
(4)

Mr. Bristow may be considered to exercise shared voting and investment power with respect to 429,993 of the listed shares of Class A Common and 87,309 of the listed shares of Class B Common held by or for his spouse, Claire H. Bristow and by his child, and sole voting power only with respect to 6,004 shares of Class A Common and 78 of the listed shares of Class B Common held by trusts for unrelated persons and shared investment power only with respect to 41,285 of the listed shares of Non-Voting Depositary Shares held by or for his spouse. All listed shares also are listed as beneficially owned by his spouse. Mr. Bristow disclaims beneficial ownership of an aggregate of 30,698 shares of Class A Common and 4,379 shares of Class B Common held by his adult children, 3,231 shares of Class A Common, 200 shares of Class B Common and 22,000 shares of Non-Voting Depositary Shares held by charitable foundations of which his spouse serves as a director, and an aggregate of 479,889 shares of Class A Common, 28,324 shares of Class B Common and 398,945 shares of Non-Voting Depositary Shares held by certain other corporations of which Mr. Bristow and/or his spouse are shareholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for him in the table.

(5)

Mrs. Bryant may be considered to exercise shared voting and investment power with respect to 93,282 of the listed shares of Class A Common and 46,680 of the listed shares of Class B Common, which are held jointly, by family members or other persons, or by corporations or other entities that she may be deemed to control, and sole voting power only with respect to 1,494 of the listed shares of Class A Common and 255 shares of Class B Common held by a trusts for unrelated persons. The listed shares include an aggregate of 50,226 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations and 35,500 shares of Non-Voting Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Ms. O. Holding and Mr. F. Holding, Jr., and an aggregate of 13,357 shares of Class A Common and 1,555 shares of Class B Common held by two business entities which also are listed as beneficially owned by Ms. O. Holding. Mrs. Bryant disclaims beneficial ownership of an aggregate of 59,179 shares of Class A Common and 24,372 shares of Class B Common held by her adult children and by revocable trusts for the benefit of her children, an aggregate of 292,063 shares of Class A Common, 22,619 shares of Class B Common and 398,945 shares of Non-Voting Depositary Shares held by two corporations of which Mrs. Bryant is a shareholder and a director, but not an officer, and 174,469 shares of Class A Common and 4,150 shares of Class B Common held by a corporation of which Ms. Bryant is a shareholder but does not serve as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(6)

Mr. F. Holding, Jr. may be considered to exercise shared voting and investment power with respect to 58,812 of the listed shares of Class A Common and 38,258 of the listed shares of Class B Common which are held jointly, by family members or other persons, or by corporations or other entities that he may be deemed to control. The listed shares include an aggregate of 50,226 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations and 35,500 shares of Non-Voting Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Mrs. Bryant and Ms. O. Holding. Mr. F. Holding, Jr. disclaims beneficial ownership of an aggregate of 49,512 shares of Class A Common and 55,789 shares of Class B Common held by his adult children and trustees of irrevocable trusts for the benefit of his adult children, and an aggregate of 479,889 shares of Class A Common 28,324 shares of Class B Common and 398,945 shares of Non-Voting Depositary Shares held by certain other corporations of which Mr. Holding and/or his spouse are shareholders but of which neither he nor his spouse serve as a director or officer. Those disclaimed shares are not included in the shares listed for him in the table.

(7)

Ms. O. Holding may be considered to exercise shared voting and investment power with respect to 63,583 of the listed shares of Class A Common; 38,280 of the listed shares of Class B Common; shared investment power only with respect to 12,152 of the listed shares of Class A Common held as co-trustee; and shared investment power only with respect to 35,5000 of the listed shares of Non-Voting Depositary Shares which are held jointly, by family members or other persons, or by corporations or other entities that she may be deemed to control. The listed shares include 50,226 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations and 35,5000 shares of Non-Voting Depositary Shares held by three charitable foundations all of which also are listed as beneficially owned by Mr. F. Holding, Jr. and Mrs. Bryant; and an aggregate of 13,357 shares of Class A Common and 1,555 shares of Class B Common held by two business entities which also are listed as beneficially owned by Mrs. Bryant. Ms. Holding disclaims beneficial ownership of an aggregate of 466,532 shares of Class A Common, 26,769 shares of Class B Common and 398,945 shares of Non-Voting Depositary Shares held by three corporations of which Ms. Holding is a shareholder and director. Those disclaimed shares are not included in the shares listed for her in the table.

(8)

The Vanguard Group’s Schedule 13G filed with the SEC indicates that it has sole dispositive power with respect to 449,286 shares, shared dispositive power with respect to 9,482 shares, sole voting power with respect to no shares, and shared voting power with respect to 4,456 shares.

(9)

Wellington Management Group LLP’s Schedule 13G filed with the SEC jointly with Wellington Group Holdings LLP (“WGH”), Wellington Investment Advisors Holdings LLP (“WIAH”) and Wellington Management Company LLP, indicates that (a) it has sole dispositive power with respect to no shares, shared dispositive power with respect to 477,366 shares, sole voting power with respect to no shares, and shared voting power with respect to 422,449 shares, (b) it is the parent holding company of certain holding companies and the Wellington Investment Advisors named therein, (c) WIAH controls, directly or indirectly through WGH, the Wellington Investment Advisors, (d) WIAH is owned by Wellington Group Holdings LLP, which is owned by Wellington Management Group LLP, and (e) the listed shares are owned of record by clients of the Wellington Investment Advisors.

Delinquent Section 16(a) Reports

Our directors, executive officers and principal shareholders are required by federal law to file reports with the SEC regarding the amounts of and changes in their beneficial ownership of our Class A Common, Class B Common and Depositary Shares. Based on our review of copies of those reports, our proxy statements are required to disclose failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during previous years. It has come to our attention that, during 2020, one report by each of Peter M. Bristow and his wife, Claire H. Bristow, was filed late to report a purchase of Depositary Shares initiated without their knowledge by an investment manager for Mrs. Bristow’s account, and two reports by each of Hope H. Bryant and Olivia B. Holding were filed late to report two purchases of Depositary Shares by a corporation for which they serve as directors (but whose shares Mrs. Bryant and Ms. Holding disclaim beneficial ownership).

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”), and rules adopted by the SEC under the Act, at least once every three years we are required to give our shareholders an opportunity to vote, on a non-binding advisory basis, on a resolution (a “say-on-pay” resolution) to approve the compensation of our NEOs, whose compensation we are required by the SEC’s rules to disclose in our Annual Meeting proxy statements. Our Board has submitted a say-on-pay resolution to our shareholders at each of our Annual Meetings since 2011, and our shareholders have overwhelmingly approved those proposals, in each case with over 98% of the votes entitled to be cast on each proposal with respect to shares present in person or represented by proxy, and which were voted or abstained at each meeting, being cast for approval.

Another say-on-pay resolution will be submitted for voting by our shareholders at the 2021 Annual Meeting. In connection with that proposal, the following resolution will be submitted for voting:

“RESOLVED, that the shareholders of First Citizens BancShares, Inc. (“BancShares”) hereby approve, on a non-binding advisory basis, the compensation paid or provided to BancShares’ named executive officers, as that compensation has been disclosed in BancShares’ proxy statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including BancShares’ Compensation Discussion and Analysis, compensation tables, and the narrative discussion contained in the proxy statement.”

The vote on the resolution is not intended to address any specific element of executive compensation. Rather, the vote will relate generally to the compensation described in this proxy statement that was paid or provided for 2020 to our NEOs listed in the Summary Compensation Table above under the heading “EXECUTIVE COMPENSATION.” Under the Act and the SEC’s rules, the vote will be advisory in nature and will not be binding on our Boards or our Compensation, Nominations and Governance Committee, and it will not overrule or affect any previous action or decision by the Boards or Committee or any compensation previously paid or awarded. Neither will it obligate the Boards or Committee to any particular course of future action, nor create or imply any additional duty on the part of the Boards or Committee. However, our Boards and the Committee value the opinion of our shareholders and, in making future decisions on the compensation of our NEOs, will consider the voting results on the resolution and evaluate whether any actions are necessary to address any shareholder concerns.

Our executive compensation philosophy and components are described in more detail in this proxy statement under the headings “COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION.” As discussed in those sections, our Boards and Compensation, Nominations and Governance Committee attempt to align our executive officers’ compensation with our long-term business philosophy and to achieve our objectives of:

●	rewarding sustained long-term performance and long-term loyalty;

●

balancing business risk with sound financial policy and shareholders’ interests, and aligning the interests of our executive officers with the long-term interests of our shareholders by encouraging growth in the value of our company and our shareholders’ investments;

●	enabling us to attract, motivate and retain qualified executive officers; and

●	providing compensation to our executive officers that is competitive with comparable financial services companies.

Consistent with that philosophy, our 2020 executive compensation program was primarily composed of the following elements:

●	competitive base salaries;

●

performance-based long-term incentive awards payable in cash which may be earned based on the extent of growth in the tangible book value per share of our common stock plus cumulative dividends paid on the stock during stated three-year performance periods;

●

retirement benefits in the form of defined benefit pension plans (for officers hired on or before specified dates during 2007), matching contributions to legacy and enhanced Section 401(k) defined contribution plan accounts, and additional profit-sharing contributions to enhanced Section 401(k) plan accounts;

●	individual non-qualified separation from service agreements with certain of our executive officers; and

●	limited personal benefits (or “perquisites”) for certain of our executive officers.

We do not have employment agreements with any of our current NEOs, nor have we provided them with any equity-based compensation (such as stock options or stock awards) or do we have any arrangements with them under which compensation would be paid to them, or the vesting of any of their benefits would be accelerated, as a result of a change in control of our company or FCB.

We believe the Committee’s and the Boards’ focus on performance-based compensation, including the increasing portion of our executive officers’ compensation that is composed of variable incentive compensation, have enhanced our pay and performance alignment. We are committed to maintaining a strong executive compensation governance framework with continuing monitoring, oversight and mitigation of compensation risks, and a compensation program that is both fair and effective for both our executives and our shareholders alike and aligned with the central objective of our strategic plan, which is to build the long-term value of our company and our shareholders’ investments.

Our Board of Directors believes that our executive compensation policies and practices are aligned with our shareholders’ long-term interests, and it unanimously recommends that you vote “FOR” Proposal 2.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares present in person or represented by proxy at the Annual Meeting must be cast in favor of the proposal.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

Appointment of Independent Accountants

Our Audit Committee engaged KPMG LLP as our independent accountants to audit our consolidated financial statements for 2021, and approved the terms of its engagement, on February 24, 2021. KPMG LLP will replace Dixon Hughes Goodman LLP which audited our financial statements for 2020 and was dismissed as our independent accountants on February 24, 2021. It had served as our independent accountants since 2004. The change in accountants was approved by the Audit Committee following a competitive proposal process.

The Audit Committee continuously reviews our independent accountants’ performance and independence. In connection with the Committee’s selection of our independent accountants for 2021, the Committee considered and discussed, among other factors:

●

the projected increased size and complexity of our business following our pending merger with CIT and the impact of the merger on our financial statements and internal control over financial reporting;

●

Dixon Hughes Goodman LLP’s tenure and performance as our independent accountants and its familiarity with our operations, accounting policies and practices, and internal control over financial reporting, and perceived benefits we would derive by retaining Dixon Hughes Goodman LLP as our independent accountants;

●

CIT’s current independent accountants’ tenure and performance, and its familiarity with CIT’s operations, accounting policies and practices, and internal control over financial reporting, and perceived benefits we would derive by appointing that firm as our independent accountants;

●	without regard to familiarity with our or CIT’s respective businesses, perceived benefits that may be derived from a periodic change in independent accountants;

●

the expertise of each of the accounting firms that made proposals in the banking industry, and the Committee’s perception of their respective capabilities in handling issues related to financial institutions and, more specifically, to larger financial institutions with complex businesses;

●	the knowledge and experience of the accounting firms’ respective lead audit partners and other key members proposed to be assigned to our audit service team;

●	recent reports of the Public Company Accounting Oversight Board’s inspections of the accounting firms;

●	the Committee’s perception of, and the accounting firms’ statements regarding, their respective independence; and

●	the proposed fees of the accounting firms.

In order to maintain their independence with respect to their audit clients, the SEC’s rules require the partners of public accounting firms who are assigned as “lead audit partners” for audits of public companies to be subject to a mandatory rotation policy. As a result, a partner in our accounting firm may not serve as lead audit partner for the firm’s audit of our financial statements for more than five consecutive years. Our Audit Committee does not approve or disapprove the accounting firm’s assignment of a particular partner as lead audit partner, or its assignment of other members of the firm to its audit team, for audits of our financial statements. However, in connection with the Audit Committee’s selection of our independent accountants each year, the Committee meets with the proposed lead audit partner, considers the partner’s experience and performance on previous audits and any experience of the Committee with the partner, and seeks and considers the views of our executive management. The Committee then communicates its views regarding that partner to management of the accounting firm.

In connection with Dixon Hughes Goodman LLP’s audits of our financial statements during the two years ended December 31, 2020 and 2019, and through the date of the Committee’s action dismissing Dixon Hughes Goodman LLP, there have been no (a) disagreements with Dixon Hughes Goodman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Dixon Hughes Goodman LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements, or (b) any “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

Dixon Hughes Goodman LLP’s audit reports on our consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2020 contained a paragraph explaining that we changed our method of accounting for credit losses effective January 1, 2020 due to the adoption of Accounting Standards Codification Topic 326 Financial Instruments – Credit Losses.

During 2020 and 2019, and through the date of the Committee’s action engaging KPMG LLP, neither we, nor anyone on our behalf, consulted with KPMG LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or (b) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with its selection of KPMG LLP as our independent accountants for 2021, the Audit Committee received the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Committee concerning its independence. Based on its evaluation, the Audit Committee believes that KPMG LLP is independent and that it is in our and our shareholders’ best interests to appoint KPMG LLP as our independent accountants for 2021.

The Audit Committee’s charter gives it the responsibility and authority to select and appoint our independent accountants each year and to approve their fees and the terms of the engagement under which they provide services to us. Our shareholders are not required by our Bylaws or the law to ratify the Committee’s selection. However, we will submit a proposal for shareholders to ratify the appointment of KPMG LLP at the Annual Meeting to allow shareholders to be heard in that selection process. The outcome of voting on the proposal will not be binding on the Committee. If our shareholders do not ratify the Committee’s selection, the Committee will reconsider its decision, but it could choose to reaffirm its appointment of KPMG LLP. If our shareholders ratify the Committee’s selection, the Committee could, in its discretion, appoint different independent accountants during the year if it determines that such a change would be in our best interests.

Representatives of both Dixon Hughes Goodman LLP and KPMG LLP are expected to participate remotely in our virtual Annual Meeting and be available to answer appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

Services and Fees during 2020 and 2019

Except as described below, our Audit Committee pre-approves all audit services and other services provided by our accountants. Since it is difficult to determine the exact nature and extent of the services or advice we will need during the coming year, the Committee authorizes our management to obtain non-audit services from our accountants during the year up to a prescribed cumulative amount of fees set by the Committee. Requests for advice in excess of the pre-approved amount require further Committee approval. While the entire Audit Committee generally participates in the pre-approval of services, the Committee delegates authority to its Chairman to approve requests for non-audit services beyond the pre-approved limits. Any such approval by the Chairman is communicated to the full Committee at its next regularly scheduled meeting.

As our independent accountants for 2020 and 2019, Dixon Hughes Goodman LLP provided us with various audit and other services for which we and FCB were billed or expect to be billed for fees as described below. Our Audit Committee has considered whether the provision of non-audit services by Dixon Hughes Goodman LLP during 2020 was compatible with maintaining its independence, and it believes that the provision of non-audit services by Dixon Hughes Goodman LLP during 2020 did not affect its independence.

The following table lists the aggregate amounts of fees paid to Dixon Hughes Goodman LLP for audit services for 2020 and 2019 and for other services they provided during 2020 and 2019.

Type of Fees and Description of Services	2020	2019
Audit Fees, including, for both years: audits of our consolidated financial statements, audits of internal control over financial reporting, and related attestations; reviews of our interim consolidated financial statements; audits of our broker-dealer subsidiary’s financial statements; and acquisition accounting audit procedures in connection with mergers and acquisitions; and, for 2020 only, consent procedures in connection with registration statements filed with the SEC.	$1,345,000	$1,277,000
Audit-Related Fees, including, during both years: audits of FCB’s employee benefit plans; agreed-upon procedures reports required by contracts; service organization reports on internal controls; other attest reports; and consultations regarding financial accounting standards.	277,000	238,000
Tax Fees, including, during both years: reviews of our consolidated federal and related state income tax returns; acquisition-related tax services and advice in connection with mergers; and other non-routine tax consultations; and, for 2020 only, assistance in support of certain tax positions.	438,000	167,000
All Other Fees	-0-	-0-

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares present in person or represented by proxy at the Annual Meeting must be cast in favor of the proposal.

PROPOSED NEW DIRECTORS AND EXECUTIVE OFFICERS

In connection with our pending merger with CIT Group Inc., the merger agreement provides that, upon consummation of the merger, we will expand the size of our Board of Directors by three seats and fill the resulting vacancies by appointing three current directors of CIT to serve as members of our Board of Directors. In addition, among CIT’s officers and employees who will become officers and employees of FCB, CIT’s Chairwoman and Chief Executive Officer, Ellen R. Alemany, who is one of the three CIT directors who will be appointed to our Board, also is expected to be appointed as our and FCB’s Co-Vice Chairwoman; and, it is expected that Marisa J. Harney, CIT’s current Executive Vice President and Chief Credit Officer, will be appointed as Executive Vice President and Chief Credit Officer of FCB. Ms. Alemany and Ms. Harney are expected to be designated as executive officers of our company and FCB.

The appointments of the three CIT directors as our directors, and Ms. Alemany and Ms. Harney as executive officers, are subject to consummation of the merger, which we currently expect will occur during the second quarter of 2021. Information regarding these CIT directors and executive officers is contained below.

Ellen R. Alemany. Ms. Alemany (age 65) has served as a director of CIT since 2014 and of CIT Bank, N.A. since 2015. She was named Chief Executive Officer and Chairwoman of CIT in 2016. She also serves as Chairwoman and Chief Executive Officer of CIT’s bank subsidiary, CIT Bank N.A. Prior to joining CIT, beginning in 2007, Ms. Alemany served as Head of RBS Americas (“RBS”), the management structure that oversees The Royal Bank of Scotland’s businesses in the Americas. She was named Chief Executive Officer of RBS Citizens Financial Group, Inc., a bank holding company subsidiary of RBS, in 2008 and served in both positions until she retired in 2013. During her tenure with RBS, she also was appointed as Chairman of RBS Citizens Financial Group, Inc. in 2009. Prior to her employment with RBS, Ms. Alemany was employed by Citigroup, where she served as the Chief Executive Officer for Global Transaction Services from 2006 until 2007. She joined Citigroup in 1987 and held a number of senior positions during her tenure, including Executive Vice President for the Commercial Business Group from 2003 until 2006, and President and Chief Executive Officer of CitiCapital from 2001 until 2006, and a number of executive positions in Citigroup’s Global Corporate Bank.

Ms. Alemany has served on the Board of Directors of Fidelity National Information Services, Inc., a public company, since July 2014, and she served as a director of Automatic Data Processing, Inc., from 2011 until 2016. Ms. Alemany also currently serves as a member of the boards of Center for Discovery and Partnership for New York City, as a member of the Global Board of Advisors of Operation Hope and the Advisory Board of the Mayor’s Fund to Advance New York City, and as a member of the Board of Trustees for The Conference Board.

In addition to her knowledge of and familiarity with CIT’s operations, Ms. Alemany has over 40 years of management experience in banking and financial services, including chief executive experience with a large, multinational commercial bank, as well as global financial management and regulatory experience and a record of achievement and leadership. She will bring extensive managerial and operational expertise to our Board.

Michael A. Carpenter. Mr. Carpenter (age 74) has served as a director of CIT and of CIT Bank, N.A. since May 2016. He served as Chief Executive Officer of Ally Financial, Inc. from 2009 to 2015 and as a member of its Board of Directors from 2009 to 2015. He had previously served as a director of CIT in 2009 but left his position when he joined Ally Financial, Inc. From 2002 to 2006, he was Chairman and Chief Executive Officer of Citigroup Alternative Investments, overseeing $60 billion of proprietary capital and customer funds globally. From 1998 to 2002, Mr. Carpenter was Chairman and Chief Executive Officer of Citigroup’s Global Corporate & Investment Bank, with responsibility for Salomon Smith Barney Inc. and Citibank’s corporate banking activities globally. Prior to joining Citigroup, he was Chairman and CEO of Travelers Life & Annuity and Vice Chairman of Travelers Group Inc. From 1989 to 1994, Mr. Carpenter served as Chairman of the Board, President, and CEO of Kidder Peabody Group Inc., a wholly owned subsidiary of General Electric Company. From 1986 to 1989, he was Executive Vice President of GE Capital Corporation after he had joined GE in 1983 as Vice President of Corporate Business Development and Planning. Earlier in his career, Mr. Carpenter spent nine years as Vice President and Director of the Boston Consulting Group and three years with Imperial Chemical Industries of the United Kingdom. He received a Bachelor of Science degree from the University of Nottingham, England, and an MBA from Harvard Business School. He also holds an honorary degree of Doctor of Laws from the University of Nottingham.

Mr. Carpenter currently serves as a director of AutoWeb, Inc., a public company, as a director of Rewards Network, Client 4 Life Group, Validity Capital and SVF SPONSOR III (DE) LLC, and as Chairman of Law Finance Group. He also serves as Chairman of the Board of Year Up South Florida, a not-for profit offering students a pathway to success, and he has previously served as a board member of the New York Stock Exchange, General Signal, Loews Cineplex, New York City Investment Fund, U.S. Retirement Partners, and various other private and public companies.

Mr. Carpenter will provide our Board with over 35 years of experience in executive management, finance, asset management and restructurings, as well as expertise in capital markets and capital management, key areas for certain of CIT’s financial services.

Marisa J. Harney. Ms. Harney (age 63) is proposed to be appointed as FCB’s Executive Vice President and Chief Credit Officer. She has served as Executive Vice President of CIT since May 2018 and as Chief Credit Officer since December 2016. Prior to joining CIT, Ms. Harney served as Chief Risk Officer of GE Capital Americas, with oversight of all risk activities, and as an officer of GE from August 2013 until June 2016. Prior to her employment with GE, she was employed by Bank of America, where she served as Head of Corporate Credit Risk of the Americas after performing in various roles of increasing responsibility in both the credit and risk departments. Previously, Ms. Harney served as a Senior Credit Executive for Credit Suisse First Boston and as a team leader in Chemical Bank’s and CIBC World Markets’ Media & Telecom groups. Ms. Harney also serves as a member of the Credit Risk Council for the Risk Management Association.

Ms. Harney will bring to FCB her experience and expertise in complex credit risk management, including experience in specialized industries and leveraged lending.

Vice Admiral John R. Ryan, USN (Ret.). Admiral Ryan (age 75) has served as President and Chief Executive Officer of the Center for Creative Leadership, Greensboro, North Carolina (a nonprofit educational institution focused exclusively on leadership development) since May 2007. He has served as a director of CIT since 2003 and of CIT Bank, N.A. since 2020. He was appointed as Lead Director by the Board of CIT in 2008 and by the Board of CIT Bank, N.A. in 2020. Previously, Admiral Ryan served as Chancellor of the State University of New York from 2005 to 2007, and as President of the State University of New York Maritime College from 2002 until 2005, while also serving as the Interim President of the State University of New York at Albany from 2004 until 2005. From 1998 to 2002, Admiral Ryan was Superintendent of the U.S. Naval Academy, Annapolis, Maryland. He served in the U.S. Navy from 1967 to July 2002, including as Commander of the Fleet Air Mediterranean in Naples, Italy from 1995 to 1998, Commander of the Patrol Wings for the U.S. Pacific Fleet in Pearl Harbor from 1993 to 1995, and Director of Logistics for the U.S. Pacific Command in Aiea, Hawaii from 1991 to 1993. He currently serves as Lead Director, a member of the Compensation Committee, and Chair of the Corporate Governance & Nominating Committee of Barnes & Noble Education, Inc., a public company, and he previously served as a director and member of the Audit Committee and Compensation Committee of Cablevision Systems Corporation, another public company.

Admiral Ryan will provide our Board with experienced leadership and an expertise in managing large complex organizations, primarily in academia and the military. In addition, he will provide the Board with extensive experience in corporate governance, strategic planning, logistics, talent development and succession planning. His tenure as a director, and as Lead Director, of CIT will provide our Board with the benefit of his experience in overseeing CIT’s business.

FREQUENTLY ASKED QUESTIONS ABOUT THE VIRTUAL ANNUAL MEETING

The following are some questions that you, as a shareholder, may have regarding the Annual Meeting, and brief answers to those questions. We urge you to carefully read the entire proxy statement because the information in these questions and answers does not provide all of the information that will be important to you with respect to the Annual Meeting and proposals to be voted on at the meeting.

Q.	Why will the Annual Meeting be held virtually?

A:

We are holding the Annual Meeting in a virtual format to comply with current governmental guidance regarding the COVID-19 pandemic and to protect the health and well-being of our associates, shareholders and community. There will be no physical meeting location for shareholders to attend. The only way to attend the Annual Meeting will be via the Internet.

The virtual meeting platform is designed such that record holders of our voting shares will be afforded the same rights and opportunities to participate as they would have at an in-person meeting. You will be able to attend the meeting online, vote electronically shares you hold of record, and submit written questions during the meeting.

Q:	How can I participate in the virtual Annual Meeting?

A:

To participate in the Annual Meeting remotely, go to www.virtualshareholdermeeting.com/FCNCA2021 on April 27, 2021 and enter your unique 16-digit “Control Number” which is printed on the proxy card you received with your copy of our Proxy Statement or, if you are the beneficial owner of shares held in “street name,” on the voting instruction form you received from your bank, broker or other nominee that is the record holder of your shares. The Control Number appears on the portion of your proxy card or voting instruction form that you retain.

Record holders of our voting shares who participate in the Annual Meeting remotely will be considered to be present, and shares they hold of record to be represented, “in person” at the meeting. During the Annual Meeting, you may listen to the proceedings, submit written questions and vote your shares held of record or, if your shares are held in street name, submit your voting instructions to your broker or nominee, by following the instructions available on the meeting website. A list of our shareholders of record on the February 26, 2021 Record Date for the Annual Meeting will be available on the meeting website during the meeting.

The Annual Meeting will begin at 9:00 a.m. EDT on the meeting date. However, you may begin to log in to the meeting website at 8:45 a.m. and we encourage you to do that. The virtual meeting platform will be supported across most Internet browsers and devices (including desktop and laptop computers, tablets and smart phones) running updated versions of applicable software and plugins.

Q:	What can I do if I no longer have my Control Number?

A:

If you are a record holder of shares and wish to participate in the Annual Meeting but you no longer have your Control Number, you may obtain your Control Number by accessing shareholder@broadridge.com or by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance. In you are a beneficial holder of shares held in street name and no longer have the Control Number printed on your voting instruction form, you should call your broker or other nominee.

Q:	Will there be help available if I have trouble logging in to the Annual Meeting website?

A:

Yes. If you have trouble accessing the meeting website while trying to login or during the meeting, help and technical support will be available on the day of the meeting by calling 844-986-0822 (U.S.) or 303-562-9302 (International).

Q:	Will I be able to ask questions during the virtual Annual Meeting?

A:

Yes. You may submit written questions during the meeting by following the directions on the meeting website and typing your question in the “Ask a Question” box. We will try to answer all questions, subject to time constraints. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Also, we reserve the right to edit inappropriate language and to exclude questions that are personal matters, not pertinent to meeting matters, do not comply with the meeting rules of conduct or otherwise are inappropriate.

Q:	How can I vote at the Annual Meeting?

A:	Record Holders. If your shares of our common stock are held of record in your name, you can vote at the Annual Meeting in either of the following ways.

●

You can participate in the virtual Annual Meeting remotely and, using the 16-Digit Control Number printed on your proxy card, follow the instructions on the meeting website to vote your shares during the meeting.

●

Before the meeting, you can appoint four of our directors (Hope H. Bryant, H. Lee Durham, Jr., Frank B. Holding, Jr. and Robert T. Newcomb) or any substitutes appointed by them, individually and as a group, to act as your “Proxies” to vote your shares for you at the meeting in either of the ways described below.

●	Mark your voting instructions on the proxy card enclosed with this proxy statement and sign, date and return it in the enclosed pre-addressed envelope.

●

Call 1-800-690-6903 or log on to the Internet voting website www.proxyvote.com. Have your enclosed proxy card in hand when you call or access the website. When you are prompted for your “Control Number,” enter the 16-digit number that is printed in the box on your proxy card, and then follow the instructions you will be given to instruct the Proxies on how to vote your shares.

If you are the record holder of shares of both Class A Common and Class B Common, or if you hold shares of record in different forms of your name, then you should have received two or more proxy cards, each containing a unique 16-digit Control Number for the shares represented by that proxy card. If you participate in the Annual Meeting remotely and want to vote your shares on the meeting website, you will need to vote shares represented by each card separately on the Annual Meeting website. Or, if you wish to appoint the Proxies to vote your shares, you will need to mark, sign and return all proxy cards you received or appoint the Proxies by telephone or Internet separately for shares represented by each card.

If you appoint the Proxies by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. Whether you return a proxy card or appoint the Proxies by telephone or Internet, the authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement. Even if you plan to participate in the virtual Annual Meeting, we ask that you mark your proxy card to indicate how your shares should be voted, sign and date it, and return it in the enclosed envelope, or follow the instructions above for appointing the Proxies and giving your voting instructions by telephone or Internet. Doing that will ensure that your shares will be represented and voted at the meeting.

Shares Held in “Street Name.” Only the record holders of shares of our common stock or their appointed proxies may vote those shares. As a result, if your shares are held for you in “street name” by a broker or other nominee (such as a bank or custodian), your broker or nominee (i.e., the record holder) must vote them for you, or appoint the Proxies to vote them for you, unless you make arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You may give your broker or nominee instructions for the voting of your shares held in street name in either of the following ways.

●

You can participate in the virtual Annual Meeting and, using the 16-digit Control Number printed on the voting instruction form you received from your broker or nominee with this proxy statement, follow the instructions on the meeting website to give your broker or other nominee your voting instructions.

●

Before the Annual Meeting, you can follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by completing and returning to it the voting instruction form you received from your broker or nominee with this proxy statement, or by giving voting instructions electronically as directed by your broker or nominee.

If you hold shares in more than one brokerage or nominee account, each of your brokers or nominees will have sent you a separate voting instruction form, each containing a unique 16-digit Control Number for shares held in your account that it holds. If you participate in the Annual Meeting remotely, you will need to give your brokers or nominees voting instructions for shares covered by each voting instruction form separately on the Annual Meeting website. Or, if you wish to give your brokers or nominees voting instructions before the meeting, you should mark all voting instruction forms you received and return them to your brokers or nominees.

Brokers and other such nominees typically have the discretionary authority to vote shares they hold for their customers on routine matters, such as proposals to ratify the appointment of independent accountants, when no instructions are received from beneficial owners of the shares. However, applicable rules generally prohibit brokers from voting their customers’ shares on matters designated by the rules as “non-routine” unless the beneficial owners of the shares provide voting instructions. As a result, if your shares are held by a broker, it may not vote your shares at the Annual Meeting in the election of our directors or any other non-routine matter unless you provide voting instructions. To ensure that your shares held by a broker are represented at the Annual Meeting and voted in the manner you desire, it is important that you instruct your broker as to how it should vote your shares.

Q:	Who is soliciting proxies, and who is paying solicitation expenses?

A:

Our Board of Directors is asking you to appoint the Proxies to vote your shares at the Annual Meeting. In addition to solicitation by mail, our and FCB’s directors, officers and employees may solicit proxy appointments, personally or by telephone, electronic mail or other methods of communication, but they will not receive any additional compensation from us for doing so.

We will pay all costs of our solicitation of proxy appointments for the Annual Meeting, including costs of preparing and mailing this proxy statement and expenses associated with the telephone and Internet voting facilities. We are requesting banks, brokers, custodians and other nominees and fiduciaries to forward copies of our proxy solicitation materials to the beneficial holders of the shares they hold and request the beneficial holders’ voting instructions, and we will reimburse them for their expenses in doing so.

Q:	How will proxies be voted at the Annual Meeting?

A:	●	If you sign a proxy card and return it so that we receive it before the Annual Meeting, or you appoint the Proxies by telephone or Internet, you will be appointing the Proxies to vote your shares for you, and they will vote, or abstain from voting, according to the instructions you give them.

●

If you sign and return a proxy card or appoint the Proxies by telephone or Internet, but you do not give voting instructions on a matter to be voted on, then the Proxies will be authorized to vote your shares “FOR” in the case of the election of each of the nominees for director named in Proposal 1, and “FOR” in the case of each of Proposals 2 and 3.

●

If before the Annual Meeting any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, including without limitation death, resignation, withdrawal or removal, your proxy card or telephone or Internet voting instructions will give the Proxies discretion to vote your shares for a substitute nominee named by our Board of Directors. If no substitute nominee is named by our Board of Directors, then the number of directors to be elected at the Annual Meeting will be reduced accordingly.

●

We are not aware of any other business that will be brought before the Annual Meeting other than the election of directors and the proposals described in this proxy statement. However, if any other matter is properly presented for action by our shareholders, your proxy card or telephone or Internet voting instructions will authorize the Proxies to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including motions to adjourn the meeting.

●

If you are the record holder of your shares and you do not return a proxy card or appoint the Proxies by telephone or Internet, the Proxies will not have authority to vote for you and your shares will not be represented or voted at the Annual Meeting unless you participate in the meeting remotely and vote your shares on the meeting website or validly appoint another person to vote your shares for you.

Q:	How can I change or revoke my voting instructions after I appoint the Proxies by proxy card, telephone or Internet?

A:

Record Holders. If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by telephone or Internet, and you later wish to change the voting instructions or revoke the authority you gave the Proxies, you can do so by taking the appropriate action described below.

To change the voting instructions you gave the Proxies, whether by returning a proxy card or appointing the Proxies by telephone or Internet, you can:

●

before the Annual Meeting, sign a new proxy card, dated after the date of your original proxy card or after you appointed the Proxies by telephone or Internet, which contains your new voting instructions, and submit it to our proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that your new proxy card is received by our proxy tabulator before the voting takes place at the meeting; or

●

before 11:59 p.m. EDT on April 26, 2021 (the day before the Annual Meeting), call 1-800-690-6903 (the same number used to appoint the Proxies by telephone), or go to the same voting website (www.proxyvote.com) used to appoint the Proxies by Internet, enter your 16-digit Control Number (printed in the box on the enclosed proxy card), and then give your new voting instructions.

Whether you return a proxy card, or appoint the Proxies by telephone or Internet, the Proxies will follow the last voting instructions received from you before the voting takes place at the Annual Meeting.

To revoke your proxy card or your appointment of the Proxies by telephone or Internet, you can:

●

give Broadridge Corporate Issuer Solutions, Inc. a written notice at its address listed above, which must be received before the voting takes place at the Annual Meeting, that you want to revoke your proxy card or telephone or Internet appointment; or

●

participate in the Annual Meeting remotely and vote your shares on the meeting website. Simply participating in the Annual Meeting will not revoke your proxy card or telephone or Internet appointment unless you also vote your shares during the meeting on the meeting website.

Shares Held in “Street Name.” If your shares are held in “street name” and you want to revoke or change voting instructions you have given to your broker or other nominee, you must contact your broker or nominee and follow its directions.

Q:	How can I obtain another proxy card or voting instruction form?

A:

If you have lost your proxy card or after returning it you want to change your voting instructions, you may obtain another proxy card by calling Broadridge Corporate Issuer Solutions, Inc. at 855-449-0981. To receive another copy of the voting instruction form you received from your broker or other nominee, you must call that broker or nominee.

Q:	What is required in order to have a quorum for the Annual Meeting?

A:

A quorum must be present for business to be conducted at the Annual Meeting. For all matters to be voted on at the meeting, a quorum will consist of shares representing a majority of the aggregate votes entitled to be cast by holders of outstanding shares of Class A Common and Class B Common that may be voted at the meeting.

Shares represented by proxy at the Annual Meeting, or held of record by shareholders who participate in the meeting remotely, will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated as present for quorum purposes for the remainder of the meeting and for any adjournments. If you return a valid proxy card, appoint the Proxies by telephone or Internet, or participate in the meeting remotely, your shares will be counted as present for purposes of determining whether there is a quorum, even if you abstain or instruct the Proxies to abstain from voting on one or more matters voted on. Broker “non-votes” also will be counted as present in determining whether there is a quorum. Broker “non-votes” will occur if your shares are held by a broker and are voted by the broker on one or more “routine” matters at the meeting on which the broker has discretionary voting authority, but are not voted by the broker on a “non-routine” matter because the broker does not have discretionary voting authority with respect to that particular matter and you have not given the broker voting instructions on that matter. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

Q:	Could the Annual Meeting be adjourned?

A:

If a quorum is not present at the Annual Meeting, or for other reasons, the meeting may be adjourned to a different date, time or place. If an announcement is made at the meeting of the time and place for the adjourned meeting, no further notice of the adjourned meeting will be given unless the adjournment is for more than 30 days or the Record Date is changed.

Q:	What vote is required to elect directors and on Proposals 2 and 3?

A: ●

Election of Directors. Our directors are elected by a plurality of the votes cast in elections. In the election of directors at the Annual Meeting, the eleven nominees who receive the highest numbers of votes will be elected.

You may:

●	vote for all of the nominees by marking your proxy card “FOR ALL;”

●	withhold your vote for all of the nominees by marking your proxy card “WITHHOLD ALL;” or

●

vote for all of the nominees except for certain nominees by marking your proxy card “FOR ALL EXCEPT” and then indicating the nominee(s) for whom you want your vote withheld on the line provided on the proxy card.

Withheld votes and broker non-votes will have no effect on the election of directors. Our Board of Directors’ nominees for election as directors are listed under the heading “PROPOSAL 1: ELECTION OF DIRECTORS.”

●

Proposal 2. Proposal 2 calls for a non-binding, advisory vote of our shareholders to approve compensation paid or provided to our NEOs, as described under the heading “PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION.” You may mark your proxy card to vote “FOR” or “AGAINST” the proposal, or you may mark your proxy card to “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares represented by proxy at the Annual Meeting or held by shareholders who participate in the meeting remotely must be cast in favor of the proposal. Broker non-votes will have no effect in the voting on Proposal 2, but abstentions will have the same effect as votes against Proposal 2.

●

Proposal 3. Proposal 3 is a vote on ratification of our Audit Committee’s appointment of our independent accountants for 2021 as described under the heading “PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.” You may mark your proxy card to vote “FOR” or “AGAINST” the proposal, or you may mark your proxy card to “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares represented by proxy at the Annual Meeting or held by shareholders who participate in the meeting remotely must be cast in favor of the proposal. Broker non-votes will have no effect in the voting on Proposal 3, but abstentions will have the same effect as votes against Proposal 3.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:

We will file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting to announce the voting results. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available. FCB’s Internet website (www.firstcitizens.com/investor-relations/corporate-profile) contains a link to the SEC’s website (www.sec.gov) where you may review and print copies of that report and any amendment.

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting, the proposals to be voted upon at the meeting, or how to submit your proxy, contact us at 919-716-7000.

RECOMMENDATIONS OF NOMINEES

As described above under the caption “COMMITTEES OF OUR BOARDS – Compensation, Nominations and Governance Committee,” in identifying potential Board nominee candidates the Committee considers incumbent directors as well as candidates who may be suggested by our management, other directors or shareholders. Shareholders who wish to recommend candidates to the Committee should send their recommendations in writing to:

Compensation, Nominations and Governance Committee

First Citizens BancShares, Inc.

Attention: Corporate Secretary (FCC22)

Post Office Box 27131

Raleigh, North Carolina 27611-7131

Each recommendation should be accompanied by:

●

the full name, address and telephone number of the person making the recommendation, a statement that the person making the recommendation is a shareholder of record (or, if the person is a beneficial owner of shares of our stock but not a record holder, a statement from the record holder of the shares verifying the number of shares the person beneficially owns), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of our next Annual Meeting;

●

the full name, address and telephone number of the candidate being recommended, and information regarding the candidate’s beneficial ownership of our stock and any business or personal relationship between the candidate and the person making the recommendation;

●

a statement signed by the candidate that he or she is aware of and consents to being recommended to the Committee and will provide information that the Committee may request in connection with its evaluation of candidates;

●

a description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any particular skills, experience or areas of expertise, and information regarding the candidate’s current positions or experience during the past ten years as a director of any other public corporation;

●	a description of any potential contributions to the Board that the candidate might make that are unusual or unique;

●	a description of the candidate’s current positions and experience as a community leader;

●

information regarding any business or personal relationships between the candidate and any of our or FCB’s customers, suppliers, vendors, competitors, directors or officers, affiliated companies, or other persons with any special interest regarding our company, FCB, or any of our affiliated companies, and any transactions between the candidate and our company, FCB, or any of our affiliated companies;

●

any additional information regarding the candidate that would be required to be included in our proxy statement pursuant to the SEC’s Regulation 14A (including information about legal proceedings in which the candidate has been involved within the past ten years); and

●	an explanation of the value or benefit that the person making the recommendation believes the candidate would provide us as a director.

A shareholder’s recommendation of a nominee for election at an Annual Meeting must be received by the Committee not later than the 120th day prior to the first anniversary of the date that our proxy statement was first mailed to our shareholders in conjunction with our preceding year’s Annual Meeting. Recommendations submitted by shareholders other than in accordance with these procedures will not be considered by the Committee. The Committee will evaluate candidates recommended by shareholders in a manner similar to its evaluation of other candidates.

PROPOSALS FOR 2022 ANNUAL MEETING

Any proposal of a shareholder, other than a nomination for election as a director, that is intended to be presented for action at our 2022 Annual Meeting and included in the proxy statement and proxy card that we will distribute in connection with that meeting must be received by our Corporate Secretary in writing at our address listed below no later than November 9, 2021, to be considered timely received for inclusion in the proxy statement. In order to be included in our proxy materials for a particular meeting, the proposal and the shareholder submitting it must satisfy and comply with certain eligibility and procedural requirements contained in rules of the SEC.

Under our Bylaws, written notice of a shareholder proposal (other than a nomination) intended to be presented from the floor at our 2022 Annual Meeting but which is not intended to be included in our proxy statement and proxy card, or of a shareholder’s intent to nominate a person from the floor for election as a director at our 2022 Annual Meeting, must be received by our Corporate Secretary at our address listed below no earlier than December 9, 2021, and no later than January 23, 2022, in order for that proposal or nomination to be brought before that Annual Meeting. The same notice requirements apply in the case of a shareholder proposal other than a nomination in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by shareholders at our 2022 Annual Meeting. However, if, after the January 23, 2022 deadline for notice of a proposed nomination, our Board of Directors increases the number of our directors, thereby creating an unfilled vacancy that will be filled at our 2022 Annual Meeting, and if there is no public announcement naming the nominee to fill the vacancy at least 100 days prior to the first anniversary of our 2021 Annual Meeting, then a shareholder’s written notice of a nomination to fill the vacancy will be treated as timely if it is received by us not later than the close of business on the tenth day following the day on which such a public announcement actually is made. To be effective, notices of shareholder proposals or nominations are required to contain certain information specified in our Bylaws. Shareholder proposals or nominations not made as provided in our Bylaws will not be considered at Annual Meetings.

The notices described above should be mailed to:

First Citizens BancShares, Inc.

Attention: Corporate Secretary

Post Office Box 27131 (Mail Code FCC22)

Raleigh, North Carolina 27611-7131

ANNUAL REPORT ON FORM 10-K

We are subject to the reporting requirements of the Securities Exchange Act of 1934, and we file periodic reports and other information, including proxy statements, annual reports, quarterly reports and current reports, with the SEC. FCB’s Internet website (www.firstcitizens.com/investor-relations/corporate-profile) contains a link to the SEC’s website (www.sec.gov) where you may review and print copies of information that we file electronically.

A copy of our 2020 Annual Report on Form 10-K, as filed with the SEC, is being mailed to our shareholders with this proxy statement, and a copy is posted with this proxy statement at www.proxyvote.com. An additional copy will be provided without charge to any shareholder upon written request directed to our Corporate Secretary, Elizabeth S. Ostendorf, at the above address.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

The Annual Meeting will be held in a virtual format only, and there will be no physical meeting location for stockholders to attend. The only way to participate in the Annual Meeting will be via the Internet. Instructions for participating in the virtual Annual Meeting are contained in the proxy statement which accompanies this proxy card.

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D35926-P50178

FIRST CITIZENS BANCSHARES, INC.

Virtual Annual Meeting of Stockholders

April 27, 2021 - 9:00 a.m.

APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Hope H. Bryant, H. Lee Durham, Jr., Frank B. Holding Jr., and Robert T. Newcomb (the “Proxies”), or any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Class A Common Stock of First Citizens BancShares, Inc. (“BancShares”) held of record by the undersigned on February 26, 2021, at the Annual Meeting of BancShares’ Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only at 9:00 a.m. EDT on Tuesday, April 27, 2021, and at any postponements or adjournments of the Annual Meeting.

I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1 and “FOR” in the case of Proposals 2 and 3. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matters properly presented for action by stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares’ proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., or BancShares’ Corporate Secretary, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by participating in the virtual Annual Meeting and following the instructions on the meeting website to vote during the meeting.

FIRST CITIZENS BANCSHARES, INC.

ATTN: CORPORATE SECRETARY

4300 SIX FORKS ROAD (FCC22)

RALEIGH, NC 27609

VOTING CLASS A COMMON STOCK BY PROXY

Read our proxy statement before you vote by proxy. Then, to ensure that the shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote the shares for you in one of the following ways.

To Vote by Mail

Mark, date and sign this proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-prepaid envelope has been provided for your convenience.

To Vote by Telephone

Call 1-800-690-6903 on any touch-tone telephone.

To Vote by Internet

Go to the Internet website www.proxyvote.com.

During The Meeting - Go to www.virtualshareholdermeeting.com/FCNCA2021

If voting by telephone or Internet, have your proxy card in hand when you call or access the website. When you are prompted for the “control number,” enter the 16-digit number printed in the box below and then follow the instructions provided to appoint the Proxies and give your voting instructions.

If you vote by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote the shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card.

You may appoint the Proxies by telephone or Internet only until 11:59 p.m. EDT on April 26, 2021, which is the day before the Annual Meeting date.

You also may participate in the virtual Annual Meeting via the internet and vote during the meeting on the meeting website using your 16-digit “control number” printed in the box below. Instructions for voting during the meeting will be available on the meeting website.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35925-P50178	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST CITIZENS BANCSHARES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
BancShares’ Board of Directors recommends that stockholders vote FOR each of the 11 nominees named below.						number(s) of the nominee(s) on the line below.
1.	Election of 11 directors for one-year terms.		☐	☐	☐
Nominees:
	01) John M. Alexander, Jr. 02) Victor E. Bell III 03) Peter M. Bristow 04) Hope H. Bryant	05) H. Lee Durham, Jr. 06) Daniel L. Heavner 07) Frank B. Holding, Jr. 08) Robert R. Hoppe		09) Floyd L. Keels 10) Robert E. Mason IV 11) Robert T. Newcomb

BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 2.							For	Against	Abstain
2.	Non-binding advisory resolution (“say-on-pay” resolution) to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting.						☐	☐	☐
BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 3.							For	Against	Abstain
3.	Proposal to ratify the appointment of BancShares’ independent accountants for 2021.						☐	☐	☐

Instruction: Please sign exactly as your preprinted name(s) appear(s) above. All holders of shares must sign. Joint owners should both sign personally. When signing as attorney, administrator or other fiduciary, please indicate the capacity in which you are signing. In the case of a corporation or partnership or other entity, please sign in the full corporate, partnership or entity name by an authorized officer or other representative.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

The Annual Meeting will be held in a virtual format only, and there will be no physical meeting location for stockholders to attend. The only way to participate in the Annual Meeting will be via the Internet. Instructions for participating in the virtual Annual Meeting are contained in the proxy statement which accompanies this proxy card.

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D35928-P50178

FIRST CITIZENS BANCSHARES, INC.

Virtual Annual Meeting of Stockholders

April 27, 2021 - 9:00 a.m.

APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Hope H. Bryant, H. Lee Durham, Jr., Frank B. Holding Jr., and Robert T. Newcomb (the “Proxies”), or any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Class B Common Stock of First Citizens BancShares, Inc. (“BancShares”) held of record by the undersigned on February 26, 2021, at the Annual Meeting of BancShares’ Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only at 9:00 a.m. EDT on Tuesday, April 27, 2021, and at any postponements or adjournments of the Annual Meeting.

I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1 and “FOR” in the case of Proposals 2 and 3. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matters properly presented for action by stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares’ proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., or BancShares’ Corporate Secretary, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by participating in the virtual Annual Meeting and following the instructions on the meeting website to vote during the meeting.

FIRST CITIZENS BANCSHARES, INC.

ATTN: CORPORATE SECRETARY

4300 SIX FORKS ROAD (FCC22)

RALEIGH, NC 27609

VOTING CLASS B COMMON STOCK BY PROXY

Read our proxy statement before you vote by proxy. Then, to ensure that the shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote the shares for you in one of the following ways.

To Vote by Mail

Mark, date and sign this proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-prepaid envelope has been provided for your convenience.

To Vote by Telephone

Call 1-800-690-6903 on any touch-tone telephone.

To Vote by Internet

Go to the Internet website www.proxyvote.com.

During The Meeting - Go to www.virtualshareholdermeeting.com/FCNCA2021

If voting by telephone or Internet, have your proxy card in hand when you call or access the website. When you are prompted for the “control number,” enter the 16-digit number printed in the box below and then follow the instructions provided to appoint the Proxies and give your voting instructions.

If you vote by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote the shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card.

You may appoint the Proxies by telephone or Internet only until 11:59 p.m. EDT on April 26, 2021, which is the day before the Annual Meeting date.

You also may participate in the virtual Annual Meeting via the internet and vote during the meeting on the meeting website using your 16-digit “control number” printed in the box below. Instructions for voting during the meeting will be available on the meeting website.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35927-P50178	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST CITIZENS BANCSHARES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s)
BancShares’ Board of Directors recommends that stockholders vote FOR each of the 11 nominees named below.						of the nominee(s) on the line below.
1.	Election of 11 directors for one-year terms.		☐	☐	☐
Nominees:
	01) John M. Alexander, Jr. 02) Victor E. Bell III 03) Peter M. Bristow 04) Hope H. Bryant	05) H. Lee Durham, Jr. 06) Daniel L. Heavner 07) Frank B. Holding, Jr. 08) Robert R. Hoppe		09) Floyd L. Keels 10) Robert E. Mason IV 11) Robert T. Newcomb

BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 2.							For	Against	Abstain
2.	Non-binding advisory resolution (“say-on-pay” resolution) to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting.						☐	☐	☐

BancShares’ Board of Directors recommends that stockholders vote FOR Proposal 3.							For	Against	Abstain
3.	Proposal to ratify the appointment of BancShares’ independent accountants for 2021.						☐	☐	☐

Instruction: Please sign exactly as your preprinted name(s) appear(s) above. All holders of shares must sign. Joint owners should both sig personally. When signing as attorney, administrator or other fiduciary, please indicate the capacity in which you are signing. In the case of a corporation or partnership or other entity, please sign in the full corporate, partnership or entity name by an authorized officer or other representative.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date